united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-07254

Johnson Mutual Funds Trust

(Exact name of registrant as specified in charter)

3777 West Fork Road,            Cincinnati, Ohio            45247

(Address of principal executive offices)            (Zip code)

Marc E. Figgins, CFO, 3777 West Fork Road, Cincinnati, Ohio 45247

(Name and address of agent for service)

Registrant's telephone number, including area code (513) 661-3100

Date of fiscal year end:12/31

Date of reporting period:6/30/21

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

SEMI-ANNUAL REPORT
JOHNSON EQUITY INCOME FUND – JEQIX
JOHNSON OPPORTUNITY FUND – JOPPX
JOHNSON INTERNATIONAL FUND – JINTX
JOHNSON FIXED INCOME FUND – JFINX
JOHNSON MUNICIPAL INCOME FUND – JMUNX
June 30, 2021 – Unaudited
Johnson Mutual Funds Trust
3777 West Fork Road | Cincinnati, Ohio 45247
513.661.3100 | 800.541.0170 | Fax 513.661.4901
WWW.JOHNSONMUTUALFUNDS.COM

JOHNSON MUTUAL FUNDS	June 30, 2021 – Unaudited

LETTER FROM THE FUND PRESIDENT:	July 2021

We are pleased to present you with the Johnson Mutual Funds’ June 30, 2021 Semi-Annual Report to Shareholders. On the following pages, we have provided commentary on the performance of each of the Funds in the first half of 2021 as well as the relative performance compared to an appropriate index.
The remainder of the report provides the holdings of each Johnson Mutual Fund as well as other financial data and notes.
Economic Bounce Back Drives Stocks to New Highs
Stocks rose again in the second quarter as the pandemic dissipated and massive government stimulus continued. There were only a couple of small setbacks to the market’s rise in the quarter, which was notably quiet in terms of volatility. The major indices set multiple new records, supported by healthy earnings reports and robust economic data. Stocks that had been badly hit during the pandemic continued to make up ground as a result of reopening. In general, cyclical value stocks like energy, real estate, and financials have outperformed growth stocks this year, reflecting the unwind from the damage of the lockdowns. Energy and other commodity-related stocks have rebounded as energy and raw material prices have risen.
Bonds fared better in the second quarter after a rough first quarter. As inflation fears crept in earlier this year, bond yields rose, and prices fell. However, yields fell in the second quarter, especially on longer-term corporate bonds. This tightening of the spread between corporate bond yields relative to government bonds reflects investor confidence in the overall state of the economy and corporate profits. It also shows investors have become less anxious about inflation. The Fed has made clear it is watching inflation pressures, and more investors view the issue as temporary.
Economic activity picked up steam as more people were vaccinated and as government restrictions were lifted. That meant lots of money being spent, enabled by higher levels of cash on hand from government assistance through the lockdowns. It became evident that consumers worldwide were anxious to return to normal. Strange market dynamics, including supply chain bottlenecks and shortages, made more headlines as the fallout from the worldwide shutdown last year continued.
Life as Economics 101
The havoc of last year and the first part of this year has created unique dynamics in many industries across the global economy. It seems every day we are all confronted with some price increase, product shortage, or fierce buying competition resulting from the economic disturbances. The phrase “supply and demand” has become more familiar than ever in our conversation.
Housing is the most significant market in which this is playing out. Cash offers above the list price have become the norm in most markets in the U.S. The housing market was already hot prior to the pandemic, but the construction slowdown and supply shortages exacerbated the trend. The premium for new and used cars, even rental cars, has gone up because of a shortage of semiconductor chips. Lumber became the posterchild of the situation as it went from being virtually ignored by most people to a daily topic of conversation. Prices tripled in a matter of months before falling by half in a matter of weeks.
Despite some of these more egregious examples, the economic backdrop is generally positive, and likely set up for healthy growth in the coming year. Beyond the initial snapback from the depths of the lockdown, economists expect demand to continue to be strong, and companies project continued earnings growth.
Inflation: Short-Term or Here to Stay?
The recent price increases brought on by the disruptions has led to concerns about inflation. Short-term inflation is all-too real for most of us, but the extent and duration of it for the longer-term is up for debate. There are many myths about what inflation is, what causes it, and its impact. As always, it’s important to separate the reality from the noise.
This year has been a perfect storm for inflation. In addition to the supply and demand dynamics described above, policymakers have poured trillions of dollars in stimulus into the economy, with prospects for more. However, over the past couple of decades powerful structural forces have weighed heavily on inflation. Demographic trends have been the most significant headwind. Much of the developed world, including the U.S., has experienced subdued population growth. Further, the population that we do have in the U.S. is beginning to age. In addition, debt levels coming out of the financial crisis were

1

LETTER FROM THE FUND PRESIDENT:	July 2021

extremely elevated. All of this will continue to weigh on inflation after the initial short-term inflationary data begins to subside. The dire predictions about the negative outcomes of inflation are sure to continue, so it will be helpful to focus on these structural forces that are likely to keep a lid on inflation in the years ahead.
Fed Balancing Inflation with Economic Growth
The Fed has made clear it views the current inflation data as “transitory,” and is more concerned with supporting economic activity at this point than it is worried about inflation. To that end, it has implemented various forms of stimulus and allowed its balance sheet to expand significantly. However, instead of being lent out irresponsibly as it was in the Financial Crisis, much of that money has been invested in the financial markets. This is at least part of the explanation for the elevated valuations in everything from investment-grade corporate bonds to large cap stocks. Still, the market will be closely watching for signs of Fed tightening, which has often led to short-term pullbacks in stocks and other asset prices.
Bull Market Rolls On
When inflation is in the headlines, investors frantically search for the portfolio antidote. Usually, it’s already too late by the time the headlines are out. Diversified portfolios built for any environment are the best protection against inflation and any number of other threats to investing success. So instead of focusing on just one risk, our discipline guides us as we build portfolios for the multitude of possibilities that confront our clients, both positive and negative.
In the near term, inflation data and Fed policy could be triggers for corrections in the stock market. Whatever the cause, corrections are sure to come. These tend to be short-lived and are impossible to time consistently. We don’t have to think back any further than 2020 to remember that some of the worst markets result from a surprise no one was expecting. We also understand there are powerful forces that have driven the market higher, most importantly economic growth and growing corporate profits. Both have allowed this bull market and the many before it to provide the growth our clients need to meet their financial goals over time. Coupled with the appropriate amount of bonds and cash, this is the formula for investing success.
We want you to know how much we appreciate the confidence you have placed in us for your investment needs. As always, please feel free to call us at (513) 661-3100 or (800) 541-0170 with your comments or questions. Thank you.
Sincerely,
Jason Jackman, President

2

JOHNSON EQUITY INCOME FUND	PERFORMANCE REVIEW – JUNE 30, 2021 UNAUDITED

Year-to-date through June 30, 2021, the Johnson Equity Income Fund returned 14.55%. The Fund underperformed the S&P 500 Index return of 15.25%.
So far, 2021 has provided above-average equity returns, with corporate earnings growth rebounding strongly as the economic recovery has gained momentum. The strong first half equity returns were led by outperformance from smaller cap, value-oriented stocks in more economically cyclical sectors such as Financials, Industrials, and Energy. However, leadership from these stocks calmed during the second quarter with balanced performance across sectors and with growth-oriented stocks outperforming value-oriented stocks. Consistent across both quarters, the Energy sector along with real assets including Real Estate have seen strong performance, as inflation concerns have increased.
Looking at year-to-date performance for dividend paying stocks, the highest yielding stocks, defined as those in the top 20% of yield, have outperformed the overall market while the remaining 80% have performed similarly in the 14-15% total return range. While we focus on building a portfolio of stocks with an overall dividend yield higher than the market, stocks with the highest absolute yields are not our focus. These high yielding companies often have more cyclical business models, are less profitable, and often are found in industries with challenged fundamentals. Our investment approach is to balance consideration for both dividend yield and dividend growth with an emphasis on sustainable profitability.
In terms of the Fund’s performance, higher allocations to the Financials and Real Estate sectors along with an underweight in the Consumer Discretion sector contributed positively to relative performance. Detractors to returns were an overweight to the Consumer Staples sector and an underweight to the Energy sector. Stock selection was positive in the Health Care, Real Estate, and Consumer Discretion sectors and negative in the Information Technology and Consumer Staples sectors. The strongest performing stocks in the portfolio included Alphabet and Camden Property Trust, as well as several Financials stocks including American Express, Nasdaq, and bank securities, First Horizon National and Bank of America. Each of these stocks had returns greater than 30% in the first half of 2021. New additions to the portfolio included nVent Electric, Dollar General, Adobe, Costco Wholesale, Lowe’s and UnitedHealth Group. The Fund sold positions in Camden Property Trust, Colgate-Palmolive, Home Depot and Alcon.
Average Annual Total Returns	as of June 30, 2021
	Equity Income Fund	S&P 500 Index
Six Months	14.55%	15.25%
One Year	39.11%	40.79%
Three Years	18.69%	18.67%
Five Years	17.31%	17.65%
Ten Years	13.30%	14.84%

Above average dividend income and long-term capital growth is the objective of the Johnson Equity Income Fund, and the primary assets are stocks of large-sized U.S. companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Six month returns are not annualized. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the S&P 500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

3

Johnson Opportunity Fund	Performance Review – JUNE 30, 2021 UNAUDITED

The Johnson Opportunity Fund had a net total return of 18.24% through the first six months of 2021, outperforming the Russell 2500 Index’s 16.97% return. This first half rally extended record highs and had broad participation as every sector had a positive return. Stocks benefitted as the economy reopened more fully from the COVID-19 pandemic (with the support of government stimulus), and many companies are poised to return to pre-pandemic earnings levels in 2021. This helped more cyclical value stocks finally outperform growth stocks, after lagging for much of the previous cycle.
The Fund’s positioning benefitted from this change in market leadership. Unprofitable companies were last year’s market leaders, but fundamentals and valuation have mattered more this year, and the Fund’s performance has benefitted from that shift. While underweight in the top two performing sectors, Energy and Consumer Discretionary, the Fund’s positive security selection was a bigger driver of returns and delivered the outperformance compared to the Index. The high return in the Financials sector was boosted by top performing holdings such as Signature Bank, American Financial Group, First Horizon, and East West Bancorp. Low interest rates have limited growth in the sector, but these companies had unique growth drivers that weren’t just reliant on net interest income for growth. Health Care security selection was additive as well, accomplished mostly by maintaining a quality discipline and avoiding the biotech industry, which consists of many unprofitable companies. The worst performing stocks in the portfolio tended to be companies with lackluster earnings growth, such as Bottomline Technologies and Black Knight, both specialty business software companies whose customers have yet to return to normal spending volumes.
Macroeconomic uncertainties always are an overhang, but low interest rates and economic growth are still the most likely path. Earnings growth naturally slows from its recovery pace as the cycle matures, and any cooling of the economic recovery will reduce the appeal of the more cyclical sectors. This often opens opportunities for a broader group of quality stocks to outperform. Companies with good management teams have seized the opportunity to improve their competitive position during last year’s recession, and we expect the market to reward them as the cycle progresses.
Average Annual Total Returns	as of June 30, 2021
	Opportunity Fund	Russell 2500 Index
Six Months	18.24%	16.97%
One Year	47.84%	57.79%
Three Year	11.29%	15.24%
Five Years	13.28%	16.35%
Ten Years	10.56%	12.86%

Long-term capital growth is the objective of the Johnson Opportunity Fund, and the primary assets are equity securities of medium sized companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. Six month returns are not annualized. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the Russell 2500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell 2500 Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

4

Johnson International Fund	Performance Review – JUNE 30, 2021 UNAUDITED

The Johnson International Fund had a net total return of 9.34% in the first half of 2021, slightly ahead of the MSCI ACWI ex-US Index’s 9.16% return.
Last year’s pandemic shutdown and economic recession slowed business for many companies, but earnings growth is expected to rebound by nearly 50% in 2021. Stocks of companies with more exposure to this trend of economic improvement tended to perform better in the first six months of this year. The international market was led by the more cyclical sectors, including Energy, Materials, and Industrials. While the Fund had some exposure to these areas, sector allocation was more tilted toward the underperforming defensive sectors, such as Utilities, Health Care, and Communication Services. Despite a more conservative sector positioning, the Fund was able to outperform through effective security selection in seven of the eleven sectors.
Earnings growth for the more cyclical areas of the market are being driven by expectations that global GDP growth will surpass 6% this year — more than double the average pace of growth historically. The Fund had five stocks that captured that improvement well, all increasing by more than 25% in the first half of the year: Cie Financiere Richemont (luxury goods), Publicis Groupe (advertising), Lukoil Pjsc (oil), Magna International (automotive), and Infosys Technologies (consulting). These top performing stocks benefited greatly from the reopening of the global economy.
The Fund was also well positioned to benefit from a shift in country performance. An overweight position in European developed markets was additive and lower relative exposure to a lackluster Chinese stock market helped relative performance too. A weaker dollar clipped international stock returns for US investors, especially in Japanese stocks, which represent the largest country weight in the international stock market. The Fund’s two biggest performance detractors were Japan’s Nitto Denko Corp. and Tokio Marine Holdings.
International stocks have underperformed the U.S. stock market meaningfully for several years. The MSCI ACWI ex-US Index is still below its October 2007 high, whereas the S&P 500 Index is up 2.8 times from that starting point. Much of this can be explained by sector composition, with the U.S.’s higher Technology exposure outrunning the slower growth cyclical mix of most foreign markets. But as the economic expansion progresses and more companies experience sustained improvement, international stocks should stand to benefit from what has become a steeper than normal valuation discount to the U.S. market.
Average Annual Total Returns	as of June 30, 2021
	International Fund	MSCI ACWI ex US Index
Six Months	9.34%	9.16%
One Year	33.02%	35.72%
Three Years	8.70%	9.38%
Five Years	9.45%	11.08%
Ten Years	4.89%	5.45%
Asset Allocation by Country	as of June 30, 2021
Japan	16.59%	Taiwan	3.52%
UK	9.99%	India	3.22%
Other*	9.34%	Australia	3.03%
Canada	8.72%	Mexico	2.12%
China	8.52%	Russia	2.02%
Switzerland	7.98%	South Korea	1.83%
France	7.72%	Brazil	1.78%
Germany	6.44%	Spain	1.67%
Hong Kong	3.94%	Netherlands	1.57%

*
Countries in “Other” category include: Belgium, Chile, Denmark, Israel, Italy, Norway, Philippines, South Africa, Singapore, and Sweden.

Long-term capital growth is the objective of the Johnson International Fund, and the primary assets are equity securities of foreign companies traded on U.S. exchanges and ADRs (American Depository Receipts). The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Six month returns are not annualized. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees and expenses, whereas neither Index incurs fees nor expenses. A shareholder cannot invest directly in the MSCI ACWI ex US Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The MSCI ACWI ex US Index is the primary benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

5

Johnson Fixed Income Fund	Performance Review – JUNE 30, 2021 UNAUDITED

The Johnson Fixed Income Fund provided a total return of  -1.90% during the first half of 2021, compared to a -1.60% return for the Bloomberg Barclays Capital Aggregate Index.
Bond yields increased sharply during the early part of this year as the economic recovery gained momentum. Widespread vaccinations, economic reopening, and ongoing government stimulus payments fueled investor fear of rising inflation. Despite the solid economic environment, the Federal Reserve (the “Fed”) reiterated its plan to remain patient in its approach to tightening monetary policy. As a result, short term interest rates remained largely unchanged, while longer term interest rates rose significantly. While the Fund’s modestly longer duration relative to its benchmark was a slight headwind during the first part of the year, the Fund’s reduced exposure to longer term interest rates helped soften the impact of rising interest rates.
After beginning the year at low levels, credit spreads continued to consistently tighten throughout the first half of this year. In fact, the Bloomberg Barclays Investment Grade Corporate Bond Index ended June at a spread of just 80 basis points, the lowest level since 2005. Performance across sectors was uneven, however, as low-quality, cyclical sectors outperformed high-quality, more stable industries. Additionally, longer duration corporate bonds outperformed intermediate-duration corporate bonds. While ongoing spread tightening was beneficial to the Fund’s relative performance, the Fund’s focus on high-quality, intermediate-maturity corporates was a modest headwind during the first half of the year. Looking forward, further spread tightening is likely to be somewhat limited by historically tight valuations in the credit market. Despite this limitation, we believe that the Fund’s emphasis on corporate bonds should help provide a modest yield advantage versus the benchmark, which should be beneficial for performance going forward.
While the economy will still likely benefit from the triple tailwinds of vaccinations, reopening, and stimulus, the magnitude to which these factors influence economic growth are all likely to wane over the remainder of the year. Similarly, the pace at which demand has recovered has put upward pressure on consumer prices. Temporary supply chain disruptions have also been important drivers of inflation but are likely to ease throughout the remainder of the year. The Fed has continued to reiterate its patient stance with regard to adjusting monetary policy — reinforcing the idea that robust economic growth and faster inflation may both prove temporary. Instead, they have emphasized full healing in labor markets as an important condition for policy tightening. Despite the Fed’s reluctance to raise interest rates in the near term, they have indicated it may be appropriate to taper asset purchases sometime later this year. As a result, mortgage-backed security (“MBS”) spreads have widened, which has been beneficial for the Fund’s performance as it remains underweight MBS. The Fund’s duration continues to be positioned modestly long relative to its benchmark. Additionally, the Fund’s emphasis on corporate bonds should be beneficial if corporate bond spreads remain relatively tight. We continue to emphasize high-quality bonds in counter-cyclical industries to limit the Fund’s exposure to spread volatility should the market correct. Finally, the combination of historically low interest rates and tight credit spreads are likely to lead to subdued fixed income returns going forward.
Average Annual Total Returns	as of June 30, 2021
	Fixed Income Fund	Bloomberg Barclays Capital Aggregate Index
Six Months	-1.90%	-1.60%
One Year	-1.12%	-0.33%
Three Years	5.17%	5.34%
Five Years	2.89%	3.03%
Ten Years	3.32%	3.39%

A high level of income over the long term consistent with preservation of capital is the objective of the Johnson Fixed Income Fund, and the primary assets are investment-grade fixed income securities. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Six month returns are not annualized. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the Barclays Capital Aggregate Index. The Barclays Capital Aggregate Index is the benchmark. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

6

Johnson Municipal Income Fund	Performance Review – JUNE 30, 2021 UNAUDITED

The Johnson Municipal Income Fund provided a total return of 0.01% compared to 1.06% for the Bloomberg Barclays Municipal Bond Index during the first half of the year.
After declining throughout 2020, municipal bond yields rose modestly throughout the curve during the first half of 2021. Despite this headwind, income generated by the portfolio pushed total returns into positive territory. Municipal credit spreads tightened from 2020’s levels as investor sentiment surrounding municipal credit health improved on the tailwinds of economic re-openings, vaccinations, and strong tax revenue collections. Municipal bond mutual funds experienced the fastest pace of inflows in history, causing investors to reach for yield in lower quality issuers as supply was unable to keep up with demand for tax-free securities. As a result, the Fund’s focus on higher-quality securities detracted from relative performance during the first half of the year as the lowest quality issuers outperformed.
New municipal bond issuance in the first half of 2021 ended higher than the first half of 2020 and marked the largest first half issuance number in over five years. However, this uptick in supply underwhelmed the market as demand for tax-exempt municipal bonds remains consistent and robust. In the coming months, tax-law reform has the potential to play a significant role in municipal bond mutual fund flows, which can be an important driver of performance and relative valuations. We maintain a high-quality focus as downgrades may continue throughout 2021, and low-quality securities remain expensive relative to prior periods. Although municipal credit health has improved, there remains some uncertainty for lower quality issuers, particularly those that rely on economically sensitive revenue sources. The Fund avoids such securities by maintaining a strict focus on high quality municipal issuers. Over 70% of the Fund is holdings are rated AA or higher. Furthermore, the Fund is diversified by issuer, sector and state with approximately 25% of its assets in states other than Ohio.
While the economy will still likely benefit from the triple tailwinds of vaccinations, reopening, and government stimulus payments, the magnitude to which these factors influence economic growth are all likely to wane over the remainder of the year. The Federal Reserve has continued to reiterate its patient stance with regard to adjusting monetary policy — reinforcing the idea that robust economic growth and faster inflation may both prove temporary. Instead, they have emphasized full healing in labor markets as an important condition for policy tightened. Despite the Fed’s reluctance to raise interest rates in the near term, they have indicated it may be appropriate to taper asset purchases sometime later this year. The Fund’s duration will be closer to neutral versus its benchmark but was lower in recent months given expensive valuations on longer duration municipal securities. Finally, the combination of historically low interest rates and tight credit spreads are likely to lead to subdued fixed income returns going forward.
Average Annual Total Returns	as of June 30, 2021
	Municipal Income Fund	Bloomberg Barclays Municipal Bond Index	Bloomberg Barclays Municipal Bond: 5 Year GO Index
Six Months	0.01%	1.06%	0.12%
One Year	2.05%	4.17%	1.76%
Three Years	4.09%	5.10%	3.72%
Five Years	2.41%	3.25%	2.32%
Ten Years	2.88%	4.28%	2.54%

A high level of federally tax-free income over the long term consistent with preservation of capital is the objective of the Johnson Municipal Income Fund, and the primary assets are intermediate term Ohio municipal bonds. The data on this page is unaudited and represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Six-month returns are not annualized. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the Barclays Capital Municipal Bond Index nor in the Barclays Capital Five Year General Obligation Municipal Bond Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Barclays Capital Municipal Bond Index is the primary benchmark, and the Barclays Capital Five Year General Obligation Municipal Bond Index is a supplementary index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

7

EQUITY INCOME FUND	Portfolio of Investments as of June 30, 2021 – Unaudited

Common Stocks	Shares	Fair Value
Alphabet Inc. – Class A*	4,735	$11,561,876
Comcast Corp. – Class A	177,800	10,138,156
Walt Disney Co.*	25,350	4,455,769
4.8% – Total For Communication Services		$26,155,801
Lowe’s Companies Inc.	57,000	11,056,290
Nike Inc. – Class B	41,000	6,334,090
TJX Companies Inc.	167,240	11,275,321
VF Corporation	136,800	11,223,072
7.3% – Total For Consumer Discretionary		$39,888,773
Coca Cola Co.	161,320	8,729,025
Costco Wholesale Corp.	28,600	11,316,162
Dollar General Corp.	82,000	17,743,980
Pepsico Inc.	35,200	5,215,584
Procter & Gamble Co.	79,690	10,752,572
Unilever PLC ADR	281,800	16,485,300
12.8% – Total For Consumer Staples		$70,242,623
Chevron Corp.	70,890	7,425,019
1.3% – Total For Energy		$7,425,019
American Express Co.	34,165	5,645,083
Axis Capital Holdings Inc.	201,750	9,887,768
Bank of America Corp.	129,915	5,356,395
First Horizon National Bank	977,181	16,885,688
Marsh & McLennan Companies Inc.	65,300	9,186,404
Nasdaq Inc.	70,000	12,306,000
Willis Towers Watson PLC	47,200	10,856,944
12.7% – Total For Financial Services		$70,124,282
Abbott Laboratories	97,435	11,295,640
CVS Health Corp.	113,025	9,430,806
Danaher Corp.	44,043	11,819,379
Medtronic PLC	86,500	10,737,245
UnitedHealth Group Inc.	26,700	10,691,748
Zimmer Biomet Holdings	99,600	16,017,672
Zoetis Inc.	57,276	10,673,955
14.7% – Total For Health Care		$80,666,445
Amphenol Corp – Class A	227,300	15,549,593
Honeywell International Inc.	49,000	10,748,150
Hubbell Inc.	62,300	11,640,132
nVent Electric PLC	409,000	12,777,160
Paccar Inc.	106,040	9,464,070
Waste Management Inc.	68,600	9,611,546
12.7% – Total For Industrials		$69,790,651
Carlisle Cos Inc.	62,240	11,911,491
PPG Industries, Inc.	69,495	11,798,166
4.3% – Total For Materials		$23,709,657
Common Stocks	Shares	Fair Value
Accenture PLC – Class A	37,520	$11,060,521
Adobe Inc.*	33,700	19,736,068
Analog Devices, Inc.	108,000	18,593,280
Apple Inc.	73,760	10,102,170
Automatic Data Processing Inc.	51,850	10,298,447
Fidelity National Information Services Inc.	74,600	10,568,582
Mastercard Inc.- Class A	27,050	9,875,684
Microsoft Corp.	58,360	15,809,724
S&P Global Inc	11,240	4,613,458
VISA Inc. – Class A	65,500	15,315,210
22.9% – Total For Technology		$125,973,144
American Tower Corp.	61,857	16,710,050
3.0% – Total For Real Estate		$16,710,050
Alliant Energy Corp.	186,300	10,388,088
1.9% – Total For Utilities		$10,388,088
Total Common Stocks 98.4%		$541,074,533
(Identified Cost $362,874,057)
Cash Equivalents
First American Government Obligation Fund, Class Z**	8,955,881	8,955,881
Total Cash Equivalents 1.6%		$8,955,881
(Identified Cost $8,955,881)
Total Portfolio Value 100.0%		$550,030,414
(Identified Cost $371,829,938)
Assets in Excess of Other Liabilities 0.0%		$110,652
Total Net Assets 100.0%		$550,141,066

*
Non-income producing security.

**
Variable Rate Security; as of June 30, 2021, the 7 day annualized yield was 0.02%.

ADR – American Depositary Receipt
PLC – Public Liability Company

The accompanying notes are an integral part of these financial statements.

8

OPPORTUNITY FUND	Portfolio of Investments as of June 30, 2021 – Unaudited

Common Stocks	Shares	Fair Value
New York Times	34,700	$1,511,185
1.3% – Total For Energy		$1,511,185
BorgWarner Inc.	27,600	1,339,704
Burlington Stores Inc.*	3,000	965,970
Kimball International Inc. Class B	92,100	1,211,115
Lithia Motors Inc.	3,400	1,168,376
LKQ Corp.*	38,600	1,899,892
Rocky Brands Inc.	22,800	1,267,680
Sleep Number Corp.*	12,900	1,418,355
Steven Madden LTD*	20,500	897,080
Ulta Beauty Inc.*	2,800	968,156
9.8% – Total For Consumer Discretionary		$11,136,328
BJs Wholesale Club Holdings Inc.*	43,500	2,069,730
Church & Dwight Co. Inc.	6,900	588,018
Reynolds Consumer Product	26,800	813,380
3.0% – Total For Consumer Staples		$3,471,128
World Fuel Services Corp.	37,500	1,189,875
1.0% – Total For Energy		$1,189,875
American Financial Group	15,000	1,870,800
Arrow Financial Corp.	40,200	1,445,190
Axis Capital Holdings Ltd.	17,700	867,477
Diamond Hill Investment Group Inc.	4,900	819,819
Everest Re Group Ltd.	6,700	1,688,467
Farmers National Banc	105,600	1,637,856
First Horizon National Bank	115,724	1,999,711
Reinsurance Group of America Inc.	11,600	1,322,400
SEI Investments Co.	26,700	1,654,599
Signature Bank	4,700	1,154,555
Wintrust Financial Corp.	26,300	1,989,069
14.4% – Total For Financial Services		$16,449,943
Catalent Inc.*	9,000	973,080
Charles River Laboratories International Inc.*	6,500	2,404,480
Chemed Corp.	3,400	1,613,300
Collegium Pharmaceutical*	54,300	1,283,652
Globus Medical Inc.*	21,000	1,628,130
Hill-Rom Holdings Inc.	13,000	1,476,670
Integra Lifesciences Holding*	11,600	791,584
Universal Health Services Inc. – Class B	10,200	1,493,586
West Pharmaceutical Services Inc.	2,200	790,020
10.9% – Total For Health Care		$12,454,502
AMN Healthcare Services Inc.*	15,200	1,474,096
Applied Industrial Technology	16,500	1,502,490
Common Stocks	Shares	Fair Value
Comfort Systems USA Inc.	20,800	$1,638,832
Gorman-Rupp Co.	58,587	2,017,736
Hubbell Inc.	7,800	1,457,352
Idex Corp.	6,900	1,518,345
Installed Building Product*	6,100	746,396
Littlefuse Inc.	6,900	1,758,051
Nordson Corp.	7,800	1,712,178
nVent Electric PLC	63,500	1,983,740
Regal Beloit Corp.	12,000	1,602,120
Smith (A.O.) Corp.	24,200	1,743,852
Snap-On Inc.	4,700	1,050,121
Watsco Inc.	2,400	687,936
Watts Water Tech Inc. – Class A	9,100	1,327,781
19.5% – Total For Industrials		$22,221,026
Avery Dennison Corp.	9,700	2,039,328
Avient Corp.	26,700	1,312,572
Carlisle Companies Inc.	8,900	1,703,282
RPM International Inc.	15,600	1,383,408
Sonoco Products Co.	25,600	1,712,640
Stepan Co.	8,200	986,214
8.0% – Total For Materials		$9,137,444
Amdocs Ltd.	9,900	765,864
Black Knight Inc.*	18,800	1,466,024
Blackbaud Inc.*	12,500	957,125
Bottomline Technologies*	24,600	912,168
CACI International Inc.*	6,400	1,632,768
Constellation Software	600	910,117
Exlservice Holdings, Inc.*	10,900	1,158,234
Gartner Inc.*	6,100	1,477,420
ICF International Inc.	12,000	1,054,320
IPG Photonics Corp.*	8,900	1,875,853
Lumentum Holdings Inc.*	14,700	1,205,841
Maximus Inc.	18,500	1,627,445
On Semiconductor Corp.*	37,400	1,431,672
Paylocity Holding Corp.*	10,800	2,060,640
PTC Inc.*	10,200	1,440,852
Tyler Technologies Inc.*	1,700	769,029
Wex Inc.*	4,900	950,110
19.0% – Total For Technology		$21,695,482
Americold Realty Trust	25,400	961,390
Camden Property Trust	6,400	849,088
Coresite Realty Corp.	9,600	1,292,160
Equity Lifestyles Prty	13,200	980,892
First Industrial Realty	30,900	1,613,907
National Retail Properties Inc.	13,500	632,880
Stag Industrial Inc.	37,400	1,399,882
6.8% – Total For Real Estate		$7,730,199
Atmos Energy Corp.	14,500	1,393,595

The accompanying notes are an integral part of these financial statements.

9

OPPORTUNITY FUND	Portfolio of Investments as of June 30, 2021 – Unaudited

Common Stocks	Shares	Fair Value
Portland General Electric	22,100	$1,018,368
Unitil Corp.	28,900	1,530,833
3.5% – Total For Utilities		$3,942,796
Total Common Stocks 97.2%		$110,939,908
(Identified Cost $79,407,904)
Cash Equivalents
First American Government Obligation Fund, Class Z**	3,248,777	3,248,777
Total Cash Equivalents 2.8%		$3,248,777
(Identified Cost $3,248,777)
Total Portfolio Value 100.0%		$114,188,685
(Identified Cost $82,656,681)
Other Assets in Excess of Liabilities 0.0%		$5,290
Total Net Assets 100.0%		$114,193,975

*
Non-income producing security.

**
Variable Rate Security; as of June 30, 2021, the 7 day annualized yield was 0.02%.

ADR – American Depositary Receipt
PLC – Public Liability Company
The accompanying notes are an integral part of these financial statements.

10

INTERNATIONAL FUND	Portfolio of Investments as of June 30, 2021 – Unaudited

Preferred Stocks	Shares	Fair Value
Itau Unibanco Holding SA ADR	11,550	$69,415
0.3% – Total For Financial Services		$69,415
Total Preferred Stocks 0.3%		$69,415
(Identified Cost $63,654)
Common Stocks
Baidu, Inc. ADR*	1,700	346,630
Deutsche Telekom AG ADR	7,100	150,946
KDDI Corp. ADR	22,600	351,882
Orange ADR	7,500	85,800
PLDT Inc. ADR	3,600	94,608
Publicis Groupe SA ADR	23,100	369,600
RTL Group SA ADR*	15,000	86,250
SK Telecom Co. Ltd. ADR	3,400	106,794
SoftBank Group Corp. ADR	3,600	125,525
Telenor ASA ADR	9,600	162,240
Tencent Holdings Ltd. ADR	5,700	429,210
WPP PLC ADR	1,800	122,022
10.1% – Total For Communications		$2,431,507
Adidas AG ADR*	600	112,068
Alibaba Group Holdings ADR*	1,600	362,848
Bridgestone ADR	8,200	186,140
Bunzl PLC ADR	7,700	257,719
CIE Financiere Richemont AG ADR	22,000	265,760
Daimler AG ADR	2,200	197,780
Honda Motor Co. Ltd. ADR	5,500	176,990
JD.com Inc. ADR*	3,000	239,430
Magna International Inc.	5,100	472,464
Toyota Motor Corp. ADR	1,100	192,324
10.2% – Total For Consumer Discretionary		$2,463,523
CK Hutchison Holdings LTD ADR	16,500	127,708
Danone ADR	6,184	87,008
Itochu Corp. ADR	3,700	212,861
L’Oreal ADR	2,800	250,299
Nestle SA ADR	2,800	349,272
Reckitt Benckiser Group PLC ADR	5,900	105,610
Shoprite Holdings Ltd. ADR	32,100	347,162
Unilever PLC ADR	6,600	386,100
Wal-Mart De Mexico SAB de CV ADR	12,300	402,702
9.4% – Total For Consumer Staples		$2,268,722
BP PLC ADR	2,298	60,713
Equinor ASA ADR	4,000	84,800
Gazprom	14,000	106,960
Preferred Stocks	Shares	Fair Value
Lukoil Corp. ADR	4,100	$377,200
Royal Dutch Shell PLC, Class B ADR	2,600	100,958
Technip Energies NV ADR	2,440	33,282
TotalEnergies SE ADR	2,352	106,452
Technip FMC PLC ADR	12,200	110,410
Woodside Petroleum ADR	5,200	87,204
4.4% – Total For Energy		$1,067,979
Admiral Group PLC ADR	6,400	277,969
Allianz SE ADR	10,700	267,393
Banco Bradesco ADR	19,708	101,102
Banco Santander SA ADR	37,155	145,276
Bank of Montreal	1,240	127,174
Barclays PLC ADR	15,000	144,750
BNP Paribas ADR*	4,000	125,280
China Construction Bank ADR	18,100	282,903
Deutsche Boerse AG ADR	7,000	122,010
Industrial and Commercial Bank Of China Ltd. ADR	32,600	381,094
KB Financial Group Inc. ADR	2,400	118,320
Legal and General Group PLC ADR	5,000	89,850
Manulife Financial Corp.	7,720	152,084
Mitsubishi UFJ Financial Group Inc. ADR	40,000	216,800
Mizuho Financial Group Inc. ADR	25,000	71,250
National Australia Bank ADR	8,700	85,913
Orix Corp. ADR	2,450	207,417
Royal Bank of Canada	1,900	192,489
Sumitomo Mitsui Financial Group Inc. ADR	67,600	465,764
Tokio Marine Holdings Inc. ADR	8,400	387,177
Toronto Dominion Bank	2,700	189,135
United Overseas Bank Ltd. ADR	4,100	157,973
Westpac Banking Corp. Ltd. ADR	7,250	140,070
Zurich Insurance Group Ltd. ADR	3,240	130,410
18.9% – Total For Financial Services		$4,579,603
Alcon Inc.*	4,696	329,941
Astellas Pharma Inc. ADR	17,600	305,800
Bayer AG ADR	5,200	79,248
Dr. Reddy’s Laboratories Ltd. ADR	3,340	245,523
Novartis AG ADR	2,480	226,275
Novo Nordisk AS ADR	4,400	368,588
Roche Holdings Ltd. ADR	10,500	493,395

The accompanying notes are an integral part of these financial statements.

11

INTERNATIONAL FUND	Portfolio of Investments as of June 30, 2021 – Unaudited

Preferred Stocks	Shares	Fair Value
Takeda Pharmaceutical Co. ADR	9,340	$157,192
Taro Pharmaceuticals Ltd.*	1,400	100,744
9.5% – Total For Health Care		$2,306,706
ABB Ltd. ADR	2,900	98,571
Atlas Copco AB ADR	5,400	332,964
BAE Systems PLC ADR	3,800	111,226
Canadian National Railway Co.	1,400	147,728
Compass Group PLC ADR	6,500	139,305
Komatsu Ltd. ADR	6,300	156,240
Schneider Electric SE ADR	13,900	439,101
Sensata Technologies Holding NV*	2,200	127,534
Siemens AG ADR	1,800	143,350
7.0% – Total For Industrials		$1,696,019
Air Liquide SA ADR	4,569	160,555
BASF SE ADR	7,400	146,742
BHP Billiton Ltd. ADR	2,550	185,716
Cemex ADR	15,000	126,000
CIA Siderurcgica NACL ADR	13,600	119,408
Newcrest Mining Ltd. ADR	10,900	209,002
Nitto Denko Corp. ADR	8,800	327,448
Posco ADR	2,800	214,956
Rio Tinto PLC ADR	1,570	131,707
Vale SA ADR	5,400	123,174
7.2% – Total For Materials		$1,744,708
Cap Gemini SA ADR	4,000	153,640
ASML Holdings	360	248,702
CGI Group Inc.*	5,100	462,060
Infosys Ltd. ADR	25,400	538,226
Lenovo Group Ltd. ADR	20,000	460,600
Open Text Corp.	6,400	325,120
Relx PLC ADR	4,200	112,014
SAP SE ADR	2,200	309,012
Sony Group Corp. ADR	3,800	369,436
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	3,600	432,576
United Microelectronics ADR	44,930	424,589
15.9% – Total For Technology		$3,835,975
Sun Hung Kai Properties Ltd. ADR	22,400	334,880
1.4% – Total For Real Estate		$334,880
Enel SpA ADR	21,100	195,597
Enersis SA ADR	41,800	301,796
Iberdrola SA ADR	5,000	244,275
National Grid PLC ADR	1,629	104,158
SSE PLC ADR	4,000	83,120
3.8% – Total For Utilities		$928,946
Preferred Stocks	Shares	Fair Value
Total Common Stocks 97.8%		$23,658,568
(Identified Cost $16,563,863)
Cash Equivalents
First American Government Obligation Fund, Class Z**	335,936	335,936
Total Cash Equivalents 1.4%		$335,936
(Identified Cost $335,936)
Total Portfolio Value 99.5%		$24,063,919
(Identified Cost $16,963,453)
Other Assets in Excess of Liabilities 0.5%		$113,171
Total Net Assets 100.0%		$24,177,090

*
Non-income producing security.

**
Variable Rate Security; as of June 30, 2021, the 7 day annualized yield was 0.02%.

ADR – American Depositary Receipt
PLC – Public Liability Company

The accompanying notes are an integral part of these financial statements.

12

FIXED INCOME FUND	Portfolio of Investments as of June 30, 2021 – Unaudited

Fixed Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Corporate Bonds:
Ace Ina Holdings Inc.	3.350%	05/15/2024	2,375,000	$2,563,089
American Express Co.	3.000%	10/30/2024	12,700,000	13,623,243
AON PLC	3.500%	06/14/2024	3,320,000	3,565,200
AON PLC	3.750%	05/02/2029	5,846,000	6,584,230
AON PLC	4.000%	11/27/2023	4,330,000	4,640,030
Bank of America Corp.	3.248%	10/21/2027	20,000,000	21,685,393
BB&T Corp.	3.750%	12/06/2023	6,775,000	7,287,400
BB&T Corp.	3.950%	03/22/2022	3,054,000	3,125,392
Fifth Third Bancorp	4.300%	01/16/2024	10,999,000	11,920,225
Huntington Bancshares	2.550%	02/04/2030	5,628,000	5,863,164
Huntington Bancshares	2.625%	08/06/2024	11,530,000	12,177,530
JP Morgan Chase & Co.	3.300%	04/01/2026	5,500,000	6,018,268
JP Morgan Chase & Co.	3.875%	09/10/2024	10,060,000	10,968,340
JP Morgan Chase & Co.	4.493%	03/24/2031	4,500,000	5,334,559
Keycorp	2.550%	10/01/2029	6,430,000	6,735,190
Keycorp	4.100%	04/30/2028	7,300,000	8,431,966
Marsh & McLennan Co. Inc.	4.375%	03/15/2029	12,737,000	14,942,823
Morgan Stanley	3.700%	10/23/2024	14,154,000	15,443,305
Morgan Stanley	4.000%	07/23/2025	3,500,000	3,898,414
MUFG Americas Holdings Corp.	3.000%	02/10/2025	6,949,000	7,397,901
MUFG Americas Holdings Corp.	3.500%	06/18/2022	7,659,000	7,895,999
PNC Financial Services	3.450%	04/23/2029	2,500,000	2,795,119
PNC Financial Services	3.900%	04/29/2024	9,991,000	10,849,167
Suntrust Banks Inc.	4.000%	05/01/2025	8,000,000	8,897,800
Truist Bank	2.250%	03/11/2030	5,116,000	5,192,616
US Bancorp	3.000%	07/30/2029	9,780,000	10,601,940
US Bancorp	3.100%	04/27/2026	7,000,000	7,612,508
Wells Fargo & Co.	4.100%	06/03/2026	9,500,000	10,673,800
Wells Fargo & Co.	4.300%	07/22/2027	7,600,000	8,670,025
24.5% – Total For Corporate Bonds: Bank and Financial				$245,394,636
CVS Health Corp.	4.300%	03/25/2028	14,898,000	17,129,682
Coca-Cola Co.	3.450%	03/25/2030	1,000,000	1,127,232
Dover Corp.	2.950%	11/04/2029	6,045,000	6,497,998
Dover Corp.	3.150%	11/15/2025	3,802,000	4,089,062
Emerson Electric Co.	1.800%	10/15/2027	14,190,000	14,549,261
Emerson Electric Co.	1.950%	10/15/2030	2,850,000	2,885,486
Home Depot Inc.	2.500%	04/15/2027	8,606,000	9,176,022
Johnson Controls International PLC	3.900%	02/14/2026	6,430,000	7,115,837
Kroger Co. Senior	3.500%	02/01/2026	10,850,000	11,916,267
Kroger Co. Senior	4.000%	02/01/2024	595,000	640,491
McDonald’s Corp.	2.125%	03/01/2030	6,500,000	6,578,042
McDonald’s Corp.	3.600%	07/01/2030	11,000,000	12,381,902
Nike Inc.	3.250%	03/27/2040	8,830,000	9,703,321
Pepsico Inc.	2.850%	02/24/2026	4,590,000	4,957,291
Shell International	3.250%	05/11/2025	6,779,000	7,357,935
Starbucks Corp.	2.250%	03/12/2030	2,621,000	2,654,413
Starbucks Corp.	3.550%	08/15/2029	15,000,000	16,776,885
Verizon Communication Inc.	4.016%	12/03/2029	16,390,000	18,789,064
Union Pacific Corp.	3.500%	06/08/2023	5,000,000	5,292,093
Walt Disney Co.	3.800%	03/22/2030	17,000,000	19,433,817
17.9% – Total For Corporate Bonds: Industrial				$179,052,101
Berkshire Hathaway Energy Co.	3.250%	04/15/2028	2,000,000	2,199,784
Berkshire Hathaway Energy Co.	3.500%	02/01/2025	1,500,000	1,620,670
Berkshire Hathaway Energy Co.	3.750%	11/15/2023	9,574,000	10,238,982
Duke Energy Corp.	2.450%	06/01/2030	10,000,000	10,107,353
The accompanying notes are an integral part of these financial statements.

13

FIXED INCOME FUND	Portfolio of Investments as of June 30, 2021 – Unaudited

Fixed Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Duke Energy Corp.	2.650%	09/01/2026	6,000,000	$6,334,343
Enterprise Products	3.750%	02/15/2025	2,056,000	2,243,309
Enterprise Products	4.150%	10/16/2028	11,617,000	13,362,105
Eversource Energy	1.650%	08/15/2030	232,000	222,289
Eversource Energy	3.300%	01/15/2028	6,440,000	7,059,020
Eversource Energy	4.250%	04/01/2029	9,289,000	10,811,424
Georgia Power Co.	2.200%	09/15/2024	260,000	270,585
Georgia Power Co.	2.650%	09/15/2029	14,850,000	15,586,554
Interstate Power & Light Co.	2.300%	06/01/2030	2,920,000	2,961,658
Interstate Power & Light Co.	3.400%	08/15/2025	1,000,000	1,081,955
Interstate Power & Light Co.	4.100%	09/26/2028	13,090,000	15,013,557
National Rural Utilities Collateral Trust	3.400%	11/15/2023	2,825,000	2,999,577
National Rural Utilities Collateral Trust	3.700%	03/15/2029	5,800,000	6,475,724
Virginia Electric & Power Co.	2.750%	03/15/2023	2,018,000	2,087,692
Virginia Electric & Power Co.	2.950%	01/15/2022	3,170,000	3,194,428
Virginia Electric & Power Co.	2.950%	11/15/2026	2,550,000	2,759,779
Virginia Electric & Power Co.	3.450%	02/15/2024	3,590,000	3,822,502
Virginia Electric & Power Co.	3.500%	03/15/2027	2,845,000	3,159,915
Xcel Energy Inc.	3.300%	06/01/2025	12,201,000	13,154,781
Xcel Energy Inc.	3.400%	06/01/2030	3,750,000	4,114,603
Xcel Energy Inc.	4.000%	06/15/2028	4,153,000	4,730,450
14.5% – Total For Corporate Bonds: Utilities				$145,613,039
56.9% Total Corporate Bonds				$570,059,776
Certificates of Deposit
Goldmans Sachs	3.400%	10/17/2023	250,000	268,066
0.0% – Total For Certificates of Deposit				$268,066
United States Government Treasury Obligations
Treasury Bond	2.000%	02/15/2050	26,250,000	25,803,955
Treasury Note	2.125%	11/30/2023	33,000,000	34,424,414
Treasury Bond	2.500%	02/15/2045	20,500,000	22,195,254
Treasury Bond	2.500%	05/15/2046	23,500,000	25,474,551
Treasury Note	1.500%	11/30/2024	2,000,000	2,063,906
Treasury Note	1.625%	05/15/2026	5,000,000	5,184,570
Treasury Note	2.750%	08/15/2047	38,500,000	43,808,789
Treasury Note	3.125%	11/15/2028	35,500,000	40,187,109
19.9% – Total For United States Government Treasury Obligations				$199,142,548
United States Government Agency Obligations
FHLB Debenture	2.875%	09/13/2024	3,450,000	3,706,681
FHLB Debenture	3.250%	11/16/2028	21,750,000	24,724,935
2.8% – Total For United States Government Agency Obligations				$28,431,616
United States Government Agency Obligations – Mortgage Backed Securities
FHLMC 10/1 Hybrid ARM (12 month LIBOR + 1.860%)*	3.273%	04/01/2042	322,084	334,774
FHLMC Pool 780439 (1 year US T-Note Yield Curve + 2.223%)*	2.348%	04/01/2033	21,430	21,506
FHLMC Pool A89335	5.000%	10/01/2039	90,157	101,964
FHLMC Pool C01005	8.000%	06/01/2030	707	835
FHLMC Pool G06616	4.500%	12/01/2035	295,597	325,409
FHLMC Pool G15897	2.500%	09/01/2031	1,391,960	1,465,846
FHLMC Pool G08068	5.500%	07/01/2035	645,969	749,375
FHLMC Pool G18642	3.500%	04/01/2032	2,823,624	3,043,609
FHLMC Pool G18667	3.500%	11/01/2032	1,327,273	1,434,384
FHLMC Pool G31087	4.000%	07/01/2038	2,065,627	2,222,768
FHLMC Pool ZA3721	3.000%	06/01/2029	8,086,207	8,534,517
The accompanying notes are an integral part of these financial statements.

14

FIXED INCOME FUND	Portfolio of Investments as of June 30, 2021 – Unaudited

Fixed Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
FHLMC Series 2877 Class AL	5.000%	10/15/2024	72,964	$76,058
FHLMC Series 2985 Class GE	5.500%	06/15/2025	55,779	59,616
FHLMC Series 3109 Class ZN	5.500%	02/15/2036	940,402	1,073,863
FHLMC Series 3592 Class BZ	5.000%	10/15/2039	609,130	688,338
FHLMC Series 3946 Class LN	3.500%	04/15/2041	198,561	210,676
FHLMC Series 4017 Class MA	3.000%	03/15/2041	44,374	44,534
FHLMC Series 4105 Class PJ	3.500%	06/15/2041	642,827	681,925
FHLMC Series 4180 Class ME	2.500%	10/15/2042	1,333,853	1,388,987
FHLMC Series 4287 Class AB	2.000%	12/15/2026	760,976	791,095
FHLMC Series 4517 Class PC	2.500%	05/15/2044	1,317,181	1,362,689
FHLMC Series 4567 Class LA	3.000%	08/15/2045	207,079	215,698
FHLMC Series 4582 Class PA	3.000%	11/15/2045	1,753,438	1,838,777
FHLMC Series 4646 Class D	3.500%	01/15/2042	41,862	41,908
FHLMC Series 4689 Class DA	3.000%	07/15/2044	717,368	737,243
FHLMC Series 4709 Class EA	3.000%	01/15/2046	748,068	777,637
FHLMC Series 4768 Class GA	3.500%	09/15/2045	4,729,311	4,940,819
FHLMC Series 4831 Class BA	3.500%	10/15/2044	1,617,083	1,668,658
FHLMC Series 4906 Class DE	2.500%	09/25/2049	5,888,631	6,181,936
FNMA Pool 109733	3.530%	09/01/2028	7,275,000	8,289,964
FNMA Pool 725027	5.000%	11/01/2033	212,181	242,307
FNMA Pool 725704	6.000%	08/01/2034	84,861	97,757
FNMA Pool 888223	5.500%	01/01/2036	294,335	341,164
FNMA Pool 995112	5.500%	07/01/2036	204,767	237,429
FNMA Pool AA4392	4.000%	04/01/2039	543,206	597,199
FNMA Pool AL6923	3.000%	05/01/2030	5,440,726	5,766,042
FNMA Pool AL9309	3.500%	10/01/2031	833,723	900,677
FNMA Pool AL9623	4.000%	12/01/2036	2,422,737	2,639,723
FNMA Pool AN8842	3.320%	04/01/2028	6,000,000	6,627,223
FNMA Pool AN9848	3.740%	07/01/2028	6,438,000	7,163,567
FNMA Pool AS5794	3.000%	09/01/2030	1,678,275	1,777,143
FNMA Pool AS6548	2.500%	01/01/2031	3,727,497	3,927,055
FNMA Pool BD2396	2.500%	12/01/2031	8,229,097	8,622,122
FNMA Pool BL0359	3.700%	11/01/2028	10,835,310	12,411,644
FNMA Pool BL0752	3.650%	01/01/2029	5,000,000	5,779,472
FNMA Pool BL2935	3.150%	06/01/2029	5,000,000	5,596,136
FNMA Pool BL5003	4.000%	03/01/2047	1,875,439	2,080,019
FNMA Pool BM1971	3.500%	12/01/2035	2,090,470	2,241,407
FNMA Pool MA0384	5.000%	04/01/2030	509,693	564,575
FNMA Pool MA2773	3.000%	10/01/2036	5,049,829	5,327,360
FNMA Pool MA3186	4.000%	11/01/2037	1,966,939	2,110,608
FNMA Pool MA3337	4.000%	04/01/2038	2,797,913	3,001,582
FNMA Series 2003-79 Class NJ	5.000%	08/25/2023	135,972	140,522
FNMA Series 2013-21 Class VA	3.000%	07/25/2028	1,742,324	1,754,013
FNMA Series 2013-6 Class BC	1.500%	12/25/2042	501,492	511,370
FNMA Series 2013-75 Class EG	3.000%	02/25/2043	369,424	389,761
FNMA Series 2014-04 Class PC	3.000%	02/25/2044	1,611,487	1,712,963
FNMA Series 2014-28 Class PA	3.500%	02/25/2043	175,742	186,903
FNMA Series 2015-72 Class GB	2.500%	12/25/2042	2,245,921	2,308,078
FNMA Series 2016-2 Class PB	2.000%	02/25/2046	344,454	358,615
FNMA Series 2016-39 Class LA	2.500%	03/25/2045	734,112	767,122
FNMA Series 2016-40 Class PA	3.000%	07/25/2045	193,246	200,552
FNMA Series 2016-49 Class PA	3.000%	09/25/2045	1,431,403	1,503,607
FNMA Series 2016-64 Class PG	3.000%	05/25/2045	2,973,094	3,138,887
FNMA Series 2016-79 Class L	2.500%	10/25/2044	1,008,750	1,046,298
FNMA Series 2017-30 Class G	3.000%	07/25/2040	1,003,231	1,014,890
FNMA Series 2018-25 Class P	3.500%	03/25/2046	3,872,946	4,075,515
The accompanying notes are an integral part of these financial statements.

15

FIXED INCOME FUND	Portfolio of Investments as of June 30, 2021 – Unaudited

Fixed Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
FNMA Series 2018-67 Class BA	4.500%	03/25/2046	3,955,068	$4,184,868
FNMA Series 2020-95 Class GA	1.000%	01/25/2051	4,697,491	4,598,636
GNMA II Pool 2658	6.500%	10/20/2028	9,487	10,757
GNMA II Pool 2945	7.500%	07/20/2030	1,181	1,354
GNMA II Pool 4187	5.500%	07/20/2038	9,230	10,290
GNMA II Pool 4847	4.000%	11/20/2025	108,434	114,815
GNMA Pool 780400	7.000%	12/15/2025	1,047	1,151
GNMA Pool 780420	7.500%	08/15/2026	620	680
15.5% – Total For Government Agency Obligations – Mortgage Backed Securities				$155,389,266
Taxable Municipal Bonds
Cincinnati Children’s Hospital Medical Center	2.853%	11/15/2026	1,085,000	1,151,359
Kansas Development Finance Authority Revenue	3.941%	04/15/2026	8,000,000	8,979,622
Hamilton County Ohio	3.374%	06/01/2034	5,000,000	5,288,747
Kentucky Property and Buildings Commission Revenue	6.164%	08/01/2023	788,000	835,865
Pennsylvania State University	1.893%	09/01/2026	4,635,000	4,783,933
University of Cincinnati Ohio General Receipts Revenue	2.162%	06/01/2025	2,185,000	2,294,693
University of Washington Revenue	5.400%	06/01/2036	3,000,000	4,194,898
2.7% – Total For Taxable Municipal Bonds				$27,529,117
Total Fixed Income Securities – Bonds 97.8%				$980,820,389
(Identified Cost $936,141,637)
Preferred Stocks
Allstate Corp.	5.100%	01/15/2053	264,996	7,046,244
Total Preferred Stocks 0.7%				$7,046,244
(Identified Cost $6,491,218)
Cash Equivalents			Shares
First American Government Obligation Fund, Class Z**			9,279,649	9,279,649
Total Cash Equivalents 0.9%				$9,279,649
(Identified Cost $9,279,649)
Total Portfolio Value 99.4%				$997,146,282
(Identified Cost $951,912,504)
Other Assets in Excess of Liabilities 0.6%				$5,540,359
Total Net Assets 100%				$1,002,686,641

*
Variable Rate Security; the rate shown is as of June 30, 2021.

**
Variable Rate Security; as of June 30, 2021, the 7 day annualized yield was 0.02%.

ARM – Adjustable Rate Mortgage
FHLB – Federal Home Loan Banks
FHLMC – Federal Home Loan Mortgage Corp.
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
The accompanying notes are an integral part of these financial statements.

16

MUNICIPAL INCOME FUND	Portfolio of Investments as of June 30, 2021 – Unaudited

Municipal Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Akron Ohio GO Limited	4.000%	12/01/2025	650,000	$743,891
Abilene Texas GO Limited	5.000%	02/15/2029	730,000	940,272
Akron Ohio GO Limited	4.000%	12/01/2026	395,000	460,982
Akron Ohio GO Limited	5.000%	12/01/2024	400,000	460,751
Austin Texas GO Limited	5.000%	09/01/2029	1,000,000	1,220,049
Brecksville Ohio GO Limited	1.000%	02/24/2022	1,000,000	1,005,436
Cincinnati Ohio GO Unlimited	4.000%	12/01/2030	685,000	813,779
Cincinnati Ohio GO Unlimited	4.000%	12/01/2032	1,000,000	1,178,659
Cincinnati Ohio GO Unlimited*	5.250%	12/01/2029	200,000	237,631
Columbus Ohio GO Unlimited	4.000%	04/01/2031	1,000,000	1,164,772
Columbus Ohio GO Unlimited	5.000%	04/01/2034	1,400,000	1,803,319
Dublin Ohio GO Limited	4.000%	12/01/2028	500,000	575,332
Elyria Ohio GO Limited	0.750%	06/29/2022	1,855,000	1,866,070
Fort Worth Texas GO	5.000%	03/01/2028	1,000,000	1,264,639
Gahanna Ohio GO Limited	4.000%	12/01/2021	420,000	426,760
Haltom City Texas GO Limited	4.000%	08/01/2025	675,000	769,277
Hurst Texas GO Limited	4.000%	08/15/2031	335,000	382,422
Lakewood Ohio GO Limited	4.000%	12/01/2028	840,000	985,984
Lakewood Ohio GO Limited	4.000%	12/01/2029	300,000	350,362
Newport Kentucky GO Unlimited	3.000%	05/01/2023	205,000	214,318
Reynoldsburg Ohio GO Limited	4.000%	12/01/2030	1,000,000	1,183,808
Reynoldsburg Ohio GO Limited	4.000%	12/01/2031	595,000	700,099
Strongsville Ohio GO Limited	4.000%	12/01/2030	350,000	391,292
7.2% – Total For General Obligation – City				$19,139,904
Ashtabula County Ohio GO Limited*	4.000%	12/01/2027	500,000	517,432
Bexar County Texas GO Limited	4.000%	06/15/2037	1,360,000	1,624,580
Butler County Ohio GO Limited	5.000%	12/01/2024	160,000	185,185
Butler County Ohio GO Limited	5.250%	12/01/2026	1,000,000	1,178,721
Clark County Ohio GO Limited	5.000%	12/01/2026	340,000	417,788
Clark County Ohio GO Limited	5.000%	12/01/2028	325,000	418,447
Hamilton County Ohio GO Limited	5.000%	12/01/2028	500,000	633,863
Knox County Ohio GO Limited	4.000%	12/01/2025	460,000	528,611
Licking County Ohio GO Limited*	3.000%	12/01/2024	240,000	255,394
Licking County Ohio GO Limited	3.000%	12/01/2024	315,000	334,209
Lorain County Ohio GO Limited	4.000%	12/01/2025	795,000	865,634
Lorain County Ohio GO Unlimited	4.000%	12/01/2030	450,000	502,764
Lucas County Ohio GO Limited	4.000%	10/01/2028	1,000,000	1,143,193
Lucas County Ohio GO Limited	4.000%	10/01/2029	605,000	691,532
Ottawa County Ohio GO Limited	4.000%	12/01/2021	295,000	299,624
Portage County Ohio GO Limited	3.000%	12/01/2021	270,000	270,617
Rowan County Kentucky GO Unlimited (AGM Insured)	4.000%	06/01/2024	390,000	430,040
Summit County Ohio GO Limited	4.000%	12/01/2023	300,000	326,676
Summit County Ohio GO Limited	4.000%	12/01/2031	500,000	558,287
4.2% – Total For General Obligation – County				$11,182,597
Ohio GO Limited	3.000%	09/01/2026	1,385,000	1,475,798
Ohio GO Limited	4.000%	03/01/2026	1,060,000	1,160,670
Ohio GO Unlimited	3.000%	03/01/2027	555,000	576,863
Ohio GO Unlimited	5.000%	09/01/2022	400,000	422,667
The accompanying notes are an integral part of these financial statements.

17

MUNICIPAL INCOME FUND	Portfolio of Investments as of June 30, 2021 – Unaudited

Municipal Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Ohio GO Unlimited	5.000%	06/15/2030	1,335,000	$1,787,014
Ohio GO Unlimited	5.000%	06/15/2034	1,000,000	1,297,364
Ohio GO Unlimited	5.000%	06/15/2035	1,000,000	1,295,635
Ohio GO Unlimited	5.000%	06/15/2039	2,000,000	2,563,038
Ohio GO Unlimited	5.000%	09/15/2029	1,030,000	1,358,344
Ohio GO Unlimited	5.000%	06/15/2024	410,000	466,949
Pennsylvania GO Unlimited	4.000%	01/01/2030	645,000	747,424
4.9% – Total For General Obligation – State				$13,151,766
Arizona Board of Regents Revenue Arizona State University	5.000%	08/01/2028	815,000	926,102
Arizona Board of Regents Revenue University of Arizona	5.000%	06/01/2029	125,000	140,401
Bowling Green State University Ohio Revenue	4.000%	06/01/2045	2,830,000	3,275,855
Bowling Green State University Ohio Revenue	5.000%	06/01/2024	405,000	458,291
Bowling Green State University Ohio Revenue	5.000%	06/01/2030	750,000	910,476
Bowling Green State University Ohio Revenue	5.000%	06/01/2031	500,000	605,019
Bowling Green State University Ohio Revenue	5.000%	06/01/2032	500,000	603,817
Bowling Green State University Ohio Revenue	5.000%	06/01/2037	1,000,000	1,271,192
Butler University Revenue	4.000%	02/01/2029	940,000	1,126,178
Butler University Revenue	5.000%	02/01/2032	1,065,000	1,406,210
Colorado Board of Governors University Enterprise System Revenue	5.000%	03/01/2027	225,000	278,965
Colorado Higher Education Lease Financing Program Certificate of Participation	5.000%	11/01/2025	290,000	343,595
Cuyahoga County Ohio Community College GO Unlimited	4.000%	12/01/2033	1,275,000	1,462,162
Cuyahoga County Ohio Community College GO Unlimited	5.000%	12/01/2027	400,000	485,530
Denison University Ohio Revenue	5.000%	11/01/2030	400,000	512,421
Denison University Ohio Revenue	5.000%	11/01/2033	325,000	412,775
Kent State University Ohio General Receipt Revenue	4.000%	05/01/2022	255,000	263,017
Kent State University Ohio General Receipt Revenue	5.000%	05/01/2028	710,000	850,154
Kent State University Ohio Revenue	5.000%	05/01/2031	1,000,000	1,338,896
Kent State University Ohio Revenue	5.000%	05/01/2045	950,000	1,195,702
Lorain County Ohio Community College District General Receipts Revenue Bond	4.000%	12/01/2025	600,000	688,079
Miami University Ohio General Receipts Revenue	4.000%	09/01/2022	450,000	452,837
Miami University Ohio General Receipts Revenue	4.000%	09/01/2023	1,040,000	1,046,557
Miami University Ohio General Receipts Revenue	4.000%	09/01/2045	1,500,000	1,796,310
Miami University Ohio General Receipts Revenue	5.000%	09/01/2031	735,000	889,217
Miami University Ohio Revenue	4.000%	09/01/2027	300,000	312,076
Miami Valley Ohio Career Tech Center GO Unlimited	4.000%	12/01/2024	1,000,000	1,123,507
Morehead State University Kentucky General Receipts Revenue	3.000%	11/01/2025	300,000	328,525
Northern Kentucky University General Receipts Revenue	3.000%	09/01/2021	210,000	210,925
Nothern Kentucky University General Receipts Revenue	4.000%	09/01/2026	715,000	832,140
Ohio Higher Education Facilities Revenue – University of Dayton	5.000%	12/01/2036	2,010,000	2,496,968
Ohio Higher Education Facilities Revenue – University of Dayton	5.000%	02/01/2035	1,350,000	1,731,671
Ohio Higher Education Facilities Revenue – University of Dayton	4.000%	02/01/2036	1,050,000	1,249,281
The accompanying notes are an integral part of these financial statements.

18

MUNICIPAL INCOME FUND	Portfolio of Investments as of June 30, 2021 – Unaudited

Municipal Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Ohio Higher Education Facilities Revenue – University of Dayton	4.000%	12/01/2033	620,000	$723,809
Ohio Higher Education Facilities Revenue – Xavier University	4.500%	05/01/2036	1,000,000	1,146,226
Ohio State University General Receipts Revenue	4.000%	06/01/2030	200,000	228,837
Ohio University General Receipts Revenue Bond	5.000%	12/01/2022	110,000	117,507
South Dakota Board of Regents Housing and Auxiliary Facilities System Revenue	5.000%	04/01/2026	315,000	377,954
University of Akron Ohio General Receipts Revenue	5.000%	01/01/2024	610,000	679,843
University of Akron Ohio General Receipts Revenue	5.000%	01/01/2028	410,000	470,437
University of Akron Ohio General Receipts Revenue	5.000%	01/01/2029	650,000	717,694
University of Akron Ohio General Receipts Revenue	5.000%	01/01/2029	435,000	522,417
University of Akron Ohio General Receipts Revenue	5.000%	01/01/2033	1,000,000	1,201,531
University of Akron Ohio General Receipts Revenue	5.000%	01/01/2034	400,000	501,739
University of Akron Ohio General Receipts Revenue	4.000%	01/01/2027	2,050,000	2,404,869
University of Akron Ohio Revenue	5.000%	01/01/2027	350,000	421,924
University of Cincinnati General Receipts Revenue	4.000%	06/01/2036	250,000	271,112
University of Cincinnati General Receipts Revenue*	5.000%	06/01/2026	330,000	336,549
University of Cincinnati General Receipts Revenue	5.000%	06/01/2026	140,000	142,702
University of Cincinnati General Receipts Revenue	5.000%	06/01/2036	1,250,000	1,606,949
University of Cincinnati General Receipts Revenue	5.000%	06/01/2039	1,250,000	1,421,148
University of Toledo Revenue	5.000%	06/01/2024	500,000	563,459
University of Toledo Revenue	5.000%	06/01/2026	885,000	954,925
University of Toledo Revenue	5.000%	06/01/2034	1,000,000	1,202,672
University of Toledo Revenue	5.000%	06/01/2027	1,590,000	1,959,943
University of Toledo Revenue	5.000%	06/01/2031	500,000	653,743
18.5% – Total For Higher Education				$49,652,840
Butler County Ohio Cincinnati Childrens Hospital Medical Center Revenue	5.000%	05/15/2030	1,005,000	1,324,204
Franklin County Ohio Hospital Revenue Nationwide Childrens	4.000%	11/01/2036	800,000	912,609
Franklin County Ohio Hospital Revenue Nationwide Childrens	5.000%	11/01/2032	500,000	617,433
Franklin County Ohio Hospital Revenue Nationwide Childrens	5.000%	11/01/2048	3,100,000	4,828,012
Hamilton County Ohio Health Care Facilities Revenue – The Christ Hospital	4.125%	06/01/2030	500,000	513,588
Hamilton County Ohio Health Care Facilities Revenue – The Christ Hospital	5.250%	06/01/2025	1,000,000	1,038,379
Hamilton County Ohio Health Care Facilities Revenue – The Christ Hospital	5.250%	06/01/2027	1,000,000	1,037,725
Hamilton County Ohio Hospital Facilities Revenue Cincinnati Children’s Hospital	5.000%	05/15/2027	100,000	112,452
Hamilton County Ohio Hospital Facilities Revenue Cincinnati Children’s Hospital	5.000%	05/15/2028	1,715,000	1,921,762
Hamilton County Ohio Hospital Facilities Revenue Cincinnati Children’s Hospital	5.000%	11/15/2041	1,205,000	1,809,548
Hamilton County Ohio Hospital Facilities Revenue Cincinnati Children’s Hospital	5.000%	11/15/2049	1,300,000	2,026,789
6.0% – Total For Hospital/Health Bonds				$16,142,501
Columbus Ohio Metropolitan Library Special Obligation Revenue	4.000%	12/01/2034	755,000	941,153
The accompanying notes are an integral part of these financial statements.

19

MUNICIPAL INCOME FUND	Portfolio of Investments as of June 30, 2021 – Unaudited

Municipal Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Columbus Ohio Metropolitan Library Special Obligation Revenue	5.000%	12/01/2026	705,000	$866,297
Columbus Ohio Metropolitan Library Special Obligation Revenue	5.000%	12/01/2027	500,000	629,468
Franklin County Ohio Convention Facilities Authority Revenue*	5.000%	12/01/2022	500,000	534,311
Franklin County Ohio Convention Facilities Authority Revenue	5.000%	12/01/2028	450,000	568,365
Franklin County Ohio Convention Facilities Authority Revenue	5.000%	12/01/2029	375,000	482,375
Franklin County Ohio Convention Facilities Authority Revenue	5.000%	12/01/2030	600,000	767,065
Franklin County Ohio Convention Facilities Authority Revenue	5.000%	12/01/2032	505,000	641,628
Hancock County Indiana	4.000%	02/15/2022	765,000	782,991
Hancock County Indiana	4.000%	02/15/2023	795,000	840,829
Ohio Capital Facilities Lease Appropriation Revenue*	5.000%	04/01/2022	425,000	440,485
Ohio Capital Facilities Lease Appropriation Revenue	5.000%	04/01/2025	995,000	1,164,403
Ohio Facilities Construction Commission	5.000%	10/01/2027	505,000	635,941
Ohio Parks and Recreation Capital Facilities Revenue	5.000%	02/01/2023	300,000	322,900
Ohio Parks and Recreation Capital Facilities Revenue	5.000%	12/01/2031	710,000	975,171
Ohio Parks and Recreation Capital Facilities Revenue	5.000%	12/01/2035	1,160,000	1,466,939
4.5% – Total For Revenue Bonds – Facility				$12,060,321
Anderson Indiana Sewage Works Revenue (AGM Insured)	4.000%	11/01/2026	300,000	347,652
Cincinnati Ohio Water System Revenue	4.000%	12/01/2030	1,000,000	1,169,234
Cleveland Ohio Water Revenue	5.000%	01/01/2033	500,000	652,580
Evansville Indiana Waterworks District Revenue (BAM Insured)	4.000%	01/01/2029	400,000	465,879
Evansville Indiana Waterworks District Revenue (BAM Insured)*	5.000%	01/01/2022	300,000	307,138
Hamilton Ohio Sewer System Revenue	5.000%	12/01/2030	1,000,000	1,315,442
Hamilton Ohio Wastewater System Revenue (BAM Insured)	5.000%	10/01/2027	930,000	1,162,117
Lafayette Indiana Sewage Works Revenue	5.000%	07/01/2022	150,000	157,108
Lima Ohio Sanitary Sewer Revenue	5.000%	12/01/2024	200,000	212,735
Lima Ohio Sewer Revenue	3.000%	12/01/2021	575,000	581,636
Northern Kentucky Water District Revenue	5.000%	02/01/2023	1,000,000	1,076,000
Ohio Water Development Authority Revenue	5.000%	12/01/2025	1,110,000	1,331,392
Ohio Water Development Authority Revenue	5.250%	12/01/2034	2,000,000	2,820,536
Owensboro Kentucky Water Revenue (BAM Insured)	5.000%	09/15/2025	485,000	573,225
Springboro Ohio Sewer System Revenue	4.000%	06/01/2022	245,000	253,682
St. Charles County Missouri Public Water Supply Dist. 2 Certificates of Participation	4.000%	12/01/2031	400,000	455,804
Toledo Ohio Water System Revenue	5.000%	11/15/2025	255,000	298,912
Toledo Ohio Waterworks Revenue	4.000%	11/15/2022	365,000	384,299
Toledo Ohio Waterworks Revenue	5.000%	11/15/2026	500,000	613,614
Wise County Virginia Soil & Wastewater	1.200%	11/01/2040	1,000,000	1,023,177
5.7% – Total For Revenue Bonds – Water & Sewer				$15,202,162
Akron Ohio Certificate of Participation	5.000%	12/01/2025	500,000	590,344
Akron Ohio Income Tax Revenue	4.000%	12/01/2031	870,000	1,027,519
Akron Ohio Income Tax Revenue	5.000%	12/01/2023	1,100,000	1,221,428
Akron Ohio Income Tax Revenue Community Learning Centers	5.000%	12/01/2028	380,000	395,038
Akron Ohio Income Tax Revenue	5.000%	12/01/2027	510,000	634,489
Cincinnati Ohio Economic Development Revenue (Baldwin 300 Project)	4.750%	11/01/2030	500,000	592,228
The accompanying notes are an integral part of these financial statements.

20

MUNICIPAL INCOME FUND	Portfolio of Investments as of June 30, 2021 – Unaudited

Municipal Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Cincinnati Ohio Economic Development Revenue (Baldwin 300 Project)	5.000%	11/01/2032	525,000	$628,434
Cincinnati Ohio Economic Development Revenue U-Square-the-Loop Project*	3.500%	11/01/2024	110,000	111,228
Hamilton County Ohio Economic Development King Highland Community Urban Redevelopment Corp. Revenue	5.000%	06/01/2030	655,000	759,258
Linn County Iowa Certificates of Participation	2.000%	06/01/2023	455,000	470,499
Mobile Alabama Industrial Development Board Pollution Control Revenue	2.924%	07/15/2034	1,025,000	1,086,669
Monroe County Georgia Development Authority Pollution Control Revenue	2.050%	07/01/2049	1,085,000	1,092,136
Ohio Major New State Infrastructure Project Revenue*	5.000%	12/15/2022	250,000	261,466
Ohio Major New State Infrastructure Project Revenue	5.000%	12/15/2023	500,000	558,247
Ohio Major New State Infrastructure Project Revenue	5.000%	12/15/2023	500,000	558,247
Ohio Major New State Infrastructure Project Revenue	5.000%	12/15/2026	500,000	606,800
Ohio Major New State Infrastructure Project Revenue	5.000%	12/15/2027	1,060,000	1,288,149
Ohio Major New State Infrastructure Project Revenue	5.000%	12/15/2028	570,000	690,820
Ohio Mental Health Capital Facilities Revenue	5.000%	02/01/2025	1,000,000	1,163,503
Ohio Special Obligation Revenue	5.000%	12/01/2029	510,000	621,526
Ohio Special Obligation Revenue	5.000%	04/01/2033	1,570,000	2,059,358
Ohio Special Obligation Revenue	5.000%	04/01/2025	610,000	713,855
Ohio Special Obligation Revenue	5.000%	04/01/2026	500,000	603,828
Ohio Special Obligation Revenue	5.000%	04/01/2023	1,010,000	1,095,090
Ohio Special Obligation Revenue	5.000%	04/01/2029	665,000	770,138
St. Xavier High School Inc. Ohio Revenue	4.000%	04/01/2036	400,000	472,636
St. Xavier High School Inc. Ohio Revenue	4.000%	04/01/2037	575,000	677,599
St. Xavier High School Inc. Ohio Revenue	4.000%	04/01/2038	400,000	470,334
St. Xavier High School Inc. Ohio Revenue	4.000%	04/01/2039	400,000	469,242
Riversouth Ohio Authority Revenue	4.000%	12/01/2031	700,000	802,249
Summit County Ohio Development Finance Authority Akron Lease Revenue	4.000%	12/01/2027	220,000	244,358
Summit County Ohio Development Finance Authority Akron Lease Revenue	4.000%	12/01/2028	435,000	480,863
8.7% – Total For Other Revenue Bonds				$23,217,578
Aldine Texas ISD GO Unlimited	4.000%	02/15/2030	780,000	872,373
Arcanum-Butler Ohio LSD GO	4.000%	12/01/2029	675,000	755,035
Arcanum-Butler Ohio LSD GO	4.000%	12/01/2030	650,000	726,684
Ashland Ohio CSD GO Unlimited	4.000%	11/01/2028	505,000	611,770
Athens Ohio CSD GO Unlimited	4.000%	12/01/2033	750,000	892,891
Avon Lake Ohio SD GO Unlimited	4.000%	12/01/2025	1,000,000	1,148,210
Beachwood Ohio CSD Certificates of Participation	3.000%	12/01/2024	435,000	462,068
Bellbrook-Sugarcreek Ohio LSD GO Unlimited	4.000%	12/01/2031	325,000	372,473
Bellfontaine Ohio SCD GO Unlimited (National RE Insured)	5.500%	12/01/2026	615,000	746,077
Berea Ohio CSD GO Unlimited	4.000%	12/01/2031	500,000	575,479
Bexley Ohio CSD GO Unlimited	3.000%	12/01/2023	500,000	532,444
Big Walnut Ohio LSD GO Unlimited	4.000%	12/01/2033	500,000	589,119
Bloom-Carroll Ohio LSD GO Unlimited	4.000%	11/01/2030	290,000	347,608
Bloom-Carroll Ohio LSD GO Unlimited	4.000%	11/01/2031	150,000	179,208
Bloom-Carroll Ohio LSD GO Unlimited (SDCP)	4.000%	11/01/2029	325,000	390,333
The accompanying notes are an integral part of these financial statements.

21

MUNICIPAL INCOME FUND	Portfolio of Investments as of June 30, 2021 – Unaudited

Municipal Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Blue Mountain Pennsylvania SD GO Limited*	4.000%	08/01/2024	135,000	$150,128
Blue Mountain Pennsylvania SD GO Limited	4.000%	08/01/2024	365,000	405,575
Boone County Kentucky SD Revenue	3.000%	03/01/2026	1,000,000	1,101,054
Breckinridge County Kentucky SD Finance Corp.	5.000%	04/01/2025	265,000	307,645
Brownsville Indianna CSC Revenue	5.000%	01/15/2027	535,000	655,084
Chagrin Falls Ohio Exempted Village SD GO	4.000%	12/01/2022	100,000	105,456
Chillicothe Ohio CSD Special Obligation Revenue	4.000%	12/01/2023	130,000	136,024
Chillicothe Ohio SD GO Unlimited (AGM Insured)	4.000%	12/01/2029	400,000	443,976
China Spring ISD Texas GO Unlimited	4.000%	08/15/2027	890,000	1,014,911
Clark County Kentucky SD Finance Corp. Revenue Bond	3.000%	08/01/2022	115,000	118,331
Cleveland Heights and University Heights Ohio CSD GO Unlimited	4.000%	12/01/2032	1,000,000	1,165,182
Colorado Building Excellent Schools Today Certificates of Participation	4.000%	03/15/2030	1,000,000	1,185,870
Columbus Ohio CSD GO Unlimited	4.000%	12/01/2029	400,000	461,698
Columbus Ohio CSD GO Unlimited	4.000%	12/01/2022	655,000	690,644
Daviess County Kentucky SD GO Unlimited	5.000%	06/01/2027	1,825,000	2,249,620
Dayton Ohio SCD GO Unlimited (SDCP)	5.000%	11/01/2025	1,000,000	1,184,811
Dexter Michigan CSD GO Unlimited	4.000%	05/01/2031	670,000	780,514
Dublin Ohio CSD GO Unlimited	4.000%	12/01/2034	500,000	599,960
Dublin Ohio CSD GO Unlimited*	5.000%	12/01/2026	500,000	545,923
Elyria Ohio SCD GO Unlimited (SDCP)	4.000%	12/01/2030	1,000,000	1,172,130
Franklin Indiana Community Multi-School Building Corp.	5.000%	01/15/2023	200,000	214,393
Granville Ohio Exempted Village SD GO Unlimited	5.000%	12/01/2026	510,000	611,473
Greencastle Indiana School Corp Revenue	4.000%	07/15/2029	695,000	831,026
Green County Ohio Vocational SD GO Unlimited	4.000%	12/01/2035	1,000,000	1,178,505
Hamilton Indiana Southeastern Schools Corp Revenue	4.000%	07/15/2025	510,000	579,258
Hamilton Ohio CSD GO Unlimited	4.000%	12/01/2025	500,000	574,577
Hardin County Kentucky SD Finance Corp. Revenue	5.000%	05/01/2024	500,000	562,535
Houston Texas ISD GO Limited	5.000%	02/15/2030	440,000	524,589
Huber Heights Ohio CSD GO Unlimited	4.000%	12/01/2025	775,000	869,312
Hudson Ohio CSD GO Unlimited	4.000%	12/01/2033	800,000	916,606
Huntington County Indiana Countryside School Building Corp. Revenue	4.000%	01/15/2028	1,000,000	1,176,293
Jackson Milton Ohio LSD Certificates of Participation (BAM Insured)	4.000%	06/01/2031	270,000	299,381
Jefferson County Kentucky SD Finance Corp.	5.000%	10/01/2026	530,000	643,600
Johnstown-Monroe Ohio LSD GO Unlimited	4.000%	12/01/2029	800,000	934,298
Kenton County Kentucky SD Finance Corp. Revenue	4.000%	02/01/2028	400,000	456,996
Kettering Ohio CSD GO Unlimited	4.000%	12/01/2030	400,000	458,783
Kettering Ohio CSD GO Unlimited	5.250%	12/01/2031	500,000	634,346
Lake Ohio LSD of Stark County GO Unlimited*	4.000%	12/01/2023	400,000	421,801
Lakota Ohio LSD GO	5.250%	12/01/2025	205,000	247,127
Lakota Ohio LSD GO	4.000%	01/15/2026	400,000	461,020
Lakota Ohio LSD GO Unlimited*	4.000%	12/01/2027	275,000	292,733
Lakota Ohio LSD GO Unlimited	5.000%	12/01/2021	350,000	357,067
Lancaster Ohio CSD GO Limited (SDCP)*	4.000%	10/01/2027	1,000,000	1,119,816
Licking Heights Ohio LSD GO Unlimited	5.000%	10/01/2025	715,000	846,595
Licking Heights Ohio LSD GO Unlimited	5.000%	10/01/2027	500,000	624,794
The accompanying notes are an integral part of these financial statements.

22

MUNICIPAL INCOME FUND	Portfolio of Investments as of June 30, 2021 – Unaudited

Municipal Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Logan Hocking Ohio LSD Certificates of Participation	4.000%	12/01/2032	420,000	$477,649
Marysville Ohio Exempted Village SD GO Unlimited	4.000%	12/01/2023	165,000	173,968
Marysville Ohio Exempted Village SD GO Unlimited	5.000%	12/01/2025	500,000	556,348
Marysville Ohio Exempted Village SD GO Unlimited	5.000%	12/01/2022	715,000	762,631
Mayfield Ohio CSD Certificates of Participation	4.000%	09/01/2032	280,000	321,008
Menifee County Kentucky SD Financial Corp. Revenue	3.000%	08/01/2027	615,000	678,519
Merrillville Indiana Multi School Building Corp.	5.000%	07/15/2026	1,000,000	1,212,190
Middletown Ohio CSD GO Umlimited (SDCP)	4.000%	12/01/2027	585,000	674,290
Milford Ohio Exempt Village SD GO Unlimited (AGM Insured)	5.500%	12/01/2030	1,260,000	1,641,092
Munster Indiana School Building Corp. Revenue (State Intercept)	4.000%	01/15/2029	400,000	463,323
Murray Kentucky ISD Finance Corporation Revenue	5.000%	03/01/2025	810,000	937,798
Newark Ohio CSD GO Unlimited (School District Credit Program)	4.000%	12/01/2026	235,000	263,422
North Olmsted Ohio CSD GO Unlimited	4.000%	12/01/2029	500,000	593,536
Northwest Ohio LSD Hamilton & Butler Counties GO Unlimited*	5.000%	12/01/2028	100,000	111,424
Northwest Ohio LSD Hamilton & Butler Counties GO Unlimited*	5.000%	12/01/2029	150,000	167,136
Olentangy Ohio LSD GO Unlimited	4.000%	12/01/2026	1,000,000	1,051,614
Orchard Farm Missouri SD Certificate of Participation	4.000%	04/01/2029	550,000	651,989
Orange County Florida School Board Certificates of Participation	5.000%	08/01/2032	500,000	586,008
Owen County Kentucky SD Revenue	4.000%	04/01/2027	1,320,000	1,548,194
Pennsbury Pennsylvania SD GO Limited	5.000%	08/01/2029	550,000	686,923
Princeton Ohio CSD Certificates of Participation	3.500%	12/01/2026	275,000	277,960
Princeton Ohio CSD GO Unliimited (National RE Insured)	5.250%	12/01/2030	1,000,000	1,302,382
Sarah Scott Indiana Middle School Building Corp. Revenue	5.000%	07/10/2022	640,000	670,608
Shelby Indiana Eastern SD Revenue	4.000%	01/15/2025	510,000	571,124
Shelby Ohio CSD Certificates of Participation	4.000%	11/01/2021	320,000	323,801
Shelby Ohio CSD Certificates of Participation	4.000%	11/01/2022	675,000	707,096
Southwest Ohio LSD of Hamilton County GO Unlimited (SDCP)	4.000%	12/01/2026	930,000	1,093,435
Southwest Ohio LSD of Hamilton County GO Unlimited (SDCP)	4.000%	12/01/2027	965,000	1,154,749
South-Western City Ohio SD GO Unlimited*	4.000%	12/01/2025	1,000,000	1,035,334
Switzerland Ohio LSD GO Unlimited (SDCEP Insured)*	4.000%	12/01/2026	415,000	444,777
Talawanda Ohio CSD	5.000%	12/01/2027	775,000	972,922
Teays Valley Ohio LSD	4.000%	12/01/2032	580,000	659,611
Toledo Ohio CSD GO Unlimited	5.000%	12/01/2029	660,000	787,166
Tri Valley Ohio LSD GO	4.000%	12/01/2026	710,000	812,073
Trotwood-Madison Ohio CSD GO Unlimited (SDCP)	4.000%	12/01/2028	410,000	483,643
Trotwood-Madison Ohio CSD GO Unlimited (SDCP)	4.000%	12/01/2029	500,000	586,833
Trotwood-Madison Ohio CSD GO Unlimited (SDCP)	4.000%	12/01/2030	350,000	410,245
Upper Arlington Ohio CSD GO Unlimited	4.000%	12/01/2030	1,380,000	1,638,494
Vandalia Butler Ohio CSD GO Unlimited	3.000%	12/01/2024	500,000	542,136
Wadsworth Ohio CSD GO Unlimited	3.500%	12/01/2022	215,000	215,543
Wadsworth Ohio CSD GO Unlimited	4.000%	12/01/2027	840,000	936,241
Wadsworth Ohio CSD GO Unlimited	4.000%	12/01/2033	1,075,000	1,188,839
The accompanying notes are an integral part of these financial statements.

23

MUNICIPAL INCOME FUND	Portfolio of Investments as of June 30, 2021 – Unaudited

Municipal Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Wentzville R-IV SD of Saint Charles County Missouri Certificates of Participation	4.000%	04/01/2030	395,000	$441,274
Western Reserve Ohio LSD GO (SDCEP Insured)	4.000%	12/01/2022	240,000	240,713
Westerville Ohio SCD Certificate of Participation	5.000%	12/01/2032	555,000	688,038
Willoughby-Eastlake Ohio CSD Certificates of Participation (BAM Insured)	4.000%	03/01/2030	810,000	888,679
Wyoming Ohio CSD GO Unlimited	5.000%	12/01/2023	200,000	222,334
27.0% – Total For School District				$72,368,344
Colorado State Certificate of Participation	4.000%	12/15/2034	1,000,000	1,231,746
Colorado State Certificate of Participation	4.000%	12/15/2039	2,000,000	2,416,125
Kentucky Association of Counties Finance Corp. Revenue	4.000%	02/01/2029	575,000	688,223
Kentucky Certificates of Participation	4.000%	04/15/2028	695,000	821,540
Kentucky Certificates of Participation	4.000%	04/15/2031	500,000	580,661
Kentucky Interlocal School Transportation Assoc. Certificate of Participation	3.000%	03/01/2024	560,000	582,931
Kentucky Property and Buildings Commission Revenue	5.000%	10/01/2023	350,000	386,450
Kentucky Property and Buildings Commission Revenue	5.000%	08/01/2029	600,000	702,089
Kentucky Property and Buildings Commission Revenue	5.000%	08/01/2030	600,000	702,278
Kentucky Property and Buildings Commission Revenue	5.000%	09/01/2024	1,000,000	1,142,180
Kentucky Property and Buildings Commission Revenue	5.000%	11/01/2026	1,145,000	1,400,287
Kentucky Property and Buildings Commission Revenue	5.000%	10/01/2026	635,000	774,759
Kentucky Property and Buildings Commission Revenue	5.000%	04/01/2026	525,000	630,196
Ohio Certificate of Participation	5.000%	09/01/2027	1,520,000	1,910,006
Ohio Department of Administration Building Funding Series B	5.000%	10/01/2025	660,000	785,451
Ohio Department of Administration Certificate of Participation*	5.000%	09/01/2023	1,320,000	1,362,733
Ohio Department of Administration Certificate of Participation*	4.000%	09/01/2025	775,000	794,948
Ohio Department of Administration Certificate of Participation*	5.000%	03/01/2024	300,000	309,712
Ohio Department of Administration Certificate of Participation – Multi-Agency Radio Communication Project*	4.000%	09/01/2027	145,000	148,732
Ohio Department of Administration Certificate of Participation	5.000%	09/01/2023	755,000	833,115
Ohio Higher Education Facilities Revenue	5.000%	05/01/2031	850,000	994,023
7.2% – Total For State Agency				$19,198,185
FHLMC Multifamily ML Certificates (Freddie Mac Guaranty Agreement)	3.400%	01/25/2036	1,927,916	2,207,933
FHLMC Series M 053 Class A	2.550%	06/15/2035	3,958,560	4,172,082
Missouri State Housing Development Commission Single Family Mortgage Revenue	3.500%	11/01/2050	940,000	1,035,789
Missouri State Housing Development Commission Single Family Mortgage Revenue	3.500%	11/01/2050	2,635,000	2,923,119
Missouri State Housing Development Commission Single Family Mortgage Revenue	3.875%	05/01/2050	1,795,000	1,997,211
The accompanying notes are an integral part of these financial statements.

24

MUNICIPAL INCOME FUND	Portfolio of Investments as of June 30, 2021 – Unaudited

Municipal Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Ohio Housing Finance Agency Residential Mortgage Revenue	3.000%	03/01/2052	2,000,000	$2,194,068
Ohio Housing Finance Agency Residential Mortgage Revenue	3.700%	03/01/2032	825,000	883,960
5.8% – Total For Housing				$15,414,162
Total Municipal Income Securities – Bonds 99.6%				$266,730,360
(Identified Cost $254,804,613)
Cash Equivalents			Shares
Dreyfus AMT-Free Tax Cash Management Fund***			5,974,868	5,974,270
Total Cash Equivalents 2.2%				$5,974,270
(Identified Cost $5,974,269)
Total Portfolio Value 101.8%				$272,704,630
(Identified Cost $260,778,882)
Liabilities in Excess of Other Assets – 1.8%				$(4,774,463)
Total Net Assets 100.0%				$267,930,167

*
Pre-refunded / Escrowed-to-Maturity Bonds; as of June 30, 2021, these bonds represented 3.70% of total assets.

**
Variable Rate Security; as of June 30, 2021, the 7 day annualized yield was 0.01%.

AGM – Assured Guaranty Municipal Mortgage Association
AMBAC – American Municipal Bond Assurance Corp.
BAM – Build America Mutual
CSC – Community School Corporation
CSD – City School District
FGIC – Financial Guaranty Insurance Co.
FHLMC – Federal Home Loan Mortgage Corp.
FNMA – Federal National Mortgage Association
FSA – Financial Security Assurance
GNMA – Government National Mortgage Association
GO – General Obligation
LSD – Local School District
MBIA – Municipal Bond Insurance Association
PSD – Public School District
SD – School District
SDCP – Ohio School District Credit Program
SDCEP – Ohio School District Credit Enhancement Program
The accompanying notes are an integral part of these financial statements.

25

JOHNSON MUTUAL FUNDS	June 30, 2021 – Unaudited

Statements of Assets and Liabilities
	Equity Income Fund	Opportunity Fund	International Fund
Assets:
Investment Securities at Fair Value*	$550,030,414	$114,188,685	$24,063,919
Dividends and Interest Receivable	557,929	99,279	91,928
Reclaims Receivable	—	—	41,329
Total Assets	$550,588,343	$114,287,964	$24,197,176
Liabilities:
Accrued Management Fees	$447,277	$93,989	$20,086
Fund Shares Redeemed Payable	—	—	—
Total Liabilities	$447,277	$93,989	$20,086
Net Assets	$550,141,066	$114,193,975	$24,177,090
Net Assets Consist of:
Paid in Capital	$338,624,889	$77,562,339	$17,145,477
Accumulated Earnings	211,516,177	36,631,636	7,031,613
Net Assets	$550,141,066	$114,193,975	$24,177,090
Shares Outstanding (Unlimited Amount Authorized)	15,319,100	2,120,009	773,129
Offering, Redemption and Net Asset Value Per Share	$35.91	$53.86	$31.27
*Identified Cost of Investment Securities	$371,829,938	$82,656,681	$16,963,453
The accompanying notes are an integral part of these financial statements.

26

JOHNSON MUTUAL FUNDS	June 30, 2021 – Unaudited

Statements of Assets and Liabilities – Continued
	Fixed Income Fund	Municipal Income Fund
Assets:
Investment Securities at Fair Value*	$997,146,282	$272,704,630
Dividends and Interest Receivable	6,237,060	1,742,466
Total Assets	$1,003,383,342	$274,447,096
Liabilities:
Accrued Management Fees	$696,701	$144,374
Securities Purchased Payable	—	6,372,555
Total Liabilities	$696,701	$6,516,929
Net Assets	$1,002,686,641	$267,930,167
Net Assets Consist of:
Paid in Capital	$955,041,202	$255,464,810
Accumulated Earnings	47,645,439	12,465,357
Net Assets	$1,002,686,641	$267,930,167
Shares Outstanding (Unlimited Amount Authorized)	56,487,148	14,789,193
Offering, Redemption and Net Asset Value Per Share	$17.75	$18.12
*Identified Cost of Investment Securities	$951,912,504	$260,778,882

The accompanying notes are an integral part of these financial statements.

27

JOHNSON MUTUAL FUNDS	Unaudited

Statements of Operations
	Equity Income Fund	Opportunity Fund	International Fund
	Six months ended 6/30/2021	Six months ended 6/30/2021	Six months ended 6/30/2021
Investment Income:
Dividends	$4,055,237	$945,416	$397,340
Less: Foreign withholding taxes on dividends	(9,500)	(179)	(61,064)
Total Investment Income	$4,045,737	$945,237	$336,276
Expenses:
Management Fee	$2,507,198	$525,971	$113,551
Net Expenses	$2,507,198	$525,971	$113,551
Net Investment Income	$1,538,539	$419,266	$222,725
Realized and Unrealized Gains/(Losses):
Net Realized Gain/(Loss) from Security Transactions	$30,633,541	$6,157,444	$(123,352)
Net Change in Unrealized Gain/(Loss) On Investments	36,347,892	10,628,340	1,859,233
Net Gain/(Loss) on Investments	$66,981,433	$16,785,784	$1,735,881
Net Change in Net Assets from Operations	$68,519,972	$17,205,050	$1,958,606
The accompanying notes are an integral part of these financial statements.

28

JOHNSON MUTUAL FUNDS	Unaudited

Statements of Operations – Continued
	Fixed Income Fund	Municipal Income Fund
	Six months ended 6/30/2021	Six months ended 6/30/2021
Investment Income:
Interest	$11,400,225	$3,239,890
Dividends	169,943	302
Total Investment Income	$11,570,168	$3,240,192
Expenses:
Management Fee	$4,086,619	$852,149
Net Expenses	$4,086,619	$852,149
Net Investment Income	$7,483,549	$2,388,043
Realized and Unrealized Gains/(Losses):
Net Realized Gain/(Loss) from Security Transactions	$2,258,557	$516,888
Net Change in Unrealized Gain/(Loss) On Investments	(27,772,341)	(2,909,541)
Net Gain/(Loss) on Investments	$(25,513,784)	$(2,392,653)
Net Change in Net Assets from Operations	$(18,030,235)	$(4,610)

The accompanying notes are an integral part of these financial statements.

29

JOHNSON MUTUAL FUNDS

Statements of Changes in Net Assets
	Equity Income Fund		Opportunity Fund		International Fund
	Six months ended 6/30/2021*	Year ended 12/31/2020	Six months ended 6/30/2021*	Year ended 12/31/2020	Six months ended 6/30/2021*	Year ended 12/31/2020
Operations:
Net Investment Income	$1,538,539	$3,674,692	$419,266	$509,109	$222,725	$326,634
Net Realized Gain/(Loss) from Security Transactions	30,633,541	1,113,237	6,157,444	(1,608,231)	(123,352)	398,890
Net Change in Unrealized Gain/(Loss) On Investments	36,347,892	45,735,571	10,628,340	10,118,681	1,859,233	357,457
Net Change in Net Assets from Operations	$68,519,972	$50,523,500	$17,205,050	$9,019,559	$1,958,606	$1,082,981
Distributions to Shareholders (see Note 2)	$—	$(9,256,412)	$—	$(530,183)	$—	$(232,687)
Capital Share Transactions:
Proceeds From Sale of Shares	$36,965,303	$72,797,317	$9,374,918	$16,758,399	$2,105,092	$2,229,105
Shares Issued on Reinvestment of Distributions	—	9,204,575	—	528,793	—	232,684
Cost of Shares Redeemed	(20,149,583)	(59,282,255)	(5,675,191)	(8,983,049)	(991,573)	(3,289,414)
Net Change in Net Assets from Capital Share Transactions	$16,815,720	$22,719,637	$3,699,727	$8,304,143	$1,113,519	$(827,625)
Net Change in Net Assets	$85,335,692	$63,986,725	$20,904,777	$16,793,519	$3,072,125	$22,669
Net Assets at Beginning of Year	$464,805,374	$400,818,649	$93,289,198	$76,495,679	$21,104,965	$21,082,296
Net Assets at End of Year	$550,141,066	$464,805,374	$114,193,975	$93,289,198	$24,177,090	$21,104,965
Capital Share Activity(a)
Shares Sold	1,097,496	2,649,131	183,618	471,128	67,933	92,235
Share Reinvested	—	295,777	—	11,663	—	8,110
Shares Redeemed	(604,287)	(2,183,007)	(111,857)	(235,458)	(32,736)	(139,368)
Net Increase (Decrease) in Shares Oustanding	493,209	761,901	71,761	247,333	35,197	(39,023)
Shares Outstanding, beginning of year	14,825,891	14,063,990	2,048,248	1,800,915	737,932	776,955
Shares Outstanding, end of year	15,319,100	14,825,891	2,120,009	2,048,248	773,129	737,932

*
Unaudited

(a)
There were an unlimited number of shares of beneficial interest authorized for each Fund. Each Fund records purchases of its capital shares at the daily net asset value determined after receipt of a shareholder’s order in proper form. Redemptions are recorded at the net asset value determined following receipt of a shareholder’s written or telephone request in proper form

The accompanying notes are an integral part of these financial statements.

30

JOHNSON MUTUAL FUNDS

Statements of Changes in Net Assets – Continued
	Fixed Income Fund		Municipal Income Fund
	Six months ended 6/30/2021*	Year ended 12/31/2020	Six months ended 6/30/2021*	Year ended 12/31/2020
Operations:
Net Investment Income	$7,483,549	$14,727,135	$2,388,043	$4,470,599
Net Realized Gain/(Loss) from Security Transactions	2,258,557	13,803,636	516,888	273,660
Net Change in Unrealized Gain/(Loss) On Investments	(27,772,341)	38,300,808	(2,909,541)	7,167,360
Net Change in Net Assets from Operations	$(18,030,235)	$66,831,579	$(4,610)	$11,911,619
Distributions to Shareholders (see Note 2)	$(7,330,446)	$(28,424,055)	$(2,365,322)	$(4,778,564)
Capital Share Transactions:
Proceeds From Sale of Shares	$107,253,955	$188,879,073	$24,537,478	$51,639,731
Shares Issued on Reinvestment of Distributions	7,216,942	27,985,213	2,337,112	4,705,662
Cost of Shares Redeemed	(44,928,207)	(94,260,210)	(16,302,861)	(28,876,723)
Net Change in Net Assets from Capital Share Transactions	$69,542,690	$122,604,076	$10,571,729	$27,468,670
Net Change in Net Assets	$44,182,009	$161,011,600	$8,201,797	$34,601,725
Net Assets at Beginning of Year	$958,504,632	$797,493,032	$259,728,370	$225,126,645
Net Assets at End of Year	$1,002,686,641	$958,504,632	$267,930,167	$259,728,370
Capital Share Activity(a)
Shares Sold	6,038,606	10,324,143	1,351,347	2,850,045
Share Reinvested	410,326	1,532,866	129,565	259,569
Shares Redeemed	(2,536,140)	(5,172,438)	(897,997)	(1,599,981)
Net Increase (Decrease) in Shares Oustanding	3,912,792	6,684,571	582,915	1,509,633
Shares Outstanding, beginning of year	52,574,356	45,889,785	14,206,278	12,696,645
Shares Outstanding, end of year	56,487,148	52,574,356	14,789,193	14,206,278

*
Unaudited

(a)
There were an unlimited number of shares of beneficial interest authorized for each Fund. Each Fund records purchases of its capital shares at the daily net asset value determined after receipt of a shareholder’s order in proper form. Redemptions are recorded at the net asset value determined following receipt of a shareholder’s written or telephone request in proper form

The accompanying notes are an integral part of these financial statements.

31

FINANCIAL HIGHLIGHTS	EQUITY INCOME FUND

Selected Data for a Share Outstanding Throughout each Period:
	Six Months Ended 6/30/2021*	Year Ended December 31
		2020	2019	2018	2017	2016
Net Asset Value, beginning of year	$31.35	$28.50	$22.48	$25.12	$21.67	$19.92
Operations:
Net Investment Income	0.10	0.25	0.29	0.28	0.26	0.29
Net Realized and Unrealized Gains/(Losses) on Securities	4.46	3.24	7.37	(0.97)	5.15	2.13
Total Operations	$4.56	$3.49	$7.66	$(0.69)	$5.41	$2.42
Distributions:
Net Investment Income	—	(0.25)	(0.29)	(0.28)	(0.26)	(0.29)
Net Realized Capital Gains	—	(0.39)	(1.35)	(1.67)	(1.70)	(0.38)
Total Distributions	$—	$(0.64)	$(1.64)	$(1.95)	$(1.96)	$(0.67)
Net Asset Value, end of year	$35.91	$31.35	$28.50	$22.48	$25.12	$21.67
Total Return(a)	14.55%(c)	12.24%	34.07%	(2.68)%	25.03%	12.16%
Net Assets, end of year (millions)	$550.14	$464.81	$400.82	$273.66	$198.28	$150.02
Ratios/supplemental data
Ratio of expenses to average net assets	1.00%(b)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to average net assets	0.61%(b)	0.91%	1.11%	1.23%	1.13%	1.39%
Portfolio Turnover Rate	19.51%(c)	27.55%	31.91%	30.17%	34.76%	42.36%

*
Unaudited

(a)
Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(b)
Annualized.

(c)
Not annualized.

The accompanying notes are an integral part of these financial statements.

32

FINANCIAL HIGHLIGHTS	OPPORTUNITY FUND

Selected Data for a Share Outstanding Throughout each Period:
	Six Months Ended 6/30/2021*	Year Ended December 31
		2020	2019	2018	2017	2016
Net Asset Value, beginning of year	$45.55	$42.48	$34.47	$42.89	$40.54	$35.08
Operations:
Net Investment Income	0.20	0.25	0.28	0.31	0.14	0.20
Net Realized and Unrealized Gains/(Losses) on Securities	8.11	3.08	9.58	(6.40)	6.74	6.09
Total Operations	$8.31	$3.33	$9.86	$(6.09)	$6.88	$6.29
Distributions:
Net Investment Income	—	(0.26)	(0.30)	(0.30)	(0.14)	(0.20)
Return of Capital	—	—	(0.16)	—	—	(0.05)
Net Realized Capital Gains	—	—	(1.39)	(2.03)	(4.39)	(0.58)
Total Distributions	$—	$(0.26)	$(1.85)	$(2.33)	$(4.53)	$(0.83)
Net Asset Value, end of year	$53.86	$45.55	$42.48	$34.47	$42.89	$40.54
Total Return(a)	18.24%(c)	7.84%	28.63%	(14.16)%	16.91%	17.90%
Net Assets, end of year (millions)	$114.19	$93.29	$76.50	$62.18	$58.61	$41.52
Ratios/supplemental data
Ratio of expenses to average net assets	1.00%(b)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to average net assets	0.80%(b)	0.67%	0.67%	0.69%	0.35%	0.50%
Portfolio Turnover Rate	20.71%(c)	32.89%	36.19%	61.22%	41.50%	34.62%

*
Unaudited

(a)
Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(b)
Annualized.

(c)
Not annualized.

The accompanying notes are an integral part of these financial statements.

33

FINANCIAL HIGHLIGHTS	INTERNATIONAL FUND

Selected Data for a Share Outstanding Throughout each Period:
	Six Months Ended 6/30/2021*	Year Ended December 31
		2020	2019	2018	2017	2016
Net Asset Value, beginning of year	$28.60	$27.13	$23.17	$26.37	$22.20	$22.01
Operations:
Net Investment Income	0.29	0.43	0.53	0.55	0.37	0.43
Net Realized and Unrealized Gains/(Losses) on Securities**	2.38	1.36	4.03	(3.17)	4.18	0.23
Total Operations	$2.67	$1.79	$4.56	$(2.62)	$4.55	$0.66
Distributions:
Net Investment Income	—	(0.32)	(0.60)	(0.58)	(0.38)	(0.45)
Net Realized Capital Gains	—	—	—	—	—	(0.02)
Total Distributions	$—	$(0.32)	$(0.60)	$(0.58)	$(0.38)	$(0.47)
Net Asset Value, end of year	$31.27	$28.60	$27.13	$23.17	$26.37	$22.20
Total Return(a)	9.34%(c)	6.59%	19.69%	(9.93)%	20.50%	(3.00)%
Net Assets, end of year (millions)	$24.18	$21.10	$21.08	$17.95	$17.68	$14.18
Ratios/supplemental data
Ratio of expenses to average net assets	1.00%(b)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to average net assets	1.96%(b)	1.77%	2.02%	2.21%	1.53%	1.95%
Portfolio Turnover Rate	4.63%(c)	7.85%	4.33%	6.87%	2.48%	7.71%

*
Unaudited

**
Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(a)
Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(b)
Annualized.

(c)
Not annualized.

The accompanying notes are an integral part of these financial statements.

34

FINANCIAL HIGHLIGHTS	FIXED INCOME FUND

Selected Data for a Share Outstanding Throughout each Period:
	Six Months Ended 6/30/2021*	Year Ended December 31
		2020	2019	2018	2017	2016
Net Asset Value, beginning of year	$18.23	$17.38	$16.39	$16.84	$16.67	$16.61
Operations:
Net Investment Income	0.13	0.30	0.36	0.34	0.31	0.30
Net Realized and Unrealized Gains/(Losses) on Securities	(0.48)	1.11	1.00	(0.44)	0.22	0.21
Total Operations	$(0.35)	$1.41	$1.36	$(0.10)	$0.53	$0.51
Distributions:
Net Investment Income	(0.13)	(0.32)	(0.37)	(0.35)	(0.33)	(0.32)
Return of Capital	—	—	—	—	—	0.00(a)
Net Realized Capital Gains	—	(0.24)	—	—	(0.03)	(0.13)
Total Distributions	$(0.13)	$(0.56)	$(0.37)	$(0.35)	$(0.36)	$(0.45)
Net Asset Value, end of year	$17.75	$18.23	$17.38	$16.39	$16.84	$16.67
Total Return(b)	-1.90%(c)	8.17%	8.35%	(0.56)%	3.22%	3.08%
Net Assets, end of year (millions)	$1,002.69	$958.50	$797.49	$623.44	$417.66	$303.11
Ratios/supplemental data
Ratio of expenses to average net assets	0.85%(c)	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of Net Investment Income to average net assets	1.56%(c)	1.66%	2.15%	2.17%	1.88%	1.83%
Portfolio Turnover Rate	16.96%(d)	25.08%	21.33%	23.40%	34.97%	40.80%

*
Unaudited

(a)
Return of Capital is less than $0.005 per share.

(b)
Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(c)
Annualized

(d)
Not annualized

The accompanying notes are an integral part of these financial statements.

35

FINANCIAL HIGHLIGHTS	MUNICIPAL INCOME FUND

Selected Data for a Share Outstanding Throughout each Period:
	Six Months Ended 6/30/2021*	Year Ended December 31
		2020	2019	2018	2017	2016
Net Asset Value, beginning of year	$18.28	$17.73	$17.12	$17.29	$17.06	$17.36
Operations:
Net Investment Income	0.16	0.33	0.32	0.32	0.31	0.31
Net Realized and Unrealized Gains/(Losses) on Securities	(0.16)	0.57	0.64	(0.16)	0.24	(0.30)
Total Operations	$—	$0.90	$0.96	$0.16	$0.55	$0.01
Distributions:
Net Investment Income	(0.16)	(0.33)	(0.32)	(0.32)	(0.31)	(0.31)
Return of Capital	—	—	—	—	—	0.00(a)
Net Realized Capital Gains	—	(0.02)	(0.03)	(0.01)	(0.01)	—
Total Distributions	$(0.16)	$(0.35)	$(0.35)	$(0.33)	$(0.32)	$(0.31)
Net Asset Value, end of year	$18.12	$18.28	$17.73	$17.12	$17.29	$17.06
Total Return(b)	0.01%(c)	5.12%	5.66%	0.90%	3.25%	0.05%
Net Assets, end of year (millions)	$267.93	$259.73	$225.13	$178.97	$123.92	$87.75
Ratios/supplemental data
Ratio of expenses to average net assets	0.65%(c)	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of Net Investment Income to average net assets	1.82%(c)	1.86%	1.90%	1.94%	1.85%	1.85%
Portfolio Turnover Rate	3.70%(d)	5.98%	10.54%	10.45%	12.49%	10.05%

*
Unaudited

(a)
Return of Capital is less than $0.005 per share.

(b)
Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(c)	Annualized
(d)
Not annualized

The accompanying notes are an integral part of these financial statements.

36

JOHNSON MUTUAL FUNDS

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2021 – Unaudited

1)       Organization:
The Johnson Equity Income Fund, Johnson Opportunity Fund, Johnson International Fund, Johnson Fixed Income Fund, and Johnson Municipal Income Fund (each individually a “Fund” and collectively the “Funds”) are each a series of the Johnson Mutual Funds Trust (the “Trust”), and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The Johnson Mutual Funds Trust was established as an Ohio business trust under an Agreement and Declaration of Trust dated September 30, 1992. The Fixed Income Fund began offering its shares publicly on January 4, 1993. The Opportunity Fund and Municipal Income Fund began offering their shares publicly on May 16, 1994. The Equity Income Fund began offering its shares publicly on December 30, 2005. The International Fund began offering its shares publicly on December 8, 2008. All the Funds are managed by Johnson Investment Counsel, Inc. (the “Adviser”).
The investment objectives of the Funds are as follows:
Equity Income Fund	Above average dividend income and long-term capital growth
Opportunity Fund	Long-term capital growth
International Fund	Long-term capital growth
Fixed Income Fund	A high level of income over the long-term consistent with preservation of capital
Municipal Income Fund	A high level of federally tax-free income over the long-term consistent with preservation of capital
The Funds are each diversified. The Municipal Income Fund invests primarily in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Ohio.
2)       Significant Accounting Policies:
Basis of Accounting:
The financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). The Funds are investment companies and accordingly follow the investment company guidance of Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, “Financial Services — Investment Companies.”
Investment Income and Realized Capital Gains and Losses on Investment Securities:
Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend and interest income are recorded net of foreign taxes. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Gains and losses on sales of investments are calculated using the specific identification method, mainly using high-cost lots. Discounts and premiums on securities purchased are amortized over the lives or to the earliest call date of the respective securities in accordance with GAAP. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of the cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the calendar year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported. Estimates are based on the most recent REIT distributions information available. Gains and losses on paydowns of mortgage-backed securities are reflected in interest income on the Statements of Operations. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.
Federal Income Tax:
The Funds have qualified and intend to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent is net investment income and net realized capital gains are distributed in accordance with the Code.

37

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2021 – Unaudited

2)       Significant Accounting Policies, continued

In order to avoid imposition of a federal excise tax applicable to regulated investment companies, it is also the Funds’ intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the 12 months ended December 31, 2021 for the Opportunity, Fixed Income, and Municipal Income Funds, and October 31, 2021 for the Equity Income and International Funds) plus undistributed amounts from prior years.
The following information is computed on a tax basis for each item as of June 30. 2021:
	Equity Income	Opportunity	International	Fixed Income	Municipal Income
Cost of Portfolio Investments	371,829,938	82,656,681	16,963,453	951,912,504	260,778,882
Gross unrealized appreciation	181,551,522	32,543,487	8,284,803	50,519,834	12,231,402
Gross unrealized depreciation	(3,351,047)	(1,011,483)	(1,184,337)	(5,286,056)	(305,654)
Net unrealized appreciation	178,200,475	31,532,004	7,100,466	45,233,778	11,925,748
Undistributed ordinary income	1,819,530	419,267	264,652	153,103	22,721
Other accumulated gains/(losses)	31,496,172	4,680,365	(333,505)	2,258,558	516,888
Accumulated Earnings	211,516,177	36,631,636	7,031,613	47,645,439	12,465,357
The difference between the federal income tax cost and the financial statement cost of the Funds’ portfolio investments is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. These timing differences are temporary in nature and are due to the tax deferral of losses on wash sales.
As of December 31, 2020, the following Funds had capital loss carryovers which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. The capital loss carryovers, which may be carried forward on indefinite period of time, are as follows:
	Long-Term	Short-Term	Total Capital Loss Carryover
Johnson Opportunity Fund	$1,534,583	$—	$1,534,583
Johnson International Fund .	—	70,210	70,210
The Funds recognize the tax benefits or expenses of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (generally three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Funds identify its major tax jurisdictions as U.S. Federal and certain State tax authorities. The Funds are not aware of any tax positions for which it is reasonably likely that the total amounts of unrecognized tax benefits or expenses will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax expenses as income tax expense in the Statement of Operations. During the year ended December 31, 2020, the Funds did not incur any interest or penalties.
Distributions:
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Fixed Income Fund and Municipal Income Fund intend to distribute net investment income on a calendar quarter basis. The Equity Income, Opportunity and International Funds intend to distribute net investment income, if any, at least once a year. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains, if any, at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of

38

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2021 – Unaudited

2)       Significant Accounting Policies, continued

certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.
For the year ended December 31, 2020, the Funds made the following reclassifications to increase (decrease) the components of the net assets:
	Paid in Capital	Accumulated Earnings
Opportunity Fund	$(21,074)	$21,074
Fixed Income Fund	(29,058)	29,058
Municipal Income Fund	(32,073)	32,073
The tax character of the distributions paid, as of December 31, 2020, is as follows:
	Tax year	Ordinary Income	Tax-Exempt Income	Net Realized Long-Term Capital Gain	Total Taxable Distributions Paid	Return of Capital	Total Distributions Paid
Johnson Equity Income Fund	2019	$7,582,128	$—	$14,333,706	$21,915,834	$—	$21,915,834
	2020	4,948,585	—	4,307,827	9,256,412	—	9,256,412
Johnson Opportunity Fund	2019	484,856	—	2,449,657	2,934,513	284,319	3,218,832
	2020	530,183	—	—	530,183	—	530,183
Johnson International Fund	2019	458,991	—	—	458,991	—	458,991
	2020	232,687	—	—	232,687	—	232,687
Johnson Fixed Income Fund	2019	16,052,208	—	—	16,052,208	—	16,052,208
	2020	18,396,451	—	9,998,546	28,394,997	29,508	28,424,055
Johnson Municipal Income Fund	2019	126,645	3,877,473	265,954	4,270,072	—	4,270,072
	2020	—	4,473,651	272,840	4,746,491	32,073	4,778,564

*
Short-Term Capital Gains were combined with Ordinary Income, as they are taxed at the Ordinary Income tax rate.

3)       Security Valuation and Transactions:
The Funds utilize various methods to measure the fair value of their investments on a recurring basis. The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time).
Securities for which representative market quotations are not readily available or are considered unreliable by the Investment Adviser are valued as determined in good faith by, or under the direction of, the Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.
GAAP established a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:
♦
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

39

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2021 – Unaudited

3)       Security Valuation and Transactions, continued

♦
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

♦
Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
Fair Value Measurements:
A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows:
Equity Securities (Common Stock, Real Estate Investment Trusts).   Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. When adjustments to observable prices are applied or when the market is considered inactive, securities will be categorized in Level 2 of the fair value hierarchy.
Corporate Bonds.   The fair value of Corporate Bonds is estimated using quotations from pricing vendors, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations for similar securities (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they would be categorized in Level 3.
Certificates of Deposit.   Certificates of Deposit are generally valued at prices obtained from pricing vendors. Certificates of Deposit which are traded on the open market are normally valued using a market approach valuation technique that incorporates observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Certificates of Deposit are categorized in Level 2 of the fair value hierarchy.
Municipal Bonds.   Municipal Bonds are normally valued using quotations from pricing vendors that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Municipal Bonds are categorized in Level 2 of the fair value hierarchy.
U.S. Government Securities.   U.S. government securities, including U.S. Treasury Obligations, are normally valued using market approach valuation techniques that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in Level 2 of the fair value hierarchy.

40

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2021 – Unaudited

3)       Security Valuation and Transactions, continued

U.S. Agency Securities.   U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage-backed securities. Agency issued debt securities are generally valued in a manner similar to U.S. government securities. Mortgage-backed securities are generally valued based on models that consider the estimated cash flows of each tranche of the entity, establishes a benchmark yield, and develops an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.
Preferred Stocks.   Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.
Money Market.   Investments in mutual funds, including money market mutual funds (notated throughout these financial statements as cash equivalents), are generally priced at the ending net asset value (“NAV”) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value each Fund’s investment securities as of June 30, 2021:
Equity Income Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$541,074,533	$—	$—	$541,074,533
Cash Equivalents	8,955,881	—	—	8,955,881
Total	$550,030,414	$—	$—	$550,030,414
Opportunity Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$110,939,908	$—	$—	$110,939,908
Cash Equivalents	3,248,777	—	—	3,248,777
Total	$114,188,685	$—	$—	$114,188,685
International Fund	Level 1	Level 2	Level 3	Total
Preferred Stocks	$69,415	$—	$—	$69,415
Common Stocks*	23,658,568	—	$—	23,658,568
Cash Equivalents	335,936	—	—	335,936
Total	$24,063,919	$—	$—	$24,063,919
Fixed Income Fund	Level 1	Level 2	Level 3	Total
Corporate Bonds*	$—	$570,059,776	$—	$570,059,776
Certificates of Deposit	—	268,066	—	268,066
U.S. Government Treasury Obligations	—	199,142,548	—	199,142,548
U.S. Government Agency Obligations	—	28,431,616	—	28,431,616
U.S. Government Agency Obligations – Mortgage-Backed	—	155,389,266	—	155,389,266
Taxable Municipal Bonds	—	27,529,117	—	27,529,117
Preferred Stocks	7,046,244	—	—	7,046,244
Cash Equivalents	9,279,649	—	—	9,279,649
Total	$16,325,893	$980,820,389	$—	$997,146,282

41

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2021 – Unaudited

3)       Security Valuation and Transactions, continued

Municipal Income Fund	Level 1	Level 2	Level 3	Total
Municipal Bonds*	$—	$266,730,360	$—	$266,730,360
Cash Equivalents	5,974,270	—	—	5,974,270
Total	$5,974,270	$266,730,360	$—	$272,704,630

*
See Portfolio of Investments for industry classification.

The Funds did not hold any investments at any time during the reporting period in which unobservable inputs were used in determining fair value. Therefore, no reconciliation of Level 3 Securities is included for this reporting period.
In accordance with GAAP, the Funds are required to enhance the disclosures relating to transactions in derivatives and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance, and cash flows. The Funds did not engage in any derivative transactions as of or during the six months ended June 30, 2021.
4)       Portfolio Risks:
Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential impact of a transition away from LIBOR on the Fund or the financial instruments in which the Funds invest cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to affect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. Currently, the Fixed Income Fund has securities (less than 1% of holdings) using LIBOR as a basis for their variable rates.
The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.
5)      Investment Advisory Agreements:
The investment advisory agreements provide that the Adviser will pay all of the Funds’ operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest), and extraordinary expenses.
The Funds incurred management fees for the year ended June 30, 2021, as indicated below.
Fund	Fee	Management Fee	Payable as of June 30, 2021
Equity Income Fund	1.00%	$2,507,198	$447,277
Opportunity Fund	1.00%	525,971	93,989
International Fund	1.00%	113,551	20,086
Fixed Income Fund	0.85%	4,086,619	696,701
Municipal Income Fund	0.65%	852,149	144,374

42

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2021 – Unaudited

6)       Related Party Transactions:
All officers and one trustee of the Trust are employees of the Adviser. Total compensation for the independent Trustees as a group was $36,000 for the six months ended June 30, 2021, and as a group they received no additional compensation from the Trust. Compensation of the Trustees was paid by the Adviser. The Trust consists of nine Funds: Johnson Equity Income Fund, Johnson Opportunity Fund, Johnson International Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, Johnson Institutional Short Duration Bond Fund, Johnson Institutional Intermediate Bond Fund, Johnson Institutional Core Bond Fund, and Johnson Enhanced Return Fund. The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds.
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. At June 30, 2021, client accounts managed by the Adviser and held by Charles Schwab & Co, with full advisory discretion, held in aggregate the following:
Equity Income Fund	74.80%
Opportunity Fund	82.01%
International Fund	35.16%
Fixed Income Fund	93.63%
Municipal Income Fund	98.31%
Johnson Financial, Inc. is a wholly-owned subsidiary of the Adviser. Johnson Financial, Inc. provides transfer agency and administration services to the Funds. These services are paid for by the Adviser.
7)       Purchases and Sales of Securities:
From January 1, 2021 through June 30, 2021, purchases and sales of investment securities aggregated:
	Investment Securities Other Than Short Term Investments and U.S. Government Obligations		U.S. Government Obligations
Fund	Purchases	Sales	Purchases	Sales
Johnson Equity Income Fund	$110,671,017	$95,926,749	$—	$—
Johnson Opportunity Fund	20,856,440	21,100,369	—	—
Johnson International Fund	2,438,006	1,016,897	—	—
Johnson Fixed Income Fund	156,087,239	98,829,021	72,339,590	59,918,027
Johnson Municipal Income Fund	25,541,756	9,485,846	—	—
8)       Estimates:
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
9)       Subsequent Events:
Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment to or disclosure in the financial statements.

43

DISCLOSURE OF EXPENSES (Unaudited)	June 30, 2021 – Unaudited

Shareholders of the Funds incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Funds and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of  $1,000 invested in the Funds on December 31, 2020 and held through June 30, 2021.
The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing expenses of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.
	Beginning Account Value December 31, 2020	Ending Account Value June 30, 2021	Expenses Paid During Period* January 1, 2021 – June 30, 2021
Johnson Equity Income Fund
Actual Fund Return	$1,000.00	$1,145.45	$5.32
Hypothetical Return	$1,000.00	$1,019.84	$5.06
Johnson Opportunity Fund
Actual Fund Return	$1,000.00	$1,182.44	$5.41
Hypothetical Return	$1,000.00	$1,019.84	$5.06
Johnson International Fund
Actual Fund Return	$1,000.00	$1,093.36	$5.19
Hypothetical Return	$1,000.00	$1,019.84	$5.06
Johnson Fixed Income Fund
Actual Fund Return	$1,000.00	$980.91	$4.17
Hypothetical Return	$1,000.00	$1,020.58	$4.30
Johnson Municipal Income Fund
Actual Fund Return	$1,000.00	$1,000.05	$3.22
Hypothetical Return	$1,000.00	$1,021.57	$3.29

*
Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). For the Equity Income, Growth, Opportunity, and International Funds, the expense ratio is 1.00%, for the Fixed Income Fund, the expense ratio is 0.85% and for the Municipal Income Fund, the expense ratio is 0.65%.

44

Review and Renewal of Management Agreements	June 30, 2021 – Unaudited

The Trustees, including the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), then considered the renewal of the Management Agreements between the Trust and the Adviser. The Trustees were assisted by experienced independent legal counsel throughout the contract review process. The Independent Trustees discussed the proposed continuance in executive session with such counsel at which no representatives of the Adviser were present. The Independent Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Management Agreements and the weight to be given to each such factor. Among other factors, the Trustees considered (i) the investment performance of each Fund and the Adviser; (ii) the nature, extent and quality of the services provided by the Adviser; (iii) the cost of services provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Funds; and (iv) economies of scale. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Additionally, each Independent Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Management Agreements.
The Trustees considered the responses and information prepared by the Adviser, discussing, the Adviser’s business and financial resources, its personnel and operations, advisory, administrative and compliance services provided by the Adviser to the Funds, and the compensation received for management services. The Board reviewed and discussed each Fund’s performance for various periods, the profitability of the Adviser with respect to each of the Funds and economies of scale.
With respect to the nature, extent and quality of services provided by the Adviser, the Trustees reviewed the information provided in the memorandum that described the Adviser’s business and personnel and discussed the Adviser’s experience and capabilities. The Board noted that the Adviser has been providing services to the Trust since 1992 and the nine Funds. The Trustees and representatives of the Adviser noted the continuance of their cooperative working relationship on Fund matters. The Board reviewed the individuals who serve as portfolio managers for the Funds and indicated that they were satisfied with the portfolio management being provided to the Funds. The Trustees then discussed the Adviser’s and Trust’s compliance programs with the chief compliance officer. Additionally, the Trustees noted that there not any recent litigations or regulatory investigations related to the Adviser. A representative of the Adviser provided an overview of the Adviser’s financial status and reviewed the Adviser’s resources in providing services to the Funds. The Trustees, including the Independent Trustees, concluded that the nature and extent of services provided by the Adviser was satisfactory, and that the overall quality of services was excellent. The Trustees also concluded that the Adviser had the appropriate resources to continue to provide quality advisory services to the Funds.
Next, the Trustees reviewed performance information for each of the Funds. The Trustees considered performance data presented by the Adviser showing the relevant Fund’s performance over various periods ended March 31, 2021 and May 19, 2021 which was compared to the Fund’s benchmark index. The Board also reviewed the Adviser’s expectations as to each Fund’s risk/return profile.
The Trustees then reviewed and discussed the performance of the Equity Income, Opportunity, International, Fixed Income and Municipal Income Funds. The Trustees noted that the Equity Income Fund was generally in line with the S&P 500 Index for the 1, 3, and 5-year periods as well as for the year-to-date. With respect to the Opportunity Fund, the Trustees noted that the Fund had slightly underperformed the Russell 2500 Total Return Index for the 1, 3 and 5-year periods but had outperformed the index for the year-to-date. The Trustees reviewed the International Fund’s performance was generally in line with that of its benchmark, the MSCI All Country World Index, for each of the 1, 3 and 5-year periods but had also outperformed the benchmark on a year-to-date basis. Next, the Trustees reviewed the performance of the Fixed Income Fund, noting that the Fund’s return had slightly underperformed its benchmark, the Barclays U.S. Aggregate Bond Index, for the 1, 3 and 5-year periods. The Trustees then discussed the Municipal Income Fund’s returns, noting that the Fund had slightly underperformed the Barclays Municipal Bond 5-year GO Index for the 1-year period and was generally in line with the index for the 3-year and 5-year periods. After discussion, the Trustees indicated that they were satisfied with the performance of each of the retail Funds and agreed that each of the retail Funds had reasonable performance.
The Trustees then reviewed the performance of each of the Institutional Funds. They noted that the Short Duration Bond Fund had outperformed its benchmark, the Bank of America Merrill Lynch 1-3 year U.S. Corporate and Government Index, for the 1, 3 and 5-year periods. Next, the Trustees discussed the performance of the Intermediate Bond Fund, noting that it was generally

45

Review and Renewal of Management Agreements	June 30, 2021 – Unaudited

in line with the Barclays Intermediate U.S. Government Credit Index for the 1 and 3-year periods and had outperformed for the 5-year period. With respect to the Core Bond Fund, the Board noted that the Fund had slightly underperformed the Barclays U.S. Aggregate Index for the 1-year period but had outperformed for the 3 and 5-year periods. The Trustees finally discussed the performance for the Enhanced Return Fund. The Board reviewed its performance, noting that the Enhanced Return Fund was generally in line with the S&P 500 Index for the 1, 3 and 5-year periods. After discussion, the Trustees indicated that it was their consensus all four of Institutional Funds continued to have satisfactory performance given their respective investment objectives, risks and strategies.
As to the cost of the services provided and the profits realized by the Adviser from the relationship with the Funds, the Trustees reviewed the fees paid to the Adviser for the fiscal year ended December 31, 2020 by the Funds. As in past years, the Board and counsel discussed that the total expense ratio for each Fund was a more meaningful comparison than the actual advisory fee because the Management Agreements for the Funds have a unitary fee structure which requires the Adviser to pay substantially all of the operating expenses of each Fund and is compensated with a single fee (noting that most of the funds in the Peer Group comparisons do not share this structure). The expense ratios for Municipal Income Fund, Short Duration Bond Fund, Intermediate Bond Fund, Opportunity Fund, Core Bond Fund and Enhanced Return Fund were at or below the mean, while expense ratios for Equity Income Fund, Fixed Income Fund and International Fund were slightly above the averages for their respective categories. The Trustees noted the contractual fee waivers which were in effect during the period for the Short Duration Bond Fund, the Intermediate Bond Fund and the Core Bond Fund as well as the overall fees paid to the Adviser by each Fund for the period. The Trustees also discussed the profitability of each of the Funds to the Adviser and the profitability of the Adviser with respect to the Funds in the aggregate. Representatives of the Adviser reported on the Adviser’s profitability on a fund by fund basis and discussed their methodologies in determining the profitability of the Adviser. The Trustees, including the Independent Trustees, concluded that the Management Fee payable by each Fund was reasonable and that the Adviser’s level of profitability from its relationship with the Funds is not excessive.
The Trustees then reviewed economies of scale. The Trustees noted that they considered that the Funds’ expense ratios were not unreasonable and that there were no excessive profits being derived from any of the Funds by the Adviser as a result of its management of each of the Funds. The Board also noted that the Adviser had agreed to extend its contractual fee waiver with respect to the Core Bond, Short Duration and Intermediate Bond Funds for another year. The Trustees and representatives from the Adviser again agreed to discuss the possibility of fee breakpoints in the future, depending on the asset level of a Fund. After a discussion, the Trustees concluded that no breakpoints are necessary at this time but that they would continue to evaluate the potential for establishing breakpoints with the Adviser.
After a discussion, the Trustees concluded and agreed, including all Independent Trustees, that renewal of each Management Agreement was in the best interests of each Fund and its shareholders.

46

ADDITIONAL INFORMATION	June 30, 2021 – Unaudited

Proxy Disclosure
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12-month period ended June 30 are available without charge: (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.
Availability of Schedules of Portfolio Investments:
The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year at www.johnsonmutualfunds.com or on Form N-PORT. The Funds’ holdings are available, without charge, (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; (2) by visiting www.johnsonmutualfunds.com; or (3) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.
Code of Ethics
The Trust’s Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170 or write us at:
Johnson Mutual Funds
3777 West Fork Road
Cincinnati OH 45247

47

TRUSTEES AND OFFICERS (Unaudited)

Information pertaining to the Trustees and Officers of the Funds is provided below. Trustees who are not deemed to be interested persons of the Funds, as defined in the Investment Company Act of 1940, are referred to as Independent Trustees. Trustees who are deemed to be “interested persons” of the Funds are referred to as Interested Trustees. The Statement of Additional Information includes additional information about the Funds’ Trustees and may be obtained without charge by calling (513) 661-3100 or (800) 541-0170.
Name, Address and Age	Current Position Held with Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held During the Past Five Years
Interested Trustee
Timothy E. Johnson (79) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	Chairman of Johnson Investment Counsel, Inc., the Trust’s Adviser, and Professor of Finance at the University of Cincinnati	9	None
Independent Trustees
Ronald H. McSwain (78) 3777 West Fork Road Cincinnati, Ohio 45247	Chairman and Trustee	Since 1992	President of McSwain Carpets, Inc. until 2001; partner of P&R Realty, a real estate development partnership since 1984	9	None
John R. Green (78) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2006	Retired from The Procter & Gamble Company; Purchases Director, Global Baby Care	9	None
James J. Berrens (55) 3777 West Fork Rd Cincinnati, OH 45247	Trustee	Since 2006	Christian Community Health Services: Chief Executive Officer since May 2015	9	None
Dr. Jeri B. Ricketts (63) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2013	Retired Director of Carl H. Lindner Honors-PLUS Program, University of Cincinnati (2002-2018); Associate Professor Emeritus of Accounting, University of Cincinnati since 1986	9	None

48

TRUSTEES AND OFFICERS (Unaudited)

Name, Address and Age	Current Position Held with Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held During the Past Five Years
Officers
Jason O. Jackman (50) 3777 West Fork Rd. Cincinnati, Ohio 45247	President	Since 2013	President and Chief Investment Officer of the Adviser	N/A	N/A
Dale H. Coates (62) 3777 West Fork Road Cincinnati, Ohio 45247	Vice President	Since 1992	Vice President and Portfolio Manager for the Trust’s Adviser	N/A	N/A
Marc E. Figgins (57) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Financial Officer and Treasurer	Since 2002	Director of Fund Services for the Trust’s Adviser	NA	NA
Scott J. Bischoff (55) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Compliance Officer	Since 2005	Chief Compliance Officer of the Trust’s Adviser	NA	NA
Jennifer J. Kelhoffer (49) 3777 West Fork Road Cincinnati, Ohio 45247	Secretary	Since 2007	Fund Administration & Compliance Associate for the Trust’s Adviser	NA	NA

49

Trustees and Officers
Ronald H. McSwain	Independent Trustee, Chairman
Timothy E. Johnson	Interested Trustee
James J. Berrens	Independent Trustee
John R. Green	Independent Trustee
Jeri B. Ricketts	Independent Trustee
Jason Jackman	President
Dale H. Coates	Vice President
Scott J. Bischoff	Chief Compliance Officer
Marc E. Figgins	Chief Financial Officer, Treasurer
Jennifer J. Kelhoffer	Secretary
Transfer Agent and Fund Accountant
Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100 (800) 541-0170
Custodian
US Bank
425 Walnut Street
Cincinnati, OH 45202
Independent Registered Public Accounting Firm
Cohen & Company
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115
Legal Counsel
Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, Ohio 45202

This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds’ prospectus, which illustrates each Fund’s objectives, policies, management fees, and other information that may be helpful in making an investment decision.
Investment Company Act #811-7254

SEMI-ANNUAL REPORT
JOHNSON INSTITUTIONAL SHORT DURATION BOND FUND
JOHNSON INSTITUTIONAL INTERMEDIATE BOND FUND
JOHNSON INSTITUTIONAL CORE BOND FUND
JOHNSON ENHANCED RETURN FUND
JUNE 30, 2021 (UNAUDITED)
Johnson Mutual Funds Trust
3777 West Fork Road | Cincinnati, Ohio 45247
513.661.3100 | 800.541.0170 | Fax 513.661.4901
WWW.JOHNSONMUTUALFUNDS.COM

JOHNSON MUTUAL FUNDS	JUNE 30, 2021 (UNAUDITED)

Letter from the Fund President	July 2021

We are pleased to present you with the Johnson Mutual Funds’ June 30, 2021 Semi-Annual Report to Shareholders. On the following pages, we have provided commentary on the performance of each of the Funds in the first half of 2021 as well as the relative performance compared to an appropriate index.
The remainder of the report provides the holdings of each Johnson Mutual Fund as well as other financial data and notes.
Economic Bounce Back Drives Stocks to New Highs
Stocks rose again in the second quarter as the pandemic dissipated and massive government stimulus continued. There were only a couple of small setbacks to the market’s rise in the quarter, which was notably quiet in terms of volatility. The major indices set multiple new records, supported by healthy earnings reports and robust economic data. Stocks that had been badly hit during the pandemic continued to make up ground as a result of reopening. In general, cyclical value stocks like energy, real estate, and financials have outperformed growth stocks this year, reflecting the unwind from the damage of the lockdowns. Energy and other commodity-related stocks have rebounded as energy and raw material prices have risen.
Bonds fared better in the second quarter after a rough first quarter. As inflation fears crept in earlier this year, bond yields rose, and prices fell. However, yields fell in the second quarter, especially on longer-term corporate bonds. This tightening of the spread between corporate bond yields relative to government bonds reflects investor confidence in the overall state of the economy and corporate profits. It also shows investors have become less anxious about inflation. The Fed has made clear it is watching inflation pressures, and more investors view the issue as temporary.
Economic activity picked up steam as more people were vaccinated and as government restrictions were lifted. That meant lots of money being spent, enabled by higher levels of cash on hand from government assistance through the lockdowns. It became evident that consumers worldwide were anxious to return to normal. Strange market dynamics, including supply chain bottlenecks and shortages, made more headlines as the fallout from the worldwide shutdown last year continued.
Life as Economics 101
The havoc of last year and the first part of this year has created unique dynamics in many industries across the global economy. It seems every day we are all confronted with some price increase, product shortage, or fierce buying competition resulting from the economic disturbances. The phrase “supply and demand” has become more familiar than ever in our conversation.
Housing is the most significant market in which this is playing out. Cash offers above the list price have become the norm in most markets in the U.S. The housing market was already hot prior to the pandemic, but the construction slowdown and supply shortages exacerbated the trend. The premium for new and used cars, even rental cars, has gone up because of a shortage of semiconductor chips. Lumber became the posterchild of the situation as it went from being virtually ignored by most people to a daily topic of conversation. Prices tripled in a matter of months before falling by half in a matter of weeks.
Despite some of these more egregious examples, the economic backdrop is generally positive, and likely set up for healthy growth in the coming year. Beyond the initial snapback from the depths of the lockdown, economists expect demand to continue to be strong, and companies project continued earnings growth.
Inflation: Short-Term or Here to Stay?
The recent price increases brought on by the disruptions has led to concerns about inflation. Short-term inflation is all-too real for most of us, but the extent and duration of it for the longer-term is up for debate. There are many myths about what inflation is, what causes it, and its impact. As always, it’s important to separate the reality from the noise.
This year has been a perfect storm for inflation. In addition to the supply and demand dynamics described above, policymakers have poured trillions of dollars in stimulus into the economy, with prospects for more. However, over the past couple of decades powerful structural forces have weighed heavily on inflation. Demographic trends have been the most significant headwind. Much of the developed world, including the U.S., has experienced subdued population growth. Further, the population that we do have in the U.S. is beginning to age. In addition, debt levels coming out of the financial crisis were

Letter from the Fund President	July 2021

extremely elevated. All of this will continue to weigh on inflation after the initial short-term inflationary data begins to subside. The dire predictions about the negative outcomes of inflation are sure to continue, so it will be helpful to focus on these structural forces that are likely to keep a lid on inflation in the years ahead.
Fed Balancing Inflation with Economic Growth
The Fed has made clear it views the current inflation data as “transitory,” and is more concerned with supporting economic activity at this point than it is worried about inflation. To that end, it has implemented various forms of stimulus and allowed its balance sheet to expand significantly. However, instead of being lent out irresponsibly as it was in the Financial Crisis, much of that money has been invested in the financial markets. This is at least part of the explanation for the elevated valuations in everything from investment-grade corporate bonds to large cap stocks. Still, the market will be closely watching for signs of Fed tightening, which has often led to short-term pullbacks in stocks and other asset prices.
Bull Market Rolls On
When inflation is in the headlines, investors frantically search for the portfolio antidote. Usually, it’s already too late by the time the headlines are out. Diversified portfolios built for any environment are the best protection against inflation and any number of other threats to investing success. So instead of focusing on just one risk, our discipline guides us as we build portfolios for the multitude of possibilities that confront our clients, both positive and negative.
In the near term, inflation data and Fed policy could be triggers for corrections in the stock market. Whatever the cause, corrections are sure to come. These tend to be short-lived and are impossible to time consistently. We don’t have to think back any further than 2020 to remember that some of the worst markets result from a surprise no one was expecting. We also understand there are powerful forces that have driven the market higher, most importantly economic growth and growing corporate profits. Both have allowed this bull market and the many before it to provide the growth our clients need to meet their financial goals over time. Coupled with the appropriate amount of bonds and cash, this is the formula for investing success.
We want you to know how much we appreciate the confidence you have placed in us for your investment needs. As always, please feel free to call us at (513) 661-3100 or (800) 541-0170 with your comments or questions. Thank you.
Sincerely,
Jason Jackman, President

Johnson Institutional Short Duration Bond Fund	Performance Review – June 30, 2021 Unaudited

The Johnson Institutional Short Duration Bond Fund provided a total return of  -0.35% during the first half of 2021, compared to a +0.03% return for the Bank of America/Merrill Lynch 1-3 Year US Corporate & Government Index.
Bond yields increased sharply during the early part of this year as the economic recovery gained momentum. Widespread vaccinations, economic reopening, and ongoing government stimulus payments fueled investor fear of rising inflation. Despite the solid economic environment, the Federal Reserve reiterated its plan to remain patient in its approach to tightening monetary policy. As a result, short term interest rates remained largely unchanged, while longer term interest rates rose significantly. The Fund’s modestly longer duration relative to its benchmark as well as its exposure to three-to-five-year maturities was a headwind during the first part of the year.
After beginning the year at low levels, credit spreads continued to consistently tighten throughout the first half of this year. In fact, the Bloomberg Barclays Investment Grade Corporate Bond Index ended June at a spread of just 80 basis points, the lowest level since 2005. Performance across sectors was uneven, however, as low-quality, cyclical sectors outperformed high-quality, more stable industries. While ongoing spread tightening was beneficial to the Fund’s relative performance, the Fund’s focus on higher-quality corporates was a modest headwind during the first half of the year. Looking forward, further spread tightening is likely to be somewhat limited by historically tight valuations in the credit market. Despite this limitation, we believe that the Fund’s emphasis on corporate bonds as well as its allocation to three-to-five year maturities should help provide a yield advantage versus the benchmark, which should be beneficial for performance going forward.
While the economy will still likely benefit from the triple tailwinds of vaccinations, reopening, and stimulus, the magnitude to which these factors influence economic growth are all likely to wane over the remainder of the year. Similarly, the pace at which demand has recovered has put upward pressure on consumer prices. Temporary supply chain disruptions have also been important drivers of inflation but are likely to ease throughout the remainder of the year. The Federal Reserve has continued to reiterate its patient stance with regard to adjusting monetary policy – reinforcing the idea that robust economic growth and faster inflation may both prove temporary. Instead, they have emphasized full healing in labor markets as an important condition for policy tightening. Despite the Fed’s reluctance to raise interest rates in the near term, they have indicated it may be appropriate to taper asset purchases sometime later this year. The Fund’s duration continues to be positioned modestly long relative to its benchmark. Additionally, the Fund’s emphasis on corporate bonds should be beneficial if corporate bond spreads remain relatively tight. We continue to emphasize high-quality bonds in counter-cyclical industries to limit the Fund’s exposure to spread volatility should the market correct. Finally, the combination of historically low interest rates and tight credit spreads are likely to lead to subdued fixed income returns going forward.
Performance Information
Class I Shares
Average Annual Total Returns	as of June 30, 2021
	Johnson Institutional Short Duration Bond Fund – Class I Shares	B of A / ML 1-3 Year US Corp/Govt Index
Six Months	-0.35%	0.03%
One Year	0.36%	0.54%
Five Years	2.11%	1.90%
Ten Years	1.82%	1.53%

Johnson Institutional Short Duration Bond Fund	Performance Review – June 30, 2021 Unaudited

Performance Information
Class F Shares
Average Annual Total Returns	as of June 30, 2021
	Johnson Institutional Short Duration Bond Fund – Class F Shares	B of A / ML 1-3 Year US Corp/Govt Index
Six Months	-0.41%	0.03%
One Year	0.28%	0.54%
Since Inception*	3.09%	3.00%

*
Inception date was May 1, 2018.

Portfolio Information

A high level of income over the long term consistent with capital preservation is the objective of the Johnson Institutional Short Duration Bond Fund. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. Six month returns are not annualized. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Merrill Lynch 1-3 Year Government/Corporate Index is the established benchmark. A shareholder cannot invest directly in the Merrill Lynch 1-3 Year Government/ Corporate Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

Johnson Institutional Intermediate Bond Fund	Performance Review – June 30, 2021 Unaudited

The Johnson Institutional Intermediate Bond Fund provided a total return of  -0.97% during the first half of 2021, compared to a -0.90% return for the Bloomberg Barclays Capital Intermediate Government Credit Index.
Bond yields increased sharply during the early part of this year as the economic recovery gained momentum. Widespread vaccinations, economic reopening, and ongoing government stimulus payments fueled investor fear of rising inflation. Despite the solid economic environment, the Federal Reserve (the “Fed”) reiterated its plan to remain patient in its approach to tightening monetary policy. As a result, short term interest rates remained largely unchanged, while longer term interest rates rose significantly. The Fund’s modestly longer duration relative to its benchmark was a slight headwind during the first part of the year.
After beginning the year at low levels, credit spreads continued to consistently tighten throughout the first half of this year. In fact, the Bloomberg Barclays Investment Grade Corporate Bond Index ended June at a spread of just 80 basis points, the lowest level since 2005. Performance across sectors was uneven, however, as low-quality, cyclical sectors outperformed high-quality, more stable industries. Additionally, longer duration corporate bonds outperformed intermediate-duration corporate bonds. While ongoing spread tightening was beneficial to the Fund’s relative performance, the Fund’s focus on high-quality, intermediate-maturity corporates was a modest headwind during the first half of the year. Looking forward, further spread tightening is likely to be somewhat limited by historically tight valuations in the credit market. Despite this limitation, we believe that the Fund’s emphasis on corporate bonds should help provide a modest yield advantage versus the benchmark, which should be beneficial for performance going forward.
While the economy will still likely benefit from the triple tailwinds of vaccinations, reopening, and stimulus, the magnitude to which these factors influence economic growth are all likely to wane over the remainder of the year. Similarly, the pace at which demand has recovered has put upward pressure on consumer prices. Temporary supply chain disruptions have also been important drivers of inflation but are likely to ease throughout the remainder of the year. The Fed has continued to reiterate its patient stance with regard to adjusting monetary policy – reinforcing the idea that robust economic growth and faster inflation may both prove temporary. Instead, they have emphasized full healing in labor markets as an important condition for policy tightening. Despite the Fed’s reluctance to raise interest rates in the near term, they have indicated it may be appropriate to taper asset purchases sometime later this year. The Fund’s duration continues to be positioned modestly long relative to its benchmark. Additionally, the Fund’s emphasis on corporate bonds should be beneficial if corporate bond spreads remain relatively tight. We continue to emphasize high-quality bonds in counter-cyclical industries to limit the Fund’s exposure to spread volatility should the market correct. Finally, the combination of historically low interest rates and tight credit spreads are likely to lead to subdued fixed income returns going forward.
Performance Information
Class I Shares
Average Annual Total Returns	as of June 30, 2021
	Johnson Institutional Intermediate Bond Fund – Class I Shares	Bloomberg Barclays Capital Intermediate Govt/ Credit Index
Six Months	-0.97%	-0.90%
One Year	0.14%	0.19%
Five Years	3.16%	2.63%
Ten Years	3.23%	2.76%

Johnson Institutional Intermediate Bond Fund	Performance Review – June 30, 2021 Unaudited

Performance Information
Class F Shares
Average Annual Total Returns	as of June 30, 2021
	Johnson Institutional Intermediate Bond Fund – Class F Shares	Bloomberg Barclays Capital Intermediate Govt/ Credit Index
Six Months	-1.10%	-0.90%
One Year	-0.01%	0.19%
Since Inception*	4.40%	4.31%

*
Inception date was May 1, 2018.

Portfolio Information

A high level of income over the long term consistent with capital preservation is the objective of the Johnson Institutional Intermediate Bond Fund. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. Six month returns are not annualized. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Bloomberg Barclays Capital Intermediate Government Credit Index is the established benchmark. A shareholder cannot invest directly in the Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

Johnson Institutional Core Bond Fund	Performance Review – June 30, 2021 Unaudited

The Johnson Institutional Core Bond Fund provided a total return of -1.80% during the first half of 2021, compared to a -1.60% return for the Bloomberg Barclays Capital Aggregate Index.
Bond yields increased sharply during the early part of this year as the economic recovery gained momentum. Widespread vaccinations, economic reopening, and ongoing stimulus fueled investor fear of rising inflation. Despite the solid economic environment, the Federal Reserve (the “Fed”) reiterated its plan to remain patient in its approach to tightening monetary policy. As a result, short term interest rates remained largely unchanged, while longer term interest rates rose significantly. While the Fund’s modestly longer duration relative to its benchmark was a slight headwind during the first part of the year, the Fund’s reduced exposure to longer term interest rates helped soften the impact of rising interest rates.
After beginning the year at low levels, credit spreads continued to consistently tighten throughout the first half of this year. In fact, the Bloomberg Barclays Investment Grade Corporate Bond Index ended June at a spread of just 80 basis points, the lowest level since 2005. Performance across sectors was uneven, however, as low-quality, cyclical sectors outperformed high-quality, more stable industries. Additionally, longer duration corporate bonds outperformed intermediate-duration corporate bonds. While ongoing spread tightening was beneficial to the Fund’s relative performance, the Fund’s focus on high-quality, intermediate-maturity corporates was a modest headwind during the first half of the year. Looking forward, further spread tightening is likely to be somewhat limited by historically tight valuations in the credit market. Despite this limitation, we believe that the Fund’s emphasis on corporate bonds should help provide a modest yield advantage versus the benchmark, which should be beneficial for performance going forward.
While the economy will still likely benefit from the triple tailwinds of vaccinations, reopening, and stimulus, the magnitude to which these factors influence economic growth are all likely to wane over the remainder of the year. Similarly, the pace at which demand has recovered has put upward pressure on consumer prices. Temporary supply chain disruptions have also been important drivers of inflation but are likely to ease throughout the remainder of the year. The Fed has continued to reiterate its patient stance with regard to adjusting monetary policy – reinforcing the idea that robust economic growth and faster inflation may both prove temporary. Instead, they have emphasized full healing in labor markets as an important condition for policy tightening. Despite the Fed’s reluctance to raise interest rates in the near term, they have indicated it may be appropriate to taper asset purchases sometime later this year. As a result, mortgage-backed security (“MBS”) spreads have widened, which has been beneficial for the Fund’s performance as it remains underweight MBS. The Fund’s duration continues to be positioned modestly long relative to its benchmark. Additionally, the Fund’s emphasis on corporate bonds should be beneficial if corporate bond spreads remain relatively tight. We continue to emphasize high-quality bonds in counter-cyclical industries to limit the Fund’s exposure to spread volatility should the market correct. Finally, the combination of historically low interest rates and tight credit spreads are likely to lead to subdued fixed income returns going forward.
Performance Information
Class I Shares
Average Annual Total Returns	as of June 30, 2021
	Johnson Institutional Core Bond Fund – Class I Shares(a)	Bloomberg Barclays Capital Aggregate Index
Six Months	-1.80%	-1.60%
One Year	-0.74%	-0.33%
Five Years	3.60%	3.03%
Ten Years	4.02%	3.39%

Johnson Institutional Core Bond Fund	Performance Review – June 30, 2021 Unaudited

Performance Information
Class F Shares
Average Annual Total Returns	as of June 30, 2021
	Johnson Institutional Core Bond Fund – Class F Shares	Bloomberg Barclays Capital Aggregate Index
Six Months	-1.82%	-1.60%
One Year	-0.87%	-0.33%
Since Inception*	5.13%	4.79%

*
Inception date was May 1, 2018

Portfolio Information

A high level of income over the long term consistent with capital preservation is the objective of the Johnson Institutional Core Bond Fund and the primary assets are investment-grade government and corporate bonds. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. Six month returns are not annualized. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Bloomberg Barclays Capital Aggregate Index is the established benchmark. A shareholder cannot invest directly in the Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

Johnson Enhanced Return Fund	Performance Review – June 30, 2021 Unaudited

The total return for the Johnson Enhanced Return Fund in the first half of 2021 was 14.39% compared to 15.25% for the S&P 500 Index. The Fund’s underperformance was driven by rising short and intermediate bond yields which detracted from total returns in the bond portion of the portfolio.
So far in 2021, equities have marched consistently higher with the S&P 500 posting five straight monthly gains to close out the first half and hitting another all-time high along the way. Sector performance was broadly positive, with all sectors posting positive returns. Performance was uneven however, with Energy posting a return of over 45%, while Consumer Staples and Utilities generated returns of 5% or less. The Federal Reserve (the “Fed”) reiterated its plan to remain patient in its approach to tightening monetary policy, holding interest rates at zero but indicating it may be appropriate to taper asset purchases sometime later this year. The pace of potential changes in interest rates continues to be instrumental in our strategic positioning of the underlying bond portfolio.
Short duration bond yields began the year at low levels but increased during the first half of the year as the economic recovery gained momentum. Short-term interest rates remained largely unchanged, while intermediate-term interest rates rose as the market began to anticipate that the Fed’s first rate hike would occur in 2022 or 2023. As a result, the Fund’s allocation to three-to-five-year bond maturities detracted from performance. The Fund’s allocation to corporate bonds was additive, however, as investment-grade credit spreads tightened consistently throughout the first half of the year. Over half of the Fund’s bond allocation is to investment-grade rated corporate securities, which is a key reason why its yield is traditionally higher than the cost of carry in the futures contracts. Over time, this yield advantage is critical to the Fund’s ability to outperform its benchmark.
While the economy will still likely benefit from the triple tailwinds of vaccinations, reopening, and government stimulus payments, the magnitude to which these factors influence economic growth are all likely to wane over the remainder of the year. Similarly, the pace at which demand has recovered has put upward pressure on consumer prices. Temporary supply chain disruptions have also been important drivers of inflation but are likely to ease throughout the remainder of the year. The Fed has continued to reiterate its patient stance with regard to adjusting monetary policy, reinforcing the idea that robust economic growth and faster inflation may both prove temporary. Instead, they have emphasized full healing in labor markets as an important condition for policy tightening. The Fund’s duration continues to be positioned modestly long relative to its positioning in prior years. Additionally, the Fund’s emphasis on corporate bonds should be beneficial if corporate bond spreads remain relatively tight. We continue to emphasize high-quality bonds in counter-cyclical industries to limit the Fund’s exposure to spread volatility should the market correct. We continue to emphasize the financial sector due to its attractive value and high-quality characteristics.
Average Annual Total Returns	as of June 30, 2021
	Enhanced Return Fund	S&P 500 Index
Six Month	14.39%	15.25%
One Year	39.90%	40.79%
Five Years	17.45%	17.65%
Ten Years	15.13%	14.84%

Outperforming the Fund’s benchmark, the S&P 500 Index, over a full market cycle is the objective of the Johnson Enhanced Return Fund and the primary assets are stock index futures contracts and short-term investment-grade fixed income securities. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. Six month returns are not annualized. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. A shareholder cannot invest directly in the S&P 500 Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

Johnson Institutional Short Duration Bond Fund	Portfolio of Investments as of June 30, 2021 – Unaudited

Fixed Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Corporate Bonds:
ACE INA Holdings	3.350%	05/15/2024	5,697,000	$6,148,175
American Express Credit	2.500%	07/30/2024	4,340,000	4,574,589
AON PLC	3.500%	06/14/2024	2,385,000	2,561,145
AON PLC	3.875%	12/15/2025	2,700,000	2,999,143
Bank of America Corp.	3.300%	01/11/2023	2,080,000	2,170,600
Bank of America Corp.	3.875%	08/01/2025	3,555,000	3,951,248
Essex Portfolio LP	3.375%	04/15/2026	1,545,000	1,675,414
BB&T Corp.	3.750%	12/06/2023	3,075,000	3,307,566
Fifth Third Bancorp	4.300%	01/16/2024	3,440,000	3,728,118
Fifth Third Bancorp	2.375%	01/28/2025	1,770,000	1,856,108
Goldman Sachs	5.750%	01/24/2022	3,395,000	3,500,145
Goldman Sachs	5.250%	07/27/2021	1,352,000	1,356,704
Huntington Bancshares	2.300%	01/14/2022	1,598,000	1,613,025
Huntington Bancshares	2.625%	08/06/2024	2,960,000	3,126,235
JP Morgan Chase & Co.	3.375%	05/01/2023	3,212,000	3,381,098
JP Morgan Chase & Co.	3.875%	09/10/2024	1,545,000	1,684,501
Key Bank Corp.	2.500%	11/22/2021	3,750,000	3,783,262
Marsh & McLennan Co. Inc.	3.500%	06/03/2024	3,830,000	4,115,997
Morgan Stanley	3.700%	10/23/2024	2,460,000	2,684,084
Morgan Stanley	5.500%	07/28/2021	2,900,000	2,911,136
National Retail Properties	4.000%	11/15/2025	910,000	1,005,690
Suntrust Banks Inc.	4.000%	05/01/2025	592,000	658,437
MUFG Americas Holding	3.000%	02/10/2025	6,048,000	6,438,697
US Bancorp	3.600%	09/11/2024	5,535,000	6,032,708
Wells Fargo & Co.	3.450%	02/13/2023	4,775,000	5,005,537
Wells Fargo & Co.	3.550%	09/29/2025	600,000	659,713
25.6% – Total Financial				$80,929,075
BP Capital Markets	3.245%	05/06/2022	1,000,000	1,023,965
Dover Corp.	3.150%	11/15/2025	4,548,000	4,891,387
Eaton Corp.	2.750%	11/02/2022	3,230,000	3,334,313
Burlington Northern Santa Fe	3.400%	09/01/2024	2,201,000	2,379,037
Burlington Northern Santa Fe	3.050%	09/01/2022	1,207,000	1,236,723
CVS Health Corp.	3.875%	07/20/2025	3,910,000	4,318,559
Johnson Controls International PLC	3.625%	07/02/2024	1,900,000	2,040,605
Johnson Controls International PLC	3.750%	12/01/2021	1,476,000	1,483,607
Kroger Co.	4.000%	02/01/2024	3,200,000	3,444,656
McDonalds Corp.	2.625%	01/15/2022	1,000,000	1,012,830
Nike Corp.	2.400%	03/27/2025	5,745,000	6,079,827
Oracle Corp.	1.900%	09/15/2021	5,341,000	5,352,253
Norfolk Southern Corp.	2.903%	02/15/2023	2,000,000	2,071,561
Norfolk Southern Corp.	3.250%	12/01/2021	2,870,000	2,884,120
Progressive Corp.	3.750%	08/23/2021	6,361,000	6,392,445
Shell International	1.750%	09/12/2021	1,600,000	1,604,774
Shell International	3.250%	05/11/2025	1,000,000	1,085,401
Union Pacific Corp.	3.150%	03/01/2024	2,700,000	2,881,440
Verizon Communication Inc.	3.376%	02/15/2025	5,200,000	5,652,295
Walt Disney Co.	1.750%	08/30/2024	4,530,000	4,684,290
20.2% – Total Industrial				$63,854,088
The accompanying notes are an integral part of these financial statements.

Johnson Institutional Short Duration Bond Fund	Portfolio of Investments as of June 30, 2021 – Unaudited

Fixed Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Berkshire Hathaway Energy Co.	3.750%	11/15/2023	1,000,000	$1,069,457
Duke Energy Corp.	3.050%	08/15/2022	1,200,000	1,227,099
Duke Energy Corp.	3.750%	04/15/2024	4,009,000	4,317,212
Enterprise Products	3.350%	03/15/2023	3,300,000	3,434,038
Enterprise Products	3.750%	02/15/2025	700,000	763,773
Eversource Energy	2.750%	03/15/2022	3,030,000	3,074,176
Georgia Power Co.	2.100%	07/30/2023	1,200,000	1,239,360
Georgia Power Co.	2.200%	09/15/2024	2,043,000	2,126,173
Georgia Power Co.	2.850%	05/15/2022	1,600,000	1,636,584
Interstate Power & Light Co.	3.140%	08/15/2025	4,222,000	4,568,014
Interstate Power & Light Co.	3.250%	12/01/2024	264,000	283,909
Virginia Electric & Power Co.	2.750%	03/15/2023	2,494,000	2,580,131
Virginia Electric & Power Co.	2.950%	01/15/2022	3,000,000	3,023,118
Wisconsin Power	2.250%	11/15/2022	1,000,000	1,020,556
Xcel Energy Inc.	3.300%	06/01/2025	4,720,000	5,088,973
11.2% – Total Utilities				$35,452,573
57.0% Total Corporate Bonds				$180,235,736
Certificates of Deposit
Goldmans Sachs	3.400%	10/17/2023	250,000	268,066
0.1% – Total For Certificates of Deposit				268,066
United States Government Treasury Obligations
Treasury Note	0.125%	07/15/2023	3,500,000	3,490,703
Treasury Note	0.250%	06/30/2025	2,500,000	2,456,445
Treasury Note (Tbill 13 week auction high + 0.049)%*	0.099%	01/31/2023	700,000	700,246
Treasury Note	1.500%	01/15/2023	3,300,000	3,366,773
Treasury Note	2.250%	04/30/2024	4,500,000	4,730,977
Treasury Note	0.250%	10/31/2025	1,000,000	978,086
Treasury Note	0.375%	01/31/2026	1,000,000	980,352
Treasury Note	1.625%	08/31/2022	5,000,000	5,087,500
Treasury Note	2.125%	05/15/2022	8,000,000	8,141,875
9.5% – Total United States Government Treasury Obligations				$29,932,957
United States Government Agency Obligations
FHLB	2.625%	12/10/2021	4,200,000	4,247,381
FHLMC	0.450%	07/22/2024	4,000,000	3,994,934
FHLMC	2.500%	12/01/2027	1,023,201	1,073,179
FHLMC	2.500%	01/01/2032	4,727,823	4,966,070
FNMA	0.500%	06/17/2025	4,195,000	4,170,302
FNMA	0.375%	08/25/2025	11,130,000	10,969,456
FHLMC	2.375%	01/13/2022	4,000,000	4,049,185
10.6% – Total United States Government Agency Obligations				$33,470,507
United States Government Agency Obligations – Mortgage-Backed Securities
FHLMC 10/1 Hybrid ARM (12 month LIBOR + 1.860)%*	3.273%	04/01/2042	70,848	73,639
FHLMC Pool G15973	3.000%	07/01/2031	1,455,858	1,535,978
FHLMC Pool G16330	3.500%	08/01/2032	1,507,452	1,628,603
FHLMC Pool G18642	3.500%	04/01/2032	1,808,027	1,948,888
FHLMC Pool ZS9286	4.500%	04/01/2035	1,299,173	1,417,728
The accompanying notes are an integral part of these financial statements.

Johnson Institutional Short Duration Bond Fund	Portfolio of Investments as of June 30, 2021 – Unaudited

Fixed Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
FHLMC Pool ZT1964	3.500%	06/01/2032	1,437,710	$1,551,877
FHLMC Series 2989 Class TG	5.000%	06/15/2025	178,802	189,110
FHLMC Series 4009 Class PA	2.000%	06/15/2041	137,568	141,469
FHLMC Series 4017 Class MA	3.000%	03/15/2041	21,743	21,822
FHLMC Series 4125 Class KP	2.500%	05/15/2041	988,846	1,023,686
FHLMC Series 4198 Class BE	2.000%	10/15/2040	532,215	537,897
FHLMC Series 4440 Class VC	2.500%	08/15/2026	1,698,698	1,709,076
FHLMC Series 4980 Class DB	1.250%	10/25/2034	4,207,135	4,228,332
FNMA 7/1 Hybrid ARM (12 month LIBOR + 1.599)%*	2.743%	02/01/2046	251,269	263,224
FNMA 7/1 Hybrid ARM (12 month LIBOR + 1.600)%*	2.820%	12/01/2044	200,877	209,285
FNMA Pool 469488	3.360%	11/01/2021	1,612,638	1,612,285
FNMA Pool AI7077	4.000%	07/01/2035	757,406	831,437
FNMA Pool AL6465	2.920%	11/01/2023	234,166	237,837
FNMA Pool AL9230	3.500%	12/01/2029	819,588	881,786
FNMA Pool AM0066	2.630%	08/01/2022	1,555,420	1,578,066
FNMA Pool AN3444	2.230%	11/01/2023	2,931,026	3,026,892
FNMA Pool FM1897	3.000%	09/01/2032	1,620,162	1,705,952
FNMA Pool FM2287	4.500%	03/01/2034	1,726,132	1,862,201
FNMA Pool FM2989	3.000%	09/01/2034	1,404,747	1,489,524
FNMA Pool MA0384	5.000%	04/01/2030	323,614	358,460
FNMA Series 2003-79 Class NJ	5.000%	08/25/2023	74,105	76,585
FNMA Series 2013-6 Class BC	1.500%	12/25/2042	334,328	340,913
FNMA Series 2013-3 Class DK	1.750%	02/25/2033	789,728	816,189
FNMA Series 2013-1 Class LA	1.250%	02/25/2028	1,454,253	1,465,747
FNMA Series 2017-30 Class G	3.000%	07/25/2040	392,040	396,596
FNMA Series 2020-44 Class TE	2.000%	12/25/2035	2,971,642	3,091,095
FNMA Series 2020-95 Class GA	1.000%	01/25/2051	9,207,082	9,013,327
GNMA Pool 726475	4.000%	11/15/2024	53,494	56,776
14.3% – Total United States Government Agency Obligations- Mortgage-Backed Securities				$45,322,282
Taxable Municipal Bonds
Allegeny County Pennsylvania	0.843%	11/01/2024	600,000	603,986
Allegeny County Pennsylvania	0.973%	11/01/2025	1,835,000	1,844,426
Franklin County Ohio Convention Facitilites	1.255%	12/01/2025	500,000	505,736
Kansas Development Finance Authority Revenue	3.227%	04/15/2022	1,600,000	1,635,979
Kansas Development Finance Authority Revenue	3.491%	04/15/2023	1,400,000	1,472,285
Kent State University	1.960%	05/01/2024	1,000,000	1,034,094
Kentucky State Property and Lodging Commission	2.080%	11/01/2023	700,000	721,475
Ohio Special Obligation Capital Facilities Lease	1.700%	04/01/2023	500,000	512,524
Pennsylvania State University	1.545%	09/01/2024	1,145,000	1,172,510
Pennsylvania State University	1.645%	09/01/2025	2,000,000	2,051,033
Port of Greater Cincinnati	2.100%	04/01/2023	500,000	500,103
University of Cincinnati General Receipts	1.878%	06/01/2023	1,100,000	1,132,087
University of Kentucky General Receipts Build America Bond	4.850%	11/01/2021	1,500,000	1,521,375
4.6% – Total For Taxable Municipal Bonds				$14,707,613

The accompanying notes are an integral part of these financial statements.

Johnson Institutional Short Duration Bond Fund	Portfolio of Investments as of June 30, 2021 – Unaudited

Fixed Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Total Fixed Income Securities 96.1%				$303,937,161
(Identified Cost $302,184,454)
Cash Equivalents			Shares
First American Government Obligation Fund, Class Z**			11,666,748	11,666,748
Total Cash Equivalents 3.7%				$11,666,748
(Identified Cost $11,666,748)
Total Portfolio Value 99.8%				$315,603,909
(Identified Cost $313,851,202)
Other Assets in Excess of Liabilities 0.2%				$809,440
Total Net Assets 100.0%				$316,413,349

*
Variable Rate Security; the rate shown is as of June 30, 2021.

**
Variable Rate Security; as of June 30, 2021, the 7 day annualized yield was 0.02%.

ARM – Adjustable Rate Mortgage
FHLB – Federal Home Loan Bank
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
The accompanying notes are an integral part of these financial statements.

Johnson Institutional Intermediate Bond Fund	Portfolio of Investments as of June 30, 2021 – Unaudited

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
Corporate Bonds:
American Express Co.	4.200%	11/06/2025	3,550,000	$4,024,394
AON Corp.	3.750%	05/02/2029	3,500,000	3,941,978
Bank of America	3.248%	10/21/2027	4,400,000	4,770,787
BB&T Corp.	3.750%	12/06/2023	2,000,000	2,151,262
BB&T Corp.	3.950%	03/22/2022	1,000,000	1,023,377
Fifth Third Bancorp	2.375%	01/28/2025	3,114,000	3,265,492
Huntington Bancshares	2.625%	08/06/2024	3,000,000	3,168,481
JP Morgan Chase & Co.	3.875%	09/10/2024	3,065,000	3,341,746
Keycorp	2.550%	10/01/2029	1,655,000	1,733,552
Keycorp	4.100%	04/30/2028	1,000,000	1,155,064
Marsh & McLennan Co. Inc.	3.500%	06/03/2024	1,500,000	1,612,009
Marsh & McLennan Co. Inc.	4.375%	03/15/2029	1,750,000	2,053,069
Morgan Stanley	3.700%	10/23/2024	4,135,000	4,511,662
MUFG Americas Holdings Corp.	3.000%	02/10/2025	4,300,000	4,577,777
PNC Bank	3.500%	01/23/2024	2,000,000	2,147,010
Suntrust Bank Inc.	4.000%	05/01/2025	2,000,000	2,224,450
US Bancorp	3.000%	07/30/2029	2,125,000	2,303,591
US Bancorp	3.100%	04/27/2026	2,000,000	2,175,002
Wells Fargo & Co.	4.000%	06/03/2026	1,220,000	1,370,741
Wells Fargo & Co.	4.300%	07/22/2027	2,600,000	2,966,061
23.1% – Total Financial				$54,517,505
CVS Health Corp.	4.300%	03/25/2028	3,200,000	3,679,352
Dover Corp	3.150%	11/15/2025	2,650,000	2,850,083
Eaton Corp.	2.750%	11/02/2022	1,900,000	1,961,361
Eaton Corp.	3.103%	09/15/2027	800,000	869,204
Home Depot Inc.	2.500%	04/15/2027	3,000,000	3,198,706
Johnson Controls International PLC	3.750%	12/01/2021	990,000	995,102
Johnson Controls International PLC	3.900%	02/14/2026	2,282,000	2,525,403
JP Morgan Chase & Co.	3.300%	04/01/2026	970,000	1,061,404
Kroger Co.	3.500%	02/01/2026	2,100,000	2,306,374
McDonalds Corp.	3.600%	07/01/2030	3,025,000	3,405,023
Starbucks Corp.	2.250%	03/12/2030	3,600,000	3,645,894
Union Pacific Corp.	3.500%	06/08/2023	2,150,000	2,275,600
Verizon Communication Inc.	4.016%	12/03/2029	3,235,000	3,708,519
Walt Disney Corp.	3.800%	03/22/2030	4,245,000	4,852,739
15.8% – Total Industrial				$37,334,764
Berkshire Hathaway Energy Co.	3.750%	11/15/2023	2,175,000	2,326,069
Berkshire Hathaway Energy Co.	3.250%	04/15/2028	2,100,000	2,309,773
Duke Energy Corp.	2.450%	06/01/2030	2,750,000	2,779,522
Duke Energy Corp.	2.650%	09/01/2026	1,000,000	1,055,724
Enterprise Products	3.750%	02/15/2025	1,860,000	2,029,453
Enterprise Products	4.150%	10/16/2028	1,300,000	1,495,286
Enterprise Products	4.250%	04/01/2029	1,000,000	1,163,895
Eversource Energy	3.300%	01/15/2028	2,700,000	2,959,527
The accompanying notes are an integral part of these financial statements.

Johnson Institutional Intermediate Bond Fund	Portfolio of Investments as of June 30, 2021 – Unaudited

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
Georgia Power Co.	2.200%	09/15/2024	325,000	$338,231
Georgia Power Co.	2.650%	09/15/2029	2,000,000	2,099,199
Georgia Power Co.	2.850%	05/15/2022	1,111,000	1,136,403
Interstate Power & Light	3.400%	08/15/2025	1,035,000	1,119,824
Interstate Power & Light	4.100%	09/26/2028	2,225,000	2,551,961
National Rural Utilites Corp.	3.400%	11/15/2023	3,000,000	3,185,391
Virginia Electric & Power Co.	2.750%	03/15/2023	935,000	967,290
Virginia Electric & Power Co.	2.950%	01/15/2022	500,000	503,853
Virginia Electric & Power Co.	3.100%	05/15/2025	394,000	421,814
Virginia Electric & Power Co.	3.450%	02/15/2024	565,000	601,591
Xcel Energy Inc.	3.300%	06/01/2025	3,500,000	3,773,603
13.9% – Total Utilities				$32,818,409
52.8% Total Corporate Bonds				$124,670,678
Certificates of Deposit
Goldmans Sachs	3.400%	10/17/2023	250,000	268,066
0.1% – Total For Certificates of Deposit				268,066
United States Government Treasury Obligations
Treasury Note	0.125%	04/30/2022	9,400,000	9,402,203
Treasury Note	1.500%	11/30/2024	1,950,000	2,012,309
Treasury Note	1.500%	02/15/2030	4,750,000	4,800,469
Treasury Note	1.625%	05/15/2026	9,000,000	9,332,227
Treasury Note	2.000%	11/15/2026	10,500,000	11,085,703
Treasury Note	2.125%	11/30/2023	9,500,000	9,910,059
Treasury Note	2.625%	02/15/2029	8,000,000	8,778,750
Treasury Note	2.750%	02/15/2028	9,000,000	9,922,500
Treasury Note	3.125%	11/15/2028	9,000,000	10,188,281
32.0% – Total United States Government Treasury Obligations				$75,432,501
United States Government Agency Obligations
FHLB	2.875%	09/13/2024	5,000,000	5,372,002
FHLB	3.250%	11/16/2028	1,800,000	2,046,202
3.1% – Total United States Government Agency Obligations				$7,418,204
United States Government Agency Obligations – Mortgage Backed Securities
FHLMC 10/1 Hybrid ARM (12 month LIBOR + 1.860)%*	3.273%	04/01/2042	75,908	78,899
FHLMC Pool G08068	5.500%	07/01/2035	116,924	135,641
FHLMC Pool G18642	3.500%	04/01/2032	963,596	1,038,668
FHLMC Pool J12635	4.000%	07/01/2025	149,118	158,607
FHLMC Pool SB0297	3.000%	03/01/2035	3,164,710	3,358,833
FHLMC Series 2985 Class GE	5.500%	06/15/2025	44,623	47,693
FHLMC Series 3946 Class LN	3.500%	04/15/2041	357,819	379,650
FHLMC Series 4017 Class MA	3.000%	03/15/2041	8,875	8,907
FHLMC Series 4151 Class PA	2.000%	01/15/2033	1,561,867	1,623,804
FHLMC Series 4646 Class D	3.500%	01/15/2042	117,097	117,225
The accompanying notes are an integral part of these financial statements.

Johnson Institutional Intermediate Bond Fund	Portfolio of Investments as of June 30, 2021 – Unaudited

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
FNMA 10/1 Hybrid ARM (12 month LIBOR + 1.780)%*	3.314%	12/01/2041	97,391	$102,988
FNMA 7/1 Hybrid ARM (12 month LIBOR + 1.600)%*	2.820%	12/01/2044	206,327	214,963
FNMA Pool AA4392	4.000%	04/01/2039	134,958	148,372
FNMA Pool FM5050	2.500%	02/01/2035	4,151,767	4,353,190
FNMA Pool AN8842	3.320%	04/01/2028	2,500,000	2,761,343
FNMA Pool MA0384	5.000%	04/01/2030	129,446	143,384
FNMA Pool MA1237	3.000%	11/01/2032	1,286,692	1,356,134
FNMA Series 2011-52 Class PC	3.000%	03/25/2041	618,308	650,583
FNMA Series 2012-12 Class KD	2.000%	11/25/2042	818,273	836,246
FNMA Series 2015-37 Class BA	3.000%	08/25/2044	1,063,637	1,128,525
FNMA Series 2016-39 Class LA	2.500%	03/25/2045	734,112	767,122
FNMA Series 2016-99 Class TA	3.500%	03/25/2036	438,520	469,531
8.4% – Total United States Government Agency Obligations – Mortgage Backed Securities				$19,880,308
Taxable Municipal Bonds
Kansas Development Finance Authority Revenue	4.091%	04/15/2027	3,000,000	3,431,794
Kentucky Asset Liability Commission Revenue	5.339%	04/01/2022	55,000	56,852
Pennsylvania State University	1.893%	09/01/2026	2,000,000	2,064,264
2.4% – Total Taxable Municipal Bonds				$5,552,910
Total Fixed Income Securities 98.8%				$233,222,667
(Identified Cost $227,849,555)
Preferred Stocks			Shares
Allstate Corp.	5.100%	01/15/2053	59,890	1,592,475
Total Preferred Stocks 0.7%				$1,592,475
(Identified Cost $1,446,031)
Cash Equivalents
First American Government Obligation Fund, Class Z**			324,237	324,237
Total Cash Equivalents 0.1%				$324,237
(Identified Cost $324,237)
Total Portfolio Value 99.6%				$235,139,379
(Identified Cost $229,619,823)
Other Assets in Excess of Liabilities 0.4%				$958,774
Total Net Assets 100.0%				$236,098,153

*
Variable Rate Security; the rate shown is as of June 30, 2021.

**
Variable Rate Security; as of June 30, 2021, the 7 day annualized yield was 0.02%.

ARM – Adjustable Rate Mortgage
FHLB – Federal Home Loan Bank
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
The accompanying notes are an integral part of these financial statements.

Johnson Institutional Core Bond Fund	Portfolio of Investments as of June 30, 2021 – Unaudited

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
Corporate Bonds:
American Express Co.	3.000%	10/30/2024	9,135,000	$9,799,081
AON Corp.	3.500%	06/14/2024	1,650,000	1,771,861
AON Corp.	3.750%	05/02/2029	4,390,000	4,944,367
AON Corp.	3.875%	12/15/2025	1,850,000	2,054,968
AON Corp.	4.000%	11/27/2023	1,000,000	1,071,600
Bank of America Corp.	3.248%	10/21/2027	12,340,000	13,379,887
BB&T Corp.	3.750%	12/06/2023	2,300,000	2,473,951
BB&T Corp.	3.875%	03/19/2029	5,160,000	5,883,296
Chubb INA Holdings Inc.	3.150%	03/15/2025	1,400,000	1,513,816
Chubb INA Holdings Inc.	3.350%	05/03/2026	2,000,000	2,198,467
Fifth Third Bancorp	2.375%	01/28/2025	4,913,000	5,152,011
Essex Portfolio LP	3.000%	01/15/2030	250,000	263,250
Fifth Third Bancorp	4.300%	01/16/2024	4,500,000	4,876,899
Georgia Power	2.650%	09/15/2029	9,000,000	9,446,396
Huntington Bancshares	2.550%	02/04/2030	5,000,000	5,208,923
Huntington Bancshares	2.625%	08/06/2024	5,230,000	5,523,719
JP Morgan Chase & Co.	3.300%	04/01/2026	4,280,000	4,683,307
JP Morgan Chase & Co.	3.875%	09/10/2024	6,670,000	7,272,249
JP Morgan Chase & Co.	4.493%	03/24/2031	2,000,000	2,370,915
Keycorp	2.550%	10/01/2029	3,325,000	3,482,816
Keycorp	4.100%	04/30/2028	3,740,000	4,319,939
MUFG Americas Holding	3.000%	02/10/2025	1,720,000	1,831,111
Marsh & McLennan Co. Inc.	4.375%	03/15/2029	7,500,000	8,798,867
Morgan Stanley	3.700%	10/23/2024	6,500,000	7,092,093
Morgan Stanley	4.000%	07/23/2025	4,200,000	4,678,097
MUFG Americas Holdings Corp.	3.500%	06/18/2022	2,650,000	2,732,001
PNC Bank	3.450%	04/23/2029	1,500,000	1,677,072
PNC Bank	3.500%	01/23/2024	3,570,000	3,832,412
Suntrust Bank Inc.	4.000%	05/01/2025	3,300,000	3,670,343
Truist Bank	2.250%	03/11/2030	3,000,000	3,044,927
US Bancorp	3.100%	04/27/2026	4,500,000	4,893,755
US Bancorp	3.000%	07/30/2029	6,815,000	7,387,753
Wells Fargo & Co.	4.100%	06/03/2026	7,530,000	8,460,391
Wells Fargo & Co.	4.300%	07/22/2027	4,599,000	5,246,506
24.7% – Total Financial				$161,037,046
CVS Health Corp.	4.300%	03/25/2028	9,000,000	10,348,177
Coca-Cola Corp.	3.450%	03/25/2030	6,230,000	7,022,653
Dover Corp.	2.950%	11/04/2029	4,500,000	4,837,219
Dover Corp.	3.150%	11/15/2025	1,500,000	1,613,254
Eaton Corp.	2.750%	11/02/2022	1,945,000	2,007,814
Eaton Corp.	3.103%	09/15/2027	3,721,000	4,042,885
Emerson Electric Inc.	1.950%	10/15/2030	7,160,000	7,249,151
Home Depot Inc.	2.950%	06/15/2029	4,500,000	4,920,047
Home Depot Inc.	2.500%	04/15/2027	1,515,000	1,615,347
Johnson Controls International PLC	3.625%	07/02/2024	1,225,000	1,315,653
Johnson Controls International PLC	3.750%	12/01/2021	1,000,000	1,005,154
Johnson Controls International PLC	3.900%	02/14/2026	1,000,000	1,106,662
Kroger Co.	3.500%	02/01/2026	3,300,000	3,624,303
Kroger Co.	4.000%	02/01/2024	150,000	161,468
The accompanying notes are an integral part of these financial statements.

Johnson Institutional Core Bond Fund	Portfolio of Investments as of June 30, 2021 – Unaudited

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
McDonald’s Corp.	3.600%	07/01/2030	4,955,000	$5,577,484
McDonald’s Corp.	2.125%	03/01/2030	3,545,000	3,587,563
Nike Inc.	3.250%	03/27/2040	3,850,000	4,230,780
Starbucks Corp.	2.250%	03/12/2030	10,500,000	10,633,857
Starbucks Corp.	3.550%	08/15/2029	2,000,000	2,236,918
Union Pacific Corp.	3.500%	06/08/2023	3,800,000	4,021,990
Union Pacific Corp.	3.950%	09/10/2028	2,801,000	3,214,495
Verizon Communication Inc.	4.016%	12/03/2029	9,821,000	11,258,535
Verizon Communication Inc.	4.329%	09/21/2028	1,675,000	1,947,165
Walt Disney Corp.	3.800%	03/22/2030	10,455,000	11,951,798
16.8% – Total Industrial				$109,530,372.0
Berkshire Hathaway Energy Co.	3.250%	04/15/2028	1,936,000	2,129,391
Berkshire Hathaway Energy Co.	3.750%	11/15/2023	6,166,000	6,594,272
Duke Energy Corp.	2.450%	06/01/2030	4,000,000	4,042,941
Duke Energy Corp.	2.650%	09/01/2026	6,350,000	6,703,846
Enterprise Products	4.150%	10/16/2028	8,500,000	9,776,870
Eversource Energy	3.300%	01/15/2028	2,500,000	2,740,303
Eversource Energy	4.250%	04/01/2029	6,924,000	8,058,812
Interstate Power & Light	2.300%	06/01/2030	1,490,000	1,511,257
Interstate Power & Light	3.400%	08/15/2025	1,525,000	1,649,982
Interstate Power & Light	4.100%	09/26/2028	7,605,000	8,722,544
National Rural Utilities Corp.	2.950%	02/07/2024	1,000,000	1,055,920
National Rural Utilities Corp.	3.050%	02/15/2022	100,000	101,043
National Rural Utilities Corp.	3.700%	03/15/2029	3,900,000	4,354,366
Virginia Electric & Power Co.	2.950%	11/15/2026	3,000,000	3,246,799
Virginia Electric & Power Co.	3.100%	05/15/2025	2,732,000	2,924,863
Virginia Electric & Power Co.	3.500%	03/15/2027	2,932,000	3,256,546
Xcel Energy Inc.	3.400%	06/01/2030	4,500,000	4,937,524
Xcel Energy Inc.	4.000%	06/15/2028	7,500,000	8,542,831
12.3% – Total Utilities				$80,350,110
53.8% Total Corporate Bonds				$350,917,528
Certificates of Deposit
Goldmans Sachs	3.400%	10/17/2023	250,000	268,066
0.0% – Total For Certificates of Deposit				268,066
United States Government Treasury Obligations
Treasury Bond	2.000%	02/15/2050	15,200,000	14,941,719
Treasury Bond	2.250%	08/15/2046	16,000,000	16,554,375
Treasury Bond	2.750%	08/15/2047	24,800,000	28,219,687
Treasury Note	2.000%	02/15/2025	10,000,000	10,501,953
Treasury Note	2.000%	11/15/2026	9,000,000	9,502,031
Treasury Note	1.500%	11/30/2024	30,000,000	30,958,594
Treasury Note	2.500%	05/15/2046	11,800,000	12,791,477
Treasury Note	2.125%	11/30/2023	18,000,000	18,776,953
Treasury Note	2.750%	02/15/2028	25,000,000	27,562,500
26.1% – Total United States Government Treasury Obligations				$169,809,289
United States Government Agency Obligations
FHLB	3.250%	11/16/2028	4,250,000	4,831,309
0.7% – Total United States Government Agency Obligations				4,831,309
The accompanying notes are an integral part of these financial statements.

Johnson Institutional Core Bond Fund	Portfolio of Investments as of June 30, 2021 – Unaudited

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
United States Government Agency Obligations – Mortgage Backed Securities
FHLMC 10/1 Hybrid ARM (12 month LIBOR + 1.860)%*	3.273%	04/01/2042	75,908	$78,899
FHLMC Pool G01880	5.000%	08/01/2035	49,271	56,537
FHLMC Pool G06616	4.500%	12/01/2035	101,875	112,149
FHLMC Pool G08068	5.500%	07/01/2035	264,350	306,667
FHLMC Pool G09921	4.000%	07/01/2024	74,793	79,444
FHLMC Pool G15897	2.500%	09/01/2031	8,211,415	8,647,287
FHLMC Pool G18642	3.500%	04/01/2032	1,445,394	1,558,003
FHLMC Pool G18667	3.500%	11/01/2032	1,099,627	1,188,366
FHLMC Pool G31087	4.000%	07/01/2038	1,239,767	1,334,081
FHLMC Pool V61479	2.500%	01/01/2032	4,232,146	4,445,415
FHLMC Pool ZK6713	3.000%	06/01/2029	5,021,999	5,328,104
FHLMC Pool ZT1964	3.500%	06/01/2032	5,814,666	6,276,403
FHLMC Series 2985 Class GE	5.500%	06/15/2025	39,045	41,731
FHLMC Series 3946 Class LN	3.500%	04/15/2041	357,819	379,650
FHLMC Series 4017 Class MA	3.000%	03/15/2041	17,750	17,814
FHLMC Series 4087 Class PT	3.000%	07/15/2042	564,305	603,004
FHLMC Series 4151 Class PA	2.000%	01/15/2033	2,734,367	2,842,801
FHLMC Series 4161 Class QA	3.000%	02/15/2043	143,165	153,215
FHLMC Series 4582 Class PA	3.000%	11/15/2045	818,271	858,096
FHLMC Series 4689 Class DA	3.000%	07/15/2044	806,031	828,363
FHLMC Series 4709 Class EA	3.000%	01/15/2046	1,061,926	1,103,900
FHLMC Series 4808 Class PK	3.500%	10/15/2045	297,989	304,562
FNMA 10/1 Hybrid ARM (12 month LIBOR + 1.780)%*	3.314%	12/01/2041	97,391	102,988
FNMA Pool 1107	3.500%	07/01/2032	487,948	520,419
FNMA Pool 889050	6.000%	05/01/2037	180,243	207,803
FNMA Pool 995112	5.500%	07/01/2036	102,384	118,715
FNMA Pool AA4392	4.000%	04/01/2039	134,958	148,372
FNMA Pool AL6923	3.000%	05/01/2030	3,403,161	3,606,645
FNMA Pool AL7077	4.000%	07/01/2035	3,028,112	3,324,087
FNMA Pool AL9309	3.500%	10/01/2031	505,287	545,865
FNMA Pool AN8842	3.320%	04/01/2028	3,000,000	3,313,612
FNMA Pool AN9848	3.740%	07/01/2028	2,500,000	2,781,752
FNMA Pool BL0189	3.830%	10/01/2028	2,000,000	2,231,993
FNMA Pool BL0359	3.700%	11/01/2028	4,789,299	5,486,052
FNMA Pool FM5050	2.500%	02/01/2035	2,208,740	2,315,897
FNMA Pool BL2935	3.150%	06/01/2029	3,000,000	3,357,682
FNMA Pool FM3388	4.000%	03/01/2034	2,246,714	2,393,256
FNMA Pool FM5394	3.000%	03/01/2034	9,072,547	9,567,151
FNMA Pool MA0384	5.000%	04/01/2030	103,557	114,707
FNMA Pool MA2773	3.000%	10/01/2036	2,012,665	2,123,278
FNMA Pool MA3337	4.000%	04/01/2038	852,858	914,940
FNMA Series 2003-79 Class NJ	5.000%	08/25/2023	45,324	46,841
FNMA Series 2005-64 Class PL	5.500%	07/25/2035	48,760	55,005
FNMA Series 2011-53 Class DT	4.500%	06/25/2041	158,853	177,450
FNMA Series 2012-12 Class KD	2.000%	11/25/2042	1,024,559	1,047,062
FNMA Series 2013-21 Class VA	3.000%	07/25/2028	524,796	528,317
FNMA Series 2013-83 Class MH	4.000%	08/25/2043	207,375	224,351
FNMA Series 2014-20 Class AC	3.000%	08/25/2036	277,921	288,323
The accompanying notes are an integral part of these financial statements.

Johnson Institutional Core Bond Fund	Portfolio of Investments as of June 30, 2021 – Unaudited

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
FNMA Series 2014-28 Class PA	3.500%	02/25/2043	175,742	$186,903
FNMA Series 2015-72 Class GB	2.500%	12/25/2042	761,474	782,548
FNMA Series 2016-39 Class LA	2.500%	03/25/2045	1,859,750	1,943,376
FNMA Series 2016-79 Class L	2.500%	10/25/2044	1,232,917	1,278,808
FNMA Series 2016-99 Class TA	3.500%	03/25/2036	371,056	397,296
FNMA Series 2017-30 Class G	3.000%	07/25/2040	686,070	694,044
FNMA Series 2018-67 Class BA	4.500%	03/25/2046	944,273	999,137
FNMA Series 2019-60 Class DA	2.500%	03/25/2049	2,974,314	3,107,220
FNMA Series 2020-95 Class GA	1.000%	01/25/2051	8,690,358	8,507,477
15.4% – Total United States Government Agency Obligations – Mortgage Backed Securities				$99,983,863
Taxable Municipal Bonds
Cincinnati Children’s Hospital Medical Center	2.853%	11/15/2026	750,000	795,871
Kansas Development Finance Authority Revenue	3.741%	04/15/2025	3,705,000	4,068,525
Kansas Development Finance Authority Revenue	4.091%	04/15/2027	125,000	142,991
Kentucky Asset Liability Commission Revenue	5.339%	04/01/2022	55,000	56,852
Kentucky Property and Buildings Commission Revenue	5.373%	11/01/2025	590,000	659,575
Ohio Higher Education Facilities – Cleveland Clinic Health Systems	3.849%	01/01/2022	945,000	961,538
Ohio University General Receipts	1.766%	12/01/2026	2,000,000	2,057,419
1.4%-Total Taxable Municipal Bonds				$8,742,771
Total Fixed Income Securities 97.4%				$634,552,826
(Identified Cost $624,337,083)
Preferred Stocks			Shares
Allstate Corp.	5.100%	01/15/2053	83,000	2,206,970
Total Preferred Stocks 0.3%				$2,206,970
(Identified Cost $2,034,817)
Cash Equivalents
First American Government Obligation Fund, Class Z**			8,039,372	8,039,372
Total Cash Equivalents 1.2%				$8,039,372
(Identified Cost $8,039,372)
Total Portfolio Value 98.9%				$644,799,168
(Identified Cost $634, 411,272)
Other Assets in Excess of Liabilities 1.1%				$6,963,224
Total Net Assets 100.0%				$651,762,392

*
Variable Rate Security; the rate shown is as of June 30, 2021.

**
Variable Rate Security; as of June 30, 2021, the 7 day annualized yield was 0.02%.

ARM – Adjustable Rate Mortgage
FHLB – Federal Home Loan Bank
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
The accompanying notes are an integral part of these financial statements.

Johnson Enhanced Return Fund	Portfolio of Investments as of June 30, 2021 – Unaudited

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
Corporate Bonds
ACE INA Holdings	3.350%	05/15/2024	4,464,000	$4,817,528
American Express Credit	2.500%	08/01/2022	1,700,000	1,736,482
American Express Credit	2.500%	07/30/2024	2,607,000	2,747,915
AON Corp.	3.500%	06/14/2024	660,000	708,745
AON Corp.	3.875%	12/15/2025	3,274,000	3,636,739
Bank of America	3.875%	08/01/2025	5,134,000	5,706,247
Branch Banking Trust	3.625%	09/16/2025	3,000,000	3,303,244
BB&T Corp.	3.750%	12/06/2023	1,325,000	1,425,211
Essex Portfolio LP	3.500%	04/01/2025	1,720,000	1,862,780
Fifth Third Bancorp	3.500%	03/15/2022	865,000	881,807
Fifth Third Bancorp	4.300%	01/16/2024	3,239,000	3,510,284
Goldman Sachs	5.250%	07/27/2021	2,700,000	2,709,394
Goldman Sachs	5.750%	01/24/2022	1,705,000	1,757,805
Huntington Bancshares	2.300%	01/14/2022	970,000	979,120
Huntington Bancshares	2.625%	08/06/2024	3,350,000	3,538,138
JP Morgan Chase & Co.	3.875%	09/10/2024	3,794,000	4,136,569
Key Bank Corp.	2.500%	11/22/2021	1,723,000	1,738,283
Morgan Stanley	3.700%	10/23/2024	1,200,000	1,309,309
Morgan Stanley	5.500%	07/28/2021	3,695,000	3,709,189
National Retail Properties	4.000%	11/15/2025	900,000	994,638
PNC Bank	2.950%	01/30/2023	750,000	778,464
US Bancorp	2.400%	07/30/2024	4,100,000	4,313,290
US Bancorp	3.600%	09/11/2024	560,000	610,355
MUFG Americas Holding Corp.	3.000%	02/10/2025	5,635,000	5,999,018
Marsh & McLennan Co. Inc.	3.500%	06/03/2024	4,010,000	4,309,438
Wells Fargo & Co.	3.450%	02/13/2023	3,815,000	3,999,188
Wells Fargo & Co.	3.550%	09/29/2025	500,000	549,761
23.6% – Total Finance				$71,768,941
BP Capital Markets	3.245%	05/06/2022	5,750,000	5,887,799
Burlington Northern Santa Fe	3.050%	03/15/2022	1,700,000	1,721,237
Chevron Corp. (3 month LIBOR + 0.530)*	0.659%	03/03/2022	2,100,000	2,106,745
CVS Health Corp.	3.700%	03/09/2023	1,335,000	1,405,800
CVS Health Corp.	3.875%	07/20/2025	2,570,000	2,838,541
Dover Corp.	3.150%	11/15/2025	3,375,000	3,629,822
Eaton Corp.	2.750%	11/02/2022	4,000,000	4,129,180
Johnson Controls International PLC	3.625%	07/02/2024	3,067,000	3,293,966
Kroger Co.	3.400%	04/15/2022	1,000,000	1,016,885
Kroger Co.	4.000%	02/01/2024	2,000,000	2,152,910
McDonald’s Corp.	2.625%	01/15/2022	2,300,000	2,329,510
Norfolk Southern Corp.	3.250%	12/01/2021	1,000,000	1,004,920
Norfolk Southern Corp.	3.650%	08/01/2025	3,300,000	3,619,804
Oracle Corp.	1.900%	09/15/2021	4,793,000	4,803,098
Progressive Corp.	3.750%	08/23/2021	5,355,000	5,381,472
Shell International	1.750%	09/12/2021	4,050,000	4,062,084
Shell International	3.250%	05/11/2025	1,715,000	1,861,463
Union Pacific Corp.	3.150%	03/01/2024	2,800,000	2,988,160
The accompanying notes are an integral part of these financial statements.

Johnson Enhanced Return Fund	Portfolio of Investments as of June 30, 2021 – Unaudited

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
Verizon Communication Inc.	3.376%	02/15/2025	4,030,000	$4,380,528
Walt Disney Corp.	1.750%	08/30/2024	1,125,000	1,163,317
Walt Disney Corp.	1.750%	01/13/2026	3,179,000	3,271,749
20.7% – Total Industrials				$63,048,990
Berkshire Hathaway Energy Company	3.750%	11/15/2023	1,875,000	2,005,232
Duke Energy Corp.	3.750%	04/15/2024	3,220,000	3,467,554
Duke Energy Corp.	3.800%	09/01/2023	890,000	947,319
Enterprise Products	3.350%	03/15/2023	4,207,000	4,377,878
Eversource Energy	2.750%	03/15/2022	3,938,000	3,995,414
Eversource Energy	2.800%	05/01/2023	850,000	880,821
Georgia Power Co.	2.100%	07/30/2023	1,700,000	1,755,760
Georgia Power Co.	2.850%	05/15/2022	2,600,000	2,659,450
Interstate Power & Light	3.250%	12/01/2024	1,550,000	1,666,890
Interstate Power & Light	3.400%	08/15/2025	2,595,000	2,807,673
Virginia Electric & Power Co.	2.750%	03/15/2023	2,610,000	2,700,137
Virginia Electric & Power Co.	2.950%	01/15/2022	2,390,000	2,408,418
Xcel Energy Inc.	3.300%	06/01/2025	4,110,000	4,431,288
11.2% – Total Utilities				$34,103,834
55.5% Total Corporate Bonds				$168,921,765
United States Government Treasury Obligations
Treasury Note(a)	0.125%	04/30/2022	9,250,000	9,252,168
Treasury Note	0.250%	10/31/2025	4,175,000	4,083,509
Treasury Note	0.375%	01/31/2026	2,780,000	2,725,377
Treasury Note (Tbill 13week auction high + 0.055)%*(a)	0.105%	10/31/2022	2,000,000	2,001,099
Treasury Note	0.250%	06/30/2025	10,510,000	10,326,896
Treasury Note(a)	1.500%	01/15/2023	8,400,000	8,569,969
Treasury Note	1.500%	02/28/2023	3,500,000	3,575,606
Treasury Note	2.000%	08/15/2025	5,045,000	5,310,257
15.2%-Total United States Government Treasury Obligations				45,844,881
United States Government Agency Obligations
FHLMC	0.375%	09/23/2025	5,945,000	5,854,300
FHLMC	0.450%	07/22/2024	4,000,000	3,994,934
FHLMC	0.500%	06/03/2024	1,140,000	1,139,324
FNMA	0.375%	08/25/2025	9,195,000	9,062,367
FNMA	0.500%	06/17/2025	9,210,000	9,155,775
9.6% – Total United States Government Agency Obligations				29,206,700
United States Government Agency Obligations – Mortgage Backed Securities
FHLMC Pool G16330	3.500%	08/01/2032	1,425,968	1,540,571
FHLMC Pool G18642	3.500%	04/01/2032	1,349,034	1,454,136
FHLMC Pool J12635	4.000%	07/01/2025	46,866	49,848
FHLMC Pool J32364	2.500%	11/01/2028	1,530,548	1,604,034
FHLMC Pool ZS7207	3.500%	07/01/2030	1,365,523	1,474,543
FHLMC Pool ZT1964	3.500%	06/01/2032	2,795,512	3,017,501
The accompanying notes are an integral part of these financial statements.

Johnson Enhanced Return Fund	Portfolio of Investments as of June 30, 2021 – Unaudited

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
FHLMC Series 4009 Class PA	2.000%	06/15/2041	476,199	$489,700
FHLMC Series 4198 Class BE	2.000%	10/15/2040	1,468,585	1,484,262
FHLMC Series 4271 Class CE	2.000%	08/15/2036	530,642	538,522
FHLMC Series 4287 Class AB	2.000%	12/15/2026	405,854	421,918
FHLMC Series 4440 Class VC	2.500%	08/15/2026	1,203,044	1,210,394
FHLMC Series 5092 Class XC	1.500%	01/15/2041	2,810,751	2,855,414
FNMA 10/1 Hybrid ARM (12 month LIBOR + 1.780)%*	3.314%	12/01/2041	97,391	102,988
FNMA Pool 1106	3.000%	07/01/2032	3,102,406	3,292,422
FNMA Pool 833200	5.500%	09/01/2035	369,859	428,677
FNMA Pool AL9230	3.500%	12/01/2029	1,365,980	1,469,644
FNMA Pool AL7077	4.000%	07/01/2035	1,522,659	1,671,487
FNMA Pool AT2060	2.500%	04/01/2028	1,605,383	1,685,290
FNMA Pool FM1536	2.500%	11/01/2030	673,282	704,407
FNMA Pool FM2287	4.500%	03/01/2034	1,299,537	1,401,977
FNMA Pool FM2989	3.000%	09/01/2034	1,615,459	1,712,953
FNMA Pool FM7224	4.500%	11/01/2038	1,450,469	1,587,875
FNMA Series 2013-3 Class DK	1.750%	02/25/2033	789,727	816,189
FNMA Series 2013-6 Class BC	1.500%	12/25/2042	225,897	230,347
FNMA Series 2015-28 Class P	2.500%	05/25/2045	3,618,432	3,808,319
FNMA Series 2017-30 Class G	3.000%	07/25/2040	392,040	396,596
FNMA Series 2020-44 Class TE	2.000%	12/25/2035	3,638,138	3,784,384
FNMA Series 2020-95 Class GA	1.000%	01/25/2051	3,006,394	2,943,127
GNMA Pool 726475	4.000%	11/15/2024	53,494	56,776
GNMA Pool 728920	4.000%	12/15/2024	79,339	84,183
13.9% – Total United States Government Agency Obligations – Mortgage Backed Securities				$42,318,484
Taxable Municipal Bonds
Allegheny County Pennsylvania GO	0.694%	11/01/2023	2,200,000	2,215,014
Franklin County Ohio Convention Facilities	1.155%	12/01/2024	550,000	557,702
Kansas Development Finance Authority Revenue	3.227%	04/15/2022	1,700,000	1,738,228
Kent State University Revenue	1.875%	05/01/2023	1,000,000	1,025,405
Kentucky Asset Liability Commission Revenue	5.339%	04/01/2022	110,000	113,704
Lucas County Ohio Taxable Limited Tax GO	1.250%	07/08/2021	1,000,000	1,000,170
Pittsburgh Pennsylvania GO 2020B	0.507%	09/01/2022	500,000	501,058
University of Cincinnati General Receipts	1.878%	06/01/2023	1,200,000	1,235,004
2.8% Total Taxable Municipal Bonds				$8,386,285
Total Fixed Income Securities 97.0%				$294,678,115
(Identified Cost $293,346,550)
Cash & Cash Equivalents			Shares
First American Government Obligation Fund, Class Z**			7,035,316	7,035,316
Total Cash Equivalents 2.3%				$7,035,316
(Identified Cost $7,035,316)
The accompanying notes are an integral part of these financial statements.

Johnson Enhanced Return Fund	Portfolio of Investments as of June 30, 2021 – Unaudited

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
Total Portfolio Value 99.3%				$301,713,431
(Identified Cost $300,381,866)
Other Assets in Excess of Liabilities 0.7%				$2,222,206
Total Net Assets 100.0%:				$303,935,637
Futures Contracts	Long Contracts	Notional Value at Purchase	Notional Value 6/30/2021	Unrealized Appreciation (Depreciation)
E-mini Standard & Poor’s 500 (50 units per contract) expiring September 2021	1,408	297,022,324	301,917,440	4,895,116
		$297,022,324	$301,917,440	$4,895,116

*
Variable Rate Security; the rate shown is as of June 30, 2021.

**
Variable Rate Security; as of June 30, 2021, the 7 day annualized yield was 0.02%.

(a)
All or a portion of this security is held as collateral for futures contracts.

ARM – Adjustable Rate Mortgage
FHLB – Federal Home Loan Bank
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS	June 30, 2021 – Unaudited

Statements of Assets and Liabilities
	Johnson Institutional Short Duration Bond Fund	Johnson Institutional Intermediate Bond Fund	Johnson Institutional Core Bond Fund	Johnson Enhanced Return Fund
Assets:
Investment Securities at Fair Value*	$315,603,909	$235,139,379	$644,799,168	$301,713,431
Variation Margin Receivable	—	—	—	464,640
Interest Receivable	1,963,550	1,430,607	3,971,073	1,843,763
Securities Sold Receivable	—	—	3,161,047	—
Fund Shares Sold Receivable	—	—	—	—
Receivable for CMO Paydowns	146	156	154	—
Total Assets	$317,567,605	$236,570,142	$651,931,442	$304,021,834
Liabilities:
Accrued Management Fee	$63,190	$48,359	$130,505	$86,197
Securities Purchased Payable	1,091,066	423,630	—	—
Fund Shares Redeemed Payable	—	—	38,545	—
Total Liabilities	$1,154,256	$471,989	$169,050	$86,197
Net Assets	$316,413,349	$236,098,153	$651,762,392	$303,935,637
Net Assets Consist of:
Paid in Capital	$314,708,207	$229,685,483	$641,697,167	$231,722,773
Accumulated Earnings	1,705,142	6,412,670	10,065,225	72,212,864
Net Assets	$316,413,349	$236,098,153	$651,762,392	$303,935,637
Pricing of Class I Shares
Net assets applicable to Class I Shares	$316,406,047	$236,090,707	$640,596,479	$303,935,637
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	20,662,090	14,475,523	37,704,147	13,952,340
Net Asset Value, Offering price and redemption price	$15.31	$16.31	$16.99	$21.78
Pricing of Class F Shares
Net assets applicable to Class F Shares	$7,302	$7,446	$11,165,914	n/a
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	470	449	650,024	n/a
Net Asset Value, Offering price and redemption price	$15.53	$16.57	$17.18	n/a
*Identified Cost of Investment Securities	$313,851,202	$229,619,823	$634,411,272	$300,381,866

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS	Unaudited

Statements of Operations
	Johnson Institutional Short Duration Bond Fund	Johnson Institutional Intermediate Bond Fund	Johnson Institutional Core Bond Fund	Johnson Enhanced Return Fund
	Six months ended 6/30/2021	Six months ended 6/30/2021	Six months ended 6/30/2021	Six months ended 6/30/2021
Investment Income:
Interest	$2,044,360	$2,051,154	$5,811,376	$1,729,402
Dividends	504	38,465	53,616	264
Total Investment Income	$2,044,864	$2,089,619	$5,864,992	$1,729,666
Expenses:
Gross Management Fee	$489,493	$336,761	$880,863	$495,672
Distribution Fee	9	9	11,593	—
Total Expenses	$489,502	$336,770	$892,456	$495,672
Management Fee Waiver (Note #4)	(81,584)	(56,128)	(146,814)	—
Distribution Fee Waiver (Note #4)	(4)	(4)	(4,638)	—
Net Expenses	$407,914	$280,638	$741,004	$495,672
Net Investment Income	$1,636,950	$1,808,981	$5,123,988	$1,233,994
Realized and Unrealized Gains/(Losses):
Net Realized Gain/(Loss) from Security Transactions	$427,610	$848,776	$(388,716)	$(203,660)
Net Realized Gain from Futures Contracts	—	—	—	37,273,019
Net Change in Unrealized Gain/(Loss) on Investments	(3,215,518)	(4,763,030)	(14,926,179)	(2,029,223)
Net Change in Unrealized Gain/(Loss) on Futures Contracts	—	—	—	1,954,597
Net Gain/(Loss) on Investments	$(2,787,908)	$(3,914,254)	$(15,314,895)	$36,994,733
Net Change in Net Assets from Operations	$(1,150,958)	$(2,105,273)	$(10,190,907)	$38,228,727

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS

Statements of Changes in Net Assets
	Johnson Institutional Short Duration Bond Fund		Johnson Institutional Intermediate Bond Fund		Johnson Institutional Core Bond Fund		Johnson Enhanced Return Fund
	Six months ended 6/30/2021*	Year ending 12/31/2020	Six months ended 6/30/2021*	Year ending 12/31/2020	Six months ended 6/30/2021*	Year ending 12/31/2020	Six months ended 6/30/2021*	Year ending 12/31/2020
Operations:
Net Investment Income	$1,636,950	$3,260,990	$1,808,981	$3,392,308	$5,123,988	$7,444,639	$1,233,994	$2,756,103
Net Realized Gain(Loss) from Security Transactions	427,610	343,924	848,776	2,378,288	(388,716)	6,535,775	(203,660)	1,161,699
Net Realized Gain from Futures Contracts	—	—	—	—	—	—	37,273,019	30,521,375
Net Change in Unrealized Gain (Loss) on Investments	(3,215,518)	3,380,387	(4,763,030)	5,480,058	(14,926,179)	15,210,064	(2,029,223)	1,795,476
Net Change in Unrealized (Loss) on Futures Contracts	—	—	—	—	—	—	1,954,597	390,598
Net Change in Net Assets from Operations	$(1,150,958)	$6,985,301	$(2,105,273)	$11,250,654	$(10,190,907)	$29,190,478	$38,228,727	$36,625,251
Distributions to Shareholders:(a)
From Class I	$(1,619,562)	$(3,516,307)	$(1,782,421)	$(5,777,067)	$(5,009,390)	$(13,907,824)	$(1,224,047)	$(13,853,649)
From Class F	(17)	(33)	(38)	(121)	(59,541)	(91,578)	n/a	n/a
Net Change in Net Assets from Capital Share Transactions	$(1,619,579)	$(3,516,340)	$(1,782,459)	$(5,777,188)	$(5,068,931)	$(13,999,402)	$(1,224,047)	$(13,853,649)
Capital Share Transactions:
From Class I
Proceeds from shares sold	$83,761,552	$219,584,891	$33,696,010	$106,958,991	$156,832,925	$337,960,691	$13,566,600	$92,390,446
Net Asset Value of Shares Issued on Reinvestment of Dividends	830,624	1,294,489	668,353	1,681,927	3,757,871	10,321,322	1,143,660	13,633,185
Payments for Shares Redeemed	(92,512,881)	(62,050,701)	(13,994,133)	(48,236,675)	(64,567,433)	(65,101,336)	(9,064,871)	(51,443,976)
Net Increase from Class I share capital transactions	(7,920,705)	158,828,679	20,370,230	60,404,243	96,023,363	283,180,677	5,645,389	54,579,655
From Class F
Proceeds from shares sold	—	4,083	—	4,083	5,276,030	7,195,320	n/a	n/a
Net Asset Value of Shares Issued on Reinvestment of Dividends	17	33	38	121	59,426	17,234	n/a	n/a
Payments for Shares Redeemed	—	—	—	—	(869,967)	(478,394)	n/a	n/a
Net Increase from Class F share capital transactions	17	4,116	38	4,204	4,465,489	6,734,160	—	—
Net Change in Net Assets	$(10,691,225)	$162,301,756	$16,482,536	$65,881,913	$85,229,014	$305,105,913	$42,650,069	$77,351,257
Net Assets at Beginning of Year .	$327,104,574	$164,802,818	$219,615,617	$153,733,704	$566,533,378	$261,427,465	$261,285,568	$183,934,311
Net Assets at End of Year .	$316,413,349	$327,104,574	$236,098,153	$219,615,617	$651,762,392	$566,533,378	$303,935,637	$261,285,568

*
Unaudited

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	Johnson Institutional Short Duration Bond Fund

Class I
Selected Data for a Share Outstanding Throughout each Period:
	Six Months Ended 06/30/2021*	Year Ended December 31
		2020	2019	2018	2017	2016
Net Asset Value, beginning of year	$15.44	$15.12	$14.80	$14.96	$14.98	$14.96
Operations:
Net Investment Income	0.08	0.26	0.35	0.31	0.24	0.21
Net Realized and Unrealized Gains/(Losses) on Securities	(0.13)	0.33	0.33	(0.14)	(0.01)	0.04
Total Operations	$(0.05)	$0.59	$0.68	$0.17	$0.23	$0.25
Distributions:
Net Investment Income	(0.08)	(0.27)	(0.36)	(0.33)	(0.25)	(0.23)
Return of Capital(a)	—	—	(0.00)	—	—	(0.00)
Net Realized Capital Gains	—	—	—	—	—	—
Total Distributions	$(0.08)	$(0.27)	$(0.36)	$(0.33)	$(0.25)	$(0.23)
Net Asset Value, end of year	$15.31	$15.44	$15.12	$14.80	$14.96	$14.98
Total Return(b)	(0.35)%(d)	3.91%	4.65%	1.16%	1.54%	1.68%
Net Assets, end of year (millions)	$316.41	$327.10	$164.80	$142.03	$139.20	$124.37
Ratios/supplemental data(c)
Ratio of expenses to average net assets before Waiver	0.30%(e)	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of expenses to average net assets after Waiver	0.25%(e)	0.25%	0.25%	0.25%	0.24%	0.24%
Ratio of Net Investment Income to average net assets before Waiver	0.95%(e)	1.54%	2.30%	2.06%	1.53%	1.32%
Ratio of Net Investment Income to average net assets after Waiver	1.00%(e)	1.59%	2.35%	2.11%	1.59%	1.38%
Portfolio Turnover Rate	36.05%(d)	37.11%	48.01%	39.88%	48.04%	73.88%

*
Unaudited

(a)
Return of Capital is less than $0.005 per share.

(b)
Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.

(c)
In 2021, 2020, 2019, 2018, 2017, and 2016, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%, 0.25%, 0.25%, 0.25%, 0.24%, and 0.24%, respectively. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2022. (Note #4)

(d)
Not annualized

(e)
Annualized

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	Johnson Institutional Short Duration Bond Fund

Class F
Selected Data for a Share Outstanding Throughout each Period:
	Six Months ended 06/30/2021*	Year Ended 12/31/2020	Year ended 12/31/2019	Eight Months ended 12/31/2018**
Net Asset Value, beginning of period	$15.63	$15.20	$14.91	$14.79
Operations:
Net Investment Income	0.06	0.16	0.32	0.18
Net Realized and Unrealized Gains/(Losses) on Securities***	(0.12)	0.42	0.33	0.02
Total Operations	$(0.06)	$0.58	$0.65	$0.20
Distributions:
Net Investment Income	(0.04)	(0.15)	(0.36)	(0.08)
Net Realized Capital Gains	—	—	—	—
Total Distributions	$(0.04)	$(0.15)	$(0.36)	$(0.08)
Net Asset Value, end of year	$15.53	$15.63	$15.20	$14.91
Total Return(a)	(0.41)%(c)	3.82%	4.36%	1.37%
Net Assets, end of year (millions)	$0.007	$0.007	$0.003	$0.001
Ratios/supplemental data(b)
Ratio of expenses to average net assets before Waiver	0.55%(d)	0.55%	0.55%	0.55%
Ratio of expenses to average net assets after Waiver	0.40%(d)	0.40%	0.40%	0.40%
Ratio of Net Investment Income to average net assets before Waiver	0.70%(d)	1.33%	1.98%	1.06%
Ratio of Net Investment Income to average net assets after Waiver	0.85%(d)	1.48%	2.13%	1.21%
Portfolio Turnover Rate	36.05%(c)	37.11%	48.01%	39.88%

*
Unaudited

**
Inception Date May 1, 2018.

***
Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(a)
Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.

(b)
In 2021, 2020, 2019, and 2018, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%, and a portion of the 0.25% 12b-1 fee to sustain a new distribution fee of 0.15%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2022. (Note #4)

(c)
Not annulized

(d)
Annulized

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	Johnson Institutional Intermediate Bond Fund

Class I
Selected Data for a Share Outstanding Throughout each Period:
	Six Months Ended 06/30/2021*	Year Ended December 31
		2020	2019	2018	2017	2016
Net Asset Value, beginning of year	$16.60	$15.98	$15.27	$15.63	$15.56	$15.41
Operations:
Net Investment Income	0.13	0.34	0.41	0.41	0.35	0.34
Net Realized and Unrealized Gains/(Losses) on Securities	(0.29)	0.80	0.73	(0.35)	0.11	0.18
Total Operations	$(0.16)	$1.14	$1.14	$0.06	$0.46	$0.52
Distributions:
Net Investment Income	(0.13)	(0.35)	(0.42)	(0.42)	(0.36)	(0.36)
Net Realized Capital Gains	—	(0.17)	(0.01)	—	(0.03)	(0.01)
Total Distributions	$(0.13)	$(0.52)	$(0.43)	$(0.42)	$(0.39)	$(0.37)
Net Asset Value, end of year	$16.31	$16.60	$15.98	$15.27	$15.63	$15.56
Total Return(a)	(0.97)%(c)	7.20%	7.53%	0.42%	2.99%	3.37%
Net Assets, end of year (millions)	$236.09	$219.62	$153.73	$138.42	$126.54	$110.71
Ratios/supplemental data(b)
Ratio of expenses to average net assets before Waiver	0.30%(d)	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of expenses to average net assets after Waiver	0.25%(d)	0.25%	0.25%	0.25%	0.24%	0.24%
Ratio of Net Investment Income to average net assets before Waiver	1.56%(d)	1.99%	2.57%	2.61%	2.19%	2.12%
Ratio of Net Investment Income to average net assets after Waiver	1.61%(d)	2.04%	2.62%	2.66%	2.25%	2.18%
Portfolio Turnover Rate	12.88%(c)	41.17%	32.83%	39.66%	40.37%	50.71%

*
Unaudited

(a)
Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.

(b)
In 2021, 2020, 2019, 2018, 2017, and 2016, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%, 0.25%, 0.25%, 0.25%, 0.24%, and 0.24%, respectively. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2022. (Note #4)

(c)
Not annualized

(d)
Annualized

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	Johnson Institutional Intermediate Bond Fund

Class F
Selected Data for a Share Outstanding Throughout each Period:
	Six Months ended 06/30/2021*	Year Ended 12/31/2020	Year ended 12/31/2019	Eight Months ended 12/31/2018**
Net Asset Value, beginning of period	$16.84	$16.09	$15.39	$15.25
Operations:
Net Investment Income	0.11	0.26	0.37	0.22
Net Realized and Unrealized Gains/(Losses) on Securities***	(0.30)	0.87	0.75	0.04
Total Operations	$(0.19)	$1.13	$1.12	$0.26
Distributions:
Net Investment Income	(0.08)	(0.21)	(0.41)	(0.12)
Net Realized Capital Gains	—	(0.17)	(0.01)	—
Total Distributions	$(0.08)	$(0.38)	$(0.42)	$(0.12)
Net Asset Value, end of year	$16.57	$16.84	$16.09	$15.39
Total Return(a)	(1.10)%(c)	7.07%	7.35%	1.72%
Net Assets, end of year (millions)	$0.007	$0.008	$0.003	$0.001
Ratios/supplemental data(b)
Ratio of expenses to average net assets before Waiver	0.55%(d)	0.55%	0.55%	0.55%
Ratio of expenses to average net assets after Waiver	0.40%(d)	0.40%	0.40%	0.40%
Ratio of Net Investment Income to average net assets before Waiver	1.31%(d)	1.75%	2.26%	1.31%
Ratio of Net Investment Income to average net assets after Waiver	1.46%(d)	1.90%	2.41%	1.46%
Portfolio Turnover Rate	12.88%(c)	41.17%	32.83%	39.66%

*
Unaudited

**
Inception date May 1, 2018.

***
Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(a)
Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.

(b)
In 2021, 2020, 2019, and 2018, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%, and a portion of the 0.25% 12b-1 fee to sustain a new distribution fee of 0.15%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2022. (Note #4)

(c)
Not annulized

(d)
Annulized

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	Johnson Institutional Core Bond Fund

Class I
Selected Data for a Share Outstanding Throughout each Period:
	Six Months Ended 06/30/2021*	Year Ended December 31
		2020	2019	2018	2017	2016
Net Asset Value, beginning of year	$17.45	$16.41	$15.49	$15.91	$15.73	$15.63
Operations:
Net Investment Income	0.15	0.34	0.43	0.40	0.37	0.39
Net Realized and Unrealized Gains/(Losses) on Securities	(0.46)	1.24	0.94	(0.40)	0.21	0.19
Total Operations	$(0.31)	$1.58	$1.37	$(0.00)	$0.58	$0.58
Distributions:
Net Investment Income	(0.15)	(0.36)	(0.44)	(0.42)	(0.39)	(0.40)
Return of Capital(a)	—	—	—	—	—	(0.00)
Net Realized Capital Gains	—	(0.18)	(0.01)	—	(0.01)	(0.08)
Total Distributions	$(0.15)	$(0.54)	$(0.45)	$(0.42)	$(0.40)	$(0.48)
Net Asset Value, end of year	$16.99	$17.45	$16.41	$15.49	$15.91	$15.73
Total Return(b)	(1.80)%(d)	9.71%	8.94%	0.13%	3.72%	3.67%
Net Assets, end of year (millions)	$640.60	$559.67	$261.28	$217.25	$201.22	$116.69
Ratios/supplemental data(c)
Ratio of expenses to average net assets before Waiver	0.30%(e)	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of expenses to average net assets after Waiver	0.25%(e)	0.25%	0.25%	0.25%	0.24%	0.24%
Ratio of Net Investment Income to average net assets before Waiver	1.70%(e)	1.83%	2.59%	2.62%	2.29%	2.34%
Ratio of Net Investment Income to average net assets after Waiver	1.75%(e)	1.88%	2.64%	2.67%	2.35%	2.40%
Portfolio Turnover Rate	15.13%(d)	30.08%	28.83%	39.62%	31.42%	42.29%

*
Unaudited

(a)
Return of Capital is less than $0.005 per share.

(b)
Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.

(c)
In 2021, 2020, 2019, 2018, 2017, and 2016, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%, 0.25%, 0.25%, 0.25%, 0.24%, and 0.24%, respectively. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2022. (Note #4)

(d)
Not annualized

(e)
Annualized

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	Johnson Institutional Core Bond Fund

Class F
Selected Data for a Share Outstanding Throughout each Period:
	Six Months ended 06/30/2021*	Year Ended 12/31/2020	Year ended 12/31/2019	Eight Months ended 12/31/2018**
Net Asset Value, beginning of period	$17.61	$16.49	$15.61	$15.41
Operations:
Net Investment Income	0.15	0.26	0.40	0.23
Net Realized and Unrealized Gains/(Losses) on Securities***	(0.47)	1.31	0.92	0.10
Total Operations	$(0.32)	$1.57	$1.32	$0.33
Distributions:
Net Investment Income	(0.11)	(0.27)	(0.43)	(0.13)
Net Realized Capital Gains	—	(0.18)	(0.01)	—
Total Distributions	$(0.11)	$(0.45)	$(0.44)	$(0.13)
Net Asset Value, end of year	$17.18	$17.61	$16.49	$15.61
Total Return(a)	(1.82)%(c)	9.57%	8.56%	2.14%
Net Assets, end of year (millions)	$11.17	$6.867	$0.148	$0.001
Ratios/supplemental data(b)
Ratio of expenses to average net assets before Waiver	0.55%(d)	0.55%	0.55%	0.55%
Ratio of expenses to average net assets after Waiver	0.40%(d)	0.40%	0.40%	0.40%
Ratio of Net Investment Income to average net assets before Waiver	1.45%(d)	1.33%	2.18%	1.29%
Ratio of Net Investment Income to average net assets after Waiver	1.60%(d)	1.48%	2.33%	1.44%
Portfolio Turnover Rate	15.13%(c)	30.08%	28.83%	39.62%

*
Unaudited

**
Inception date May 1, 2018.

***
Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(a)
Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.

(b)
In 2021, 2020, 2019, and 2018, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%, and a portion of the 0.25% 12b-1 fee to sustain a new distribution fee of 0.15%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2022. (Note #4)

(c)
Not annulized

(d)
Annulized

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	Johnson Enhanced Return Fund

Selected Data for a Share Outstanding Throughout each Period:
	Six Months Ended 06/30/2021*	Year Ended December 31
		2020	2019	2018	2017	2016
Net Asset Value, beginning of year	$19.12	$16.97	$14.21	$16.27	$16.28	$15.17
Operations:
Net Investment Income	0.09	0.21	0.37	0.35	0.26	0.18
Net Realized and Unrealized Gains/(Losses) on Securities	2.66	3.00	4.40	(1.32)	3.21	1.76
Total Operations	$2.75	$3.21	$4.77	$(0.97)	$3.47	$1.94
Distributions:
Net Investment Income	(0.09)	(0.23)	(0.38)	(0.35)	(0.26)	(0.21)
Net Realized Capital Gains	—	(0.83)	(1.63)	(0.74)	(3.22)	(0.62)
Total Distributions	$(0.09)	$(1.06)	$(2.01)	$(1.09)	$(3.48)	$(0.83)
Net Asset Value, end of year	$21.78	$19.12	$16.97	$14.21	$16.27	$16.28
Total Return(a)	14.39%(b)	19.38%	33.80%	(6.06)%	21.39%	12.89%
Net Assets, end of year (millions)	$303.94	$261.29	$183.93	$125.93	$137.98	$110.18
Ratios/supplemental data
Ratio of expenses to average net assets	0.35%(c)	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of Net Investment Income to average net assets	0.88%(c)	1.27%	2.21%	2.00%	1.45%	1.16%
Portfolio Turnover Rate	20.00%(b)	96.76%	46.04%	73.00%	40.40%	65.13%

*
Unaudited

(a)
Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.

(b)
Not annualized

(c)
Annualized

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2021 – Unaudited

1)       Organization:
The Johnson Institutional Short Duration Bond Fund, Johnson Institutional Intermediate Bond Fund, Johnson Institutional Core Bond Fund (the “Bond Funds,”) and Johnson Enhanced Return Fund (each individually a “Fund” and collectively the “Funds”) are each a diversified series of the Johnson Mutual Funds Trust (the “Trust”), and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The Johnson Mutual Funds Trust was established as an Ohio business trust under an Agreement and Declaration of Trust dated September 30, 1992. The Bond Funds began offering their shares publicly on August 31, 2000. The Johnson Enhanced Return Fund began offering shares publicly on December 30, 2005. All Funds are managed by Johnson Investment Counsel, Inc. (the “Adviser”).
Effective May 1, 2018, the Bond Funds each added a share class, Class F shares. Each class of shares for each Fund has identical rights and privileges except with respect to distribution (12b-1) fees and voting rights on matters affecting a single class of shares. Class F shares have a maximum distribution (12b-1) fee of 0.25%, currently waived by the Adviser to 0.15%.
The investment objective of the Bond Funds is a high level of income over the long term consistent with preservation of capital. The investment objective of the Johnson Enhanced Return Fund is to outperform the Fund’s benchmark, the S&P 500 Composite Stock Index, over a full market cycle.
2)      Summary of Significant Accounting Policies:
Basis of Accounting:
The financial statements are prepared in accordance with accounting principles generally accepted in the United State of Americas (GAAP). The Funds are investment companies and accordingly follow the investment company guidance of Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, “Financial Services — Investment Companies”.
Financial Futures Contracts:
The Enhanced Return Fund invests in stock index futures (equity risk) in an attempt to replicate the returns of the leading large capitalization companies in the leading industries in the U.S. economy. The Fund enters into S&P 500 E-Mini contracts four times a year generally near the time the contracts would expire (contracts expire the third Friday of March, June, September and December). The contracts are generally held until it is time to roll into the next contracts. The average daily notional value for the six months ended June 30, 2021, was $282,419,602. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the futures contract. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. The amount of the daily variation margin is reflected as an asset or liability within the Statements of Assets and Liabilities, while the cumulative change in unrealized gain/loss on futures contracts is reported separately within the Statements of Operations. The Net Unrealized Gain on futures contracts, as of June 30, 2021, was $4,895,116. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss at the contract settlement date. A realized gain or loss is recognized when a contract is sold and is the difference between the fair value of the contract at purchase and the fair value of the contract when sold. Realized gains/losses on futures contracts are reported separately within the Statements of Operations. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged asset, as well as the risk that the counterparty will fail to perform its obligations.
As of June 30, 2021, Wells Fargo Services holds U.S. Treasury Notes with the custodian, which serves as collateral for future contracts, with a value of  $17,683,505. Net variation margin receivable on futures contracts as of June 30, 2021, was $464,640.

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2021 – Unaudited

2)      Summary of Significant Accounting Policies, continued

Offsetting Assets and Liabilities:
The Enhanced Return Fund has adopted financial reporting rules regarding offsetting assets and liabilities and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The Fund’s policy is to recognize a net asset/liability equal to the net variation margin for the futures contracts. As of June 30, 2021, the Fund only has one position and the variation margin applicable to that position is presented in the Statement of Assets and Liabilities.
The following table presents the Enhanced Return Fund’s liability derivatives available for offset under a master netting agreement, net of collateral pledged as of June 30, 2021.
Liabilities:
Description	Gross amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts Presented in the Statement of Assets & Liabilities	Gross Amounts Not Offset in the Statement of Assets & Liabilities		Net Amount
				Financial Instruments*	Cash Collateral Pledged/ Received
Futures Contracts	$464,640	$—	$464,640	$—	$—	$464,640
Total	$464,640	$—	$464,640	$—	$—	$464,640

*
The amount is limited to the derivative balance, and accordingly, does not include excess collateral pledged.

Investment Income and Realized Capital Gains and Losses on Investment Securities:
Interest income is recorded on an accrual basis. Gains and losses on sales of investments are calculated using the specific identification method. Discounts and premiums on securities purchased are amortized over the lives or to the earliest call date of the respective securities, in accordance with GAAP. Gains and losses on paydowns of mortgage-backed securities are reflected in interest income on the Statements of Operations. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.
Federal Income Tax:
The Funds have qualified and intend to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent is net investment income and net realized capital gains are distributed in accordance with the Code.
In order to avoid imposition of a federal excise tax applicable to regulated investment companies, it is also the Funds’ intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the 12 months ended December 31 for the Bond Funds, and October 31 for the Enhanced Return Fund) plus undistributed amounts from prior years.

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2021 – Unaudited

2)      Summary of Significant Accounting Policies, continued

The following information is computed for each item as of June 30, 2021:
	Short Duration	Intermediate	Core	Enhanced Return
Cost of Portfolio Investments	313,851,202	229,619,823	634,411,272	300,381,866
Gross unrealized appreciation	2,743,488	6,663,972	17,305,283	2,225,367
Gross unrealized depreciation	(990,781)	(1,147,055)	(6,917,387)	(893,802)
Net unrealized appreciation	1,752,707	5,519,556	10,387,896	1,331,565
Undistributed ordinary income	17,371	43,224	65,160	45,693
Other accumulated gains/(losses)	(64,936)	849,890	(387,831)	65,940,488
Accumulated Earnings	1,705,142	6,412,670	10,065,225	72,212,864
As of December 31, 2020, the following Funds had capital loss carryovers which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. The capital loss carryovers which may be carried forward for an indefinite period are as follows:
	Long-term	Short-term	Total
Short Duration	$418,085	$74,461	$492,546
In 2020, the Johnson Short Duration Bond Fund utilized $86,217 of short-term capital loss carryforward.
The Funds recognize the tax benefits or expenses of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (generally three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Funds identify its major tax jurisdictions as U.S. Federal and certain State tax authorities. The Funds are not aware of any tax positions for which it is reasonably likely that the total amounts of unrecognized tax benefits or expenses will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax expenses as income tax expense in the Statement of Operations. During the year ended December 31, 2020, the Funds did not incur any interest or penalties.
Allocations between Classes:
Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.
Distributions:
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Funds intend to distribute net investment income on a calendar quarter basis. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains, if any, at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2021 – Unaudited

2)      Summary of Significant Accounting Policies, continued

For the year ended December 31, 2020, the Funds made the following reclassifications to increase (decrease) the components of the net assets:
	Paid in Capital	Accumulated Earnings
Short Duration Bond Fund	$(9,598)	$9,598
Reasons for the reclassification of components of net assets are attributable to the paydowns received during the year from collateralized mortgage obligations.
The tax character of the distributions paid as of December 31, 2019 and 2020 are as follows:
		Ordinary Income	Net Realized Long-Term Capital Gain	Total Taxable Distributions Paid	Return of Capital	Total Distributions Paid
Short Duration Bond Fund	2019	3,828,448	—	$3,828,448	$4,110	$3,832,558
	2020	3,506,742	—	3,506,742	9,598	3,516,340
Intermediate Bond Fund	2019	4,119,898	—	4,119,898	—	4,119,898
	2020	4,253,092	1,524,096	5,777,188	—	5,777,188
Core Bond Fund	2019	6,805,209	198,681	7,003,890	—	7,003,890
	2020	10,120,371	3,879,031	13,999,402	—	13,999,402
Enhanced Return Fund	2019	10,075,564	9,517,837	19,593,401	—	19,593,401
	2020	7,301,274	6,552,375	13,853,649	—	13,853,649

*
Short-Term Capital Gains were combined with Ordinary Income, as they are taxed at the Ordinary Income tax rate.

3)      Security Valuation and Transactions:
The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time. Fixed income securities typically are valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When the Adviser decides that a price provided by the pricing service does not accurately reflect the market value of the securities, when prices are not readily available from the pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.
The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2021 – Unaudited

3)      Security Valuation and Transactions, continued

GAAP established a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:
♦
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

♦
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

♦
Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level of the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
Fair Value Measurements:
A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.
Corporate Bonds.   Corporate bonds are generally valued at prices obtained from pricing vendors. The fair value of corporate bonds is estimated using market approach valuation techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations for similar securities (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they will be categorized in Level 3.
Certificates of Deposit.   Certificates of Deposit are generally valued at prices obtained from pricing vendors. Certificates of Deposit which are traded on the open market are normally valued using a market approach valuation technique that incorporates observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Certificates of Deposit are categorized in Level 2 of the fair value hierarchy.
U.S. Government Securities.   U.S. government securities are generally valued at prices obtained from pricing vendors. U.S. government securities, including U.S. Treasury Obligations, are normally valued using market approach valuation techniques that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in Level 2 of the fair value hierarchy.
U.S. Agency Securities.   U.S. agency securities are generally valued at prices obtained from pricing vendors. U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage-backed securities. Agency issued debt securities are generally valued in a manner similar to U.S. government securities. Mortgage-backed securities are

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2021 – Unaudited

3)      Security Valuation and Transactions, continued

generally valued based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.
Municipal Bonds.   Municipal bonds are generally valued at prices obtained from pricing vendors. Municipal Bonds are normally valued using a market approach valuation technique that incorporates observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Municipal Bonds are categorized in Level 2 of the fair value hierarchy.
Preferred Stocks.   Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.
Money Market.   Investments in mutual funds, including money market mutual funds (notated throughout these financial statements as cash equivalents), are generally priced at the ending net asset value (“NAV”) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.
Derivative Instruments.   Listed derivatives, including futures contracts that are actively traded, are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy.
The following is a summary of the inputs used to value each Fund’s investments as of June 30, 2021:
Short Duration Bond Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds*	$—	$180,235,736	$—	$180,235,736
Certificates of Deposit	—	268,066	—	268,066
U.S. Treasury Obligations	—	29,932,957	—	29,932,957
U.S. Agency Obligations	—	33,470,507	—	33,470,507
U.S. Agency Obligations – Mortgage-Backed	—	45,322,282	—	45,322,282
Taxable Municipal Bonds	—	14,707,613	—	14,707,613
Cash Equivalents	11,666,748	—	—	11,666,748
Total	$11,666,748	$303,937,161	$—	$315,603,909
Intermediate Bond Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds*	$—	$124,670,678	—	$124,670,678
Certificates of Deposit	—	268,066	—	268,066
U.S. Treasury Obligations	—	75,432,501	—	75,432,501
U.S. Agency Obligations	—	7,418,204	—	7,418,204
U.S. Agency Obligations – Mortgage-Backed	—	19,880,308	—	19,880,308
Taxable Municipal Bonds	—	5,552,910	—	5,552,910
Preferred Stocks	1,592,475	—	—	1,592,475
Cash Equivalents	324,237	—	—	324,237
Total	$1,916,712	$233,222,667	$—	$235,139,379

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2021 – Unaudited

3)      Security Valuation and Transactions, continued

Core Bond Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds*	$—	$350,917,528	$—	$350,917,528
Certificates of Deposit	—	268,066	—	268,066
U.S. Treasury Obligations	—	169,809,289	—	169,809,289
U.S. Agency Obligations	—	4,831,309	—	4,831,309
U.S. Agency Obligations – Mortgage-Backed	—	99,983,863	—	99,983,863
Taxable Municipal Bonds	—	8,742,771	—	8,742,771
Preferred Stocks	2,206,970	—	—	2,206,970
Cash Equivalents	8,039,372	—	—	8,039,372
Total	$10,246,342	$634,552,826	$—	$644,799,168
Enhanced Return Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds*	$—	$168,921,765	$—	$168,921,765
U.S. Treasury Obligations	—	45,844,881	—	45,844,881
U.S. Agency Obligations	—	29,206,700	—	29,206,700
U.S. Agency Obligations – Mortgage-Backed	—	42,318,484	—	42,318,484
Taxable Municipal Bonds	—	8,386,285	—	8,386,285
Cash Equivalents	7,035,316	—	—	7,035,316
Sub-Total	$7,035,316	$294,678,115	$—	$301,713,431
Other Financial Instruments**	4,895,116	—	—	4,895,116
Total	$11,930,432	$294,678,115	$—	$306,608,547

*
See Portfolio of Investments for industry classification.

**
Other financial instruments are futures contracts reflected separately in the Portfolio of Investments, and are reflected at the net unrealized appreciation on the futures contracts.

The Funds did not hold any investments at any time during the reporting period in which unobservable inputs were used in determining fair value. Therefore, no reconciliation of Level 3 securities is included for this reporting period.
4)       Portfolio Risks:
Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential impact of a transition away from LIBOR on the Fund or the financial instruments in which the Funds invest cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to affect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. Currently, the Bond Funds have securities (less than 1% of holdings) using LIBOR as a basis for their variable rates.
The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2021 – Unaudited

5)       Investment Advisory Agreement:
The investment advisory agreements provide that the Adviser will pay all of the Funds’ operating expenses, excluding brokerage fees and commissions, taxes, borrowing costs (such as interest), and extraordinary expenses. Under the terms of the investment advisory agreements, each of the Bond Funds pays the Adviser a management fee at the annual rate of 0.30% (before the contractual waiver described below) of the Fund’s average daily net assets, which is accrued daily and paid monthly. The Johnson Enhanced Return Fund pays the Adviser a management fee at the annual rate of 0.35% of the Fund’s average daily net assets. The Bond Funds F share classes also have a 12b-1 fee at the annual rate of 0.25% (before the contractual waiver described below) of the Fund’s average daily net assets, which is accrued daily and paid monthly.
The Funds incurred management fees for the six months ended June 30, 2021, as indicated below. Effective May 1, 2021, the Adviser has agreed to waive a part of the management fee for the Bond Funds from a maximum of 0.30% to an effective fee ratio of 0.25%, unchanged from the prior period (May 1, 2020 to April 30, 2021), and for the Bonds Funds F share classes, the Adviser has agreed to waive a part of the 12b-1 fee from a maximum of 0.25% to an effective annual rate of 0.15%. The Adviser has the right to remove this fee waiver any time after April 30, 2022.
For the six months ended June 30, 2021, information regarding fees was as follows:
Fund	Fee	Fee Waiver	Effective Fee Ratio	Management Fee & 12b-1 Fee After Waiver	Contractual Waiver	Payable
Short Duration Bond Fund	0.30%	0.05%	0.25%	$407,914	$81,588	$63,190
Intermediate Bond Fund	0.30%	0.05%	0.25%	280,638	56,132	48,359
Core Bond Fund	0.30%	0.05%	0.25%	741,004	151,452	130,505
Enhanced Return Fund	0.35%	—	0.35%	495,672	—	86,197
6)       Related Party Transactions:
All officers and one Trustee of the Trust are employees of the Adviser. Total compensation for the Independent Trustees as a group was $36,000 for the six months ended June 30, 2021, which was paid by the Adviser, and as a group they received no additional compensation from the Trust. The Trust consists of nine Funds: Johnson Equity Income Fund, Johnson Opportunity Fund, Johnson International Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, Johnson Institutional Short Duration Bond Fund, Johnson Institutional Intermediate Bond Fund, Johnson Institutional Core Bond Fund, and Johnson Enhanced Return Fund. The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2021, the following are identified as having an ownership of more than 25%:
Short Duration Bond Fund (Class I Shares):
Client accounts managed by the Advisor and held by Charles Schwab & Co	36.03%
Covenant Trust Company	31.58%
Short Duration Bond Fund (Class F Shares):
Client accounts held by the Advisor	100%
Intermediate Bond Fund (Class I Shares):
Covenant Trust Company	41.88%
Client accounts managed by the Advisor and held by Charles Schwab & Co	27.52%
National Financial Services	27.40%
Intermediate Bond Fund (Class F Shares):
Client accounts held by the Advisor	100%

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2021 – Unaudited

6)       Related Party Transactions, continued

Core Bond Fund (Class I Shares):
Client accounts managed by the Advisor and held by Charles Schwab & Co	31.73%
Core Bond Fund (Class F Shares):
Client accounts managed by the Advisor and held by Charles Schwab & Co	68.62%
Enhanced Return Fund:
Client accounts managed by the Advisor and held by Charles Schwab & Co	89.04%
Johnson Financial, Inc. is a wholly-owned subsidiary of Johnson Investment Counsel, Inc., the Adviser. Johnson Financial, Inc. provides transfer agency and administration services to the Funds. These fees are paid by the Adviser.
7)       Purchases and Sales of Securities:
For the six months ended June 30, 2021, purchases and sales of investment securities aggregated:
	Investment Securities Other Than Short Term Investments and U.S. Government Obligations		U.S. Government Obligations
Fund	Purchases	Sales	Purchases	Sales
Short Duration Bond Fund	$81,954,320	$74,601,188	$24,733,349	$61,417,360
Intermediate Bond Fund	41,225,402	22,644,347	13,096,461	6,106,262
Core Bond Fund	94,337,476	23,724,704	89,074,375	51,822,637
Enhanced Return Fund	54,670,679	23,717,284	39,948,670	26,993,345
8)       Capital Share Transactions:
As of June 30, 2021, there were an unlimited number of shares of beneficial interest authorized for each Fund. Each Fund records purchases of its shares at the daily net asset value determined after receipt of a shareholder’s order in proper form. Redemptions are recorded at the net asset value determined following receipt of a shareholder’s written or telephone request in proper form.
	Short Duration Bond Fund
	Class I Shares		Class F Shares
	Six months ended 6/30/2021	Year ended 12/31/2020	Six months ended 6/30/2021	Year ended 12/31/2020
Issued	5,438,528	14,248,957	0	261
Reinvested	54,062	84,281	1	2
Redeemed	(6,013,883)	(4,049,488)	0	0
Change in shares outstanding	(521,293)	10,283,750	1	263
Shares outstanding, beginning of period	21,183,383	10,899,633	469	206
Shares outstanding, end of period	20,662,090	21,183,383	470	469

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2021 – Unaudited

8)       Capital Share Transactions, continued

	Intermediate Bond Fund
	Class I Shares		Class F Shares
	Six months ended 6/30/2021	Year ended 12/31/2020	Six months ended 6/30/2021	Year ended 12/31/2020
Issued	2,065,721	6,405,223	0	241
Reinvested	40,969	101,507	2	7
Redeemed	(857,790)	(2,898,069)	0	0
Change in shares outstanding	1,248,900	3,608,661	2	248
Shares outstanding, beginning of period	13,226,623	9,617,962	447	199
Shares outstanding, end of period	14,475,523	13,226,623	449	447
	Core Bond Fund
	Class I Shares		Class F Shares
	Six months ended 6/30/2021	Year ended 12/31/2020	Six months ended 6/30/2021	Year ended 12/31/2020
Issued	9,208,957	19,345,514	307,413	407,063
Reinvested	221,888	592,448	3,477	980
Redeemed	(3,806,917)	(3,777,802)	(50,771)	(27,094)
Change in shares outstanding	5,623,928	16,160,160	260,119	380,949
Shares outstanding, beginning of period	32,080,219	15,920,059	389,905	8,956
Shares outstanding, end of period	37,704,147	32,080,219	650,024	389,905
	Enhanced Return Fund
	Six months ended 6/30/2021	Year ended 12/31/2020
Issued	675,320	5,493,586
Reinvested	54,836	748,479
Redeemed	(440,307)	(3,415,468)
Change in shares outstanding	289,849	2,826,597
Shares outstanding, beginning of period	13,662,491	10,835,894
Shares outstanding, end of period	13,952,340	13,662,491
9)       Estimates:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
10)      Subsequent Events:
Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment to or disclosure in the financial statements.

DISCLOSURE OF EXPENSES (Unaudited)

Shareholders of the Funds incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Funds and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of  $1,000 invested in the Funds on December 31, 2020 and held through June 30, 2021.
The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing expenses of investing in the Funds and other funds 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.
Short Duration Bond Fund	Beginning Account Value December 31, 2020	Ending Account Value June 30, 2021	Expenses Paid During Period* January 1, 2021 – June 30, 2021
Actual – Class I	$1,000.00	$996.76	$1.24
Hypothetical	$1,000.00	$1,023.55	$1.27
Actual – Class F	$1,000.00	$996.16	$1.98
Hypothetical	$1,000.00	$1,022.81	$2.03
Intermediate Bond Fund	Beginning Account Value December 31, 2020	Ending Account Value June 30, 2021	Expenses Paid During Period* January 1, 2021 – June 30, 2021
Actual – Class I	$1,000.00	$990.36	$1.23
Hypothetical	$1,000.00	$1,023.55	$1.27
Actual – Class F	$1,000.00	$988.72	$1.97
Hypothetical	$1,000.00	$1,022.81	$2.03
Core Bond Fund	Beginning Account Value December 31, 2020	Ending Account Value June 30, 2021	Expenses Paid During Period* January 1, 2021 – June 30, 2021
Actual – Class I	$1,000.00	$982.23	$1.23
Hypothetical	$1,000.00	$1,023.55	$1.27
Actual – Class F	$1,000.00	$981.83	$1.97
Hypothetical	$1,000.00	$1,022.81	$2.03
Enhanced Return Fund	Beginning Account Value December 31, 2020	Ending Account Value June 30, 2021	Expenses Paid During Period* January 1, 2021 – June 30, 2021
Actual	$1,000.00	$1,143.83	$1.86
Hypothetical	$1,000.00	$1,023.06	$1.78

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). For the Short Duration, Intermediate, and Core Bond Funds Class I, the expense ratio is 0.25%; for Short Duration, Intermediate, and Core Bond Funds Class F, the total expense ratio is 0.40%; and for the Enhanced Return Fund, the expense ratio is 0.35%.

Review and Renewal of Management Agreements	June 30, 2021 – Unaudited

The Trustees, including the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), then considered the renewal of the Management Agreements between the Trust and the Adviser. The Trustees were assisted by experienced independent legal counsel throughout the contract review process. The Independent Trustees discussed the proposed continuance in executive session with such counsel at which no representatives of the Adviser were present. The Independent Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Management Agreements and the weight to be given to each such factor. Among other factors, the Trustees considered (i) the investment performance of each Fund and the Adviser; (ii) the nature, extent and quality of the services provided by the Adviser; (iii) the cost of services provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Funds; and (iv) economies of scale. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Additionally, each Independent Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Management Agreements.
The Trustees considered the responses and information prepared by the Adviser, discussing, the Adviser’s business and financial resources, its personnel and operations, advisory, administrative and compliance services provided by the Adviser to the Funds, and the compensation received for management services. The Board reviewed and discussed each Fund’s performance for various periods, the profitability of the Adviser with respect to each of the Funds and economies of scale.
With respect to the nature, extent and quality of services provided by the Adviser, the Trustees reviewed the information provided in the memorandum that described the Adviser’s business and personnel and discussed the Adviser’s experience and capabilities. The Board noted that the Adviser has been providing services to the Trust since 1992 and the nine Funds. The Trustees and representatives of the Adviser noted the continuance of their cooperative working relationship on Fund matters. The Board reviewed the individuals who serve as portfolio managers for the Funds and indicated that they were satisfied with the portfolio management being provided to the Funds. The Trustees then discussed the Adviser’s and Trust’s compliance programs with the chief compliance officer. Additionally, the Trustees noted that there not any recent litigations or regulatory investigations related to the Adviser. A representative of the Adviser provided an overview of the Adviser’s financial status and reviewed the Adviser’s resources in providing services to the Funds. The Trustees, including the Independent Trustees, concluded that the nature and extent of services provided by the Adviser was satisfactory, and that the overall quality of services was excellent. The Trustees also concluded that the Adviser had the appropriate resources to continue to provide quality advisory services to the Funds.
Next, the Trustees reviewed performance information for each of the Funds. The Trustees considered performance data presented by the Adviser showing the relevant Fund’s performance over various periods ended March 31, 2021 and May 19, 2021 which was compared to the Fund’s benchmark index. The Board also reviewed the Adviser’s expectations as to each Fund’s risk/return profile.
The Trustees then reviewed and discussed the performance of the Equity Income, Opportunity, International, Fixed Income and Municipal Income Funds. The Trustees noted that the Equity Income Fund was generally in line with the S&P 500 Index for the 1, 3, and 5-year periods as well as for the year-to-date. With respect to the Opportunity Fund, the Trustees noted that the Fund had slightly underperformed the Russell 2500 Total Return Index for the 1, 3 and 5-year periods but had outperformed the index for the year-to-date. The Trustees reviewed the International Fund’s performance was generally in line with that of its benchmark, the MSCI All Country World Index, for each of the 1, 3 and 5-year periods but had also outperformed the benchmark on a year-to-date basis. Next, the Trustees reviewed the performance of the Fixed Income Fund, noting that the Fund’s return had slightly underperformed its benchmark, the Barclays U.S. Aggregate Bond Index, for the 1, 3 and 5-year periods. The Trustees then discussed the Municipal Income Fund’s returns, noting that the Fund had slightly underperformed the Barclays Municipal Bond 5-year GO Index for the 1-year period and was generally in line with the index for the 3-year and 5-year periods. After discussion, the Trustees indicated that they were satisfied with the performance of each of the retail Funds and agreed that each of the retail Funds had reasonable performance.
The Trustees then reviewed the performance of each of the Institutional Funds. They noted that the Short Duration Bond Fund had outperformed its benchmark, the Bank of America Merrill Lynch 1-3 year U.S. Corporate and Government Index, for the 1, 3 and 5-year periods. Next, the Trustees discussed the performance of the Intermediate Bond Fund, noting that it was generally

Review and Renewal of Management Agreements	June 30, 2021 – Unaudited

in line with the Barclays Intermediate U.S. Government Credit Index for the 1 and 3-year periods and had outperformed for the 5-year period. With respect to the Core Bond Fund, the Board noted that the Fund had slightly underperformed the Barclays U.S. Aggregate Index for the 1-year period but had outperformed for the 3 and 5-year periods. The Trustees finally discussed the performance for the Enhanced Return Fund. The Board reviewed its performance, noting that the Enhanced Return Fund was generally in line with the S&P 500 Index for the 1, 3 and 5-year periods. After discussion, the Trustees indicated that it was their consensus all four of Institutional Funds continued to have satisfactory performance given their respective investment objectives, risks and strategies.
As to the cost of the services provided and the profits realized by the Adviser from the relationship with the Funds, the Trustees reviewed the fees paid to the Adviser for the fiscal year ended December 31, 2020 by the Funds. As in past years, the Board and counsel discussed that the total expense ratio for each Fund was a more meaningful comparison than the actual advisory fee because the Management Agreements for the Funds have a unitary fee structure which requires the Adviser to pay substantially all of the operating expenses of each Fund and is compensated with a single fee (noting that most of the funds in the Peer Group comparisons do not share this structure). The expense ratios for Municipal Income Fund, Short Duration Bond Fund, Intermediate Bond Fund, Opportunity Fund, Core Bond Fund and Enhanced Return Fund were at or below the mean, while expense ratios for Equity Income Fund, Fixed Income Fund and International Fund were slightly above the averages for their respective categories. The Trustees noted the contractual fee waivers which were in effect during the period for the Short Duration Bond Fund, the Intermediate Bond Fund and the Core Bond Fund as well as the overall fees paid to the Adviser by each Fund for the period. The Trustees also discussed the profitability of each of the Funds to the Adviser and the profitability of the Adviser with respect to the Funds in the aggregate. Representatives of the Adviser reported on the Adviser’s profitability on a fund by fund basis and discussed their methodologies in determining the profitability of the Adviser. The Trustees, including the Independent Trustees, concluded that the Management Fee payable by each Fund was reasonable and that the Adviser’s level of profitability from its relationship with the Funds is not excessive.
The Trustees then reviewed economies of scale. The Trustees noted that they considered that the Funds’ expense ratios were not unreasonable and that there were no excessive profits being derived from any of the Funds by the Adviser as a result of its management of each of the Funds. The Board also noted that the Adviser had agreed to extend its contractual fee waiver with respect to the Core Bond, Short Duration and Intermediate Bond Funds for another year. The Trustees and representatives from the Adviser again agreed to discuss the possibility of fee breakpoints in the future, depending on the asset level of a Fund. After a discussion, the Trustees concluded that no breakpoints are necessary at this time but that they would continue to evaluate the potential for establishing breakpoints with the Adviser.
After a discussion, the Trustees concluded and agreed, including all Independent Trustees, that renewal of each Management Agreement was in the best interests of each Fund and its shareholders.

ADDITIONAL INFORMATION	June 30, 2021 – Unaudited

Proxy Disclosure
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12-month period ended June 30 are available without charge: (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.
Availability of Schedules of Portfolio Investments:
The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year at www.johnsonmutualfunds.com or on Form N-PORT. The Funds’ holdings are available, without charge, (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; (2) by visiting www.johnsonmutualfunds.com; or (3) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.
Code of Ethics
The Trust’s Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170 or write us at:
Johnson Mutual Funds
3777 West Fork Road
Cincinnati OH 45247

TRUSTEES AND OFFICERS (Unaudited)

Information pertaining to the Trustees and Officers of the Funds is provided below. Trustees who are not deemed to be interested persons of the Funds, as defined in the Investment Company Act of 1940, are referred to as Independent Trustees. Trustees who are deemed to be “interested persons” of the Funds are referred to as Interested Trustees. The Statement of Additional Information includes additional information about the Funds’ Trustees and may be obtained without charge by calling (513) 661-3100 or (800) 541-0170.
Name, Address And Age	Current Position Held With Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held During The Past Five Years
INTERESTED TRUSTEE
Timothy E. Johnson (79) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	Chairman of Johnson Investment Counsel, Inc., the Trust’s Adviser, and Professor of Finance at the University of Cincinnati	9	None
INDEPENDENT TRUSTEES
Ronald H. McSwain (78) 3777 West Fork Road Cincinnati, Ohio 45247	Chairman and Trustee	Since 1992	President of McSwain Carpets, Inc. until 2001; partner of P&R Realty, a real estate development partnership since 1984	9	None
John R. Green (78) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2006	Retired from The Procter & Gamble Company; Purchases Director, Global Baby Care	9	None
James J. Berrens (55) 3777 West Fork Rd Cincinnati, OH 45247	Trustee	Since 2006	Christian Community Health Services: Chief Executive Officer since May 2015	9	None
Dr. Jeri B. Ricketts (63) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2013	Retired Director of Carl H. Lindner Honors-PLUS Program, University of Cincinnati (2002-2018); Associate Professor Emeritus of Accounting, University of Cincinnati since 1986	9	None

TRUSTEES AND OFFICERS (Unaudited)

Name, Address And Age	Current Position Held With Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held During The Past Five Years
OFFICERS
Jason O. Jackman (50) 3777 West Fork Rd. Cincinnati, Ohio 45247	President	Since 2013	President and Chief Investment Officer of the Adviser	N/A	N/A
Dale H. Coates (62) 3777 West Fork Road Cincinnati, Ohio 45247	Vice President	Since 1992	Vice President and Portfolio Manager for the Trust’s Adviser	N/A	N/A
Marc E. Figgins (57) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Financial Officer and Treasurer	Since 2002	Director of Fund Services for the Trust’s Adviser	NA	NA
Scott J. Bischoff (55) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Compliance Officer	Since 2005	Chief Compliance Officer of the Trust’s Adviser	NA	NA
Jennifer J. Kelhoffer (49) 3777 West Fork Road Cincinnati, Ohio 45247	Secretary	Since 2007	Fund Administration & Compliance Associate for the Trust’s Adviser	NA	NA

Trustees and Officers
Ronald H. McSwain	Independent Trustee, Chairman
Timothy E. Johnson	Interested Trustee
James J. Berrens	Independent Trustee
John R. Green	Independent Trustee
Jeri B. Ricketts	Independent Trustee
Jason Jackman	President
Dale H. Coates	Vice President
Scott J. Bischoff	Chief Compliance Officer
Marc E. Figgins	Chief Financial Officer, Treasurer
Jennifer J. Kelhoffer	Secretary
Transfer Agent and Fund Accountant
Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100 (800) 541-0170
Custodian
US Bank
425 Walnut Street
Cincinnati, OH 45202
Independent Registered Public Accounting Firm
Cohen & Company
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115
Legal Counsel
Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, Ohio 45202

This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds’ prospectus, which illustrates each Fund’s objectives, policies, management fees, and other information that may be helpful in making an investment decision.
Investment Company Act #811-7254

Item 2. Code of Ethics.

Not applicable to semiannual report.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual report.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Funds.

Not applicable.

Item 9. Purchases of Equity Securities by Closed End Funds and Affiliated Purchases.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.”

Item 11. Controls and Procedures.

(a)            Based on an evaluation of the registrant’s disclosure controls and procedures as of June 23, 2021, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)            There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable

(a)(2)	Certifications required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a))

(a)(3)	Not applicable

(b)	Certifications required by Rule 30a-2(b)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Johnson Mutual Funds Trust

By:	/s/ Jason O. Jackman

Jason O. Jackman, President

Date September 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jason O. Jackman

Jason O. Jackman, President

Date September 8, 2021

By	/s/ Marc E. Figgins

Marc E. Figgins, Treasurer

Date September 8, 2021

* Print the name and title of each signing officer under his or her signature.